As filed with the Securities and Exchange Commission on April 16, 2020
Securities Act File No. 33-21722
Investment Company Act File No. 811-5550

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 63	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 60	☒
(Check appropriate box or boxes)

THE ALGER PORTFOLIOS
(Exact Name of Registrant as Specified in Charter)
360 Park Avenue South, New York, New York	10010
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code:    212-806-8800

Tina Payne, Esq.
Fred Alger Management, LLC
360 Park Avenue South
New York, NY 10010
(Name and Address of Agent for Service)
Copy to:
Gary L. Granik, Esq.
Proskauer Rose LLP
11 Times Square
New York, NY 10036

It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b), or
☒	on April 30, 2020 pursuant to paragraph (b), or
☐	60 days after filing pursuant to paragraph (a)(1), or
☐	on [date] pursuant to paragraph (a)(1), or
☐	75 days after filing pursuant to paragraph (a)(2), or
☐	on [date] pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

May 1, 2020
This is not part of the prospectus.

Prospectus May 1, 2020
	Class	Ticker Symbol
Alger Capital Appreciation Portfolio	I-2	ALVOX
Alger Large Cap Growth Portfolio	I-2	AAGOX
Alger Mid Cap Growth Portfolio	I-2	AMGOX
Alger Weatherbie Specialized Growth Portfolio	I-2	AAMOX
Alger Small Cap Growth Portfolio	I-2	AASOX
Alger Growth & Income Portfolio	I-2	AIGOX
Alger Balanced Portfolio	I-2	ABLOX

A pooled funding vehicle for:	• qualified pension plans
• qualified retirement plans
• variable annuity contracts
• variable life insurance policies
Optional Internet Availability of Alger Shareholder Reports
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio, the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by signing up for paperless delivery at www.icsdelivery.com/alger. If you own these shares through a financial intermediary or insurance company, contact your financial intermediary or insurance company.
You may elect to receive all future reports in paper free of charge. You can inform the Portfolio or the insurance company that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-866-345-5954 or fundreports.com. If you own these shares through a financial intermediary or insurance company contact your financial intermediary or insurance company to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Alger Fund Complex, your insurance company, or financial intermediary.
As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

THE ALGER PORTFOLIOS
1	Summary Sections
	1	Alger Capital Appreciation Portfolio
	5	Alger Large Cap Growth Portfolio
	9	Alger Mid Cap Growth Portfolio
	13	Alger Weatherbie Specialized Growth Portfolio
	17	Alger Small Cap Growth Portfolio
	21	Alger Growth & Income Portfolio
	25	Alger Balanced Portfolio
29	Investment Objective, Principal Investment Strategies and Related Risks
29	Additional Information About the Portfolios’ Investment Strategies and Investments
34	Management and Organization
36	Shareholder Information
	36	Distributor
	36	Transfer Agent
	36	Net Asset Value
	37	Dividends and Distributions and Tax Consequences
	37	Classes of Shares
	38	Purchasing and Redeeming Shares
	38	Limitations on Excessive Trading
	39	Disclosure of Portfolio Holdings
	39	Other Information
40	Hypothetical Investment and Expense Information
42	Financial Highlights
Back Cover:For Information

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Summary Sections
Alger Capital Appreciation Portfolio
Investment Objective
Alger Capital Appreciation Portfolio seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Alger Portfolios (the “Trust”). The table does not reflect fees, expenses, or charges that may be imposed by qualified pension or retirement plans or under variable annuity contracts or variable life insurance policies. If it did, the fees would be higher.
Alger Capital Appreciation Portfolio
Class	I-2
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fees	.81%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	.13%
Total Annual Fund Operating Expenses	.94%
Example
The following example, which reflects the shareholder fees and operating expenses listed above, is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class I-2 shares of the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The example does not reflect fees, expenses, or charges that may be imposed by the separate accounts of life insurance companies or qualified pension or retirement plans. If it did, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Class I-2	$96	$300	$520	$1,155
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 74.35% of the average value of its portfolio.
Principal Investment Strategy
Fred Alger Management, LLC believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, rapidly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from new regulations, a new product innovation or new management.
Under normal market circumstances, the Portfolio invests at least 85% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any market capitalization that Fred Alger Management, LLC believes demonstrate promising growth potential. Equity securities include common or preferred stocks that are listed on U.S. or foreign exchanges.
The Portfolio’s portfolio manager(s) may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive.

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The Portfolio may invest a significant portion of its assets in securities of companies conducting business within a single sector, including the information technology, consumer discretionary, and health care sectors.
The Portfolio can invest in foreign securities.
Principal Risks
An investment in the Portfolio involves risks. The Portfolio’s share price may go down, which means you could lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Risk – An investment in the Portfolio is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk – Your investment in Portfolio shares represents an indirect investment in the securities owned by the Portfolio. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Portfolio shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Portfolio dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Portfolio and its investments.
Equity Securities Risk – As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Portfolio’s price per share will fluctuate due to changes in the market prices of its investments. Also, the Portfolio’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.
Growth Stocks Risk – Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value.
Sector Risk – The Portfolio may have a significant portion of its assets invested in securities of companies conducting business within a single sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Portfolio more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Generally, the more broadly the Portfolio invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
Technology Companies Risk – The Portfolio may have a significant portion of its assets invested in securities of technology companies. Technology companies may have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities, especially over the short term. Technology companies may also face increased competition, government regulation, and risk of obsolescence due to progress in technological developments.
Healthcare Companies Risk – The Portfolio may have a significant portion of its assets invested in securities of healthcare companies. At times, the performance of healthcare companies will lag the performance of other industries or the broader market as a whole, and the performance of such companies may be more volatile. Healthcare companies may also be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences.
Consumer Discretionary Sector Risk – The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns.
Foreign Securities Risk – The Portfolio’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing audit and legal standards.
Smaller Cap Securities Risk – Investing in companies of all capitalizations involves the risk that smaller issuers in which the Portfolio invests may have limited product lines or financial resources, or lack management depth. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Portfolio because of the potentially less frequent trading of stocks of smaller market capitalization.

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Performance
The following bar chart and the table beneath it provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. The Russell 1000 Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation. The performance numbers do not reflect fees, expenses, or charges that may be imposed by qualified pension or retirement plans or under variable annuity contracts or variable life insurance policies. If they did, the performance numbers would be lower. Remember that the Portfolio’s past performance is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Portfolio’s website www.alger.com.
Annual Total Return for Class I-2 Shares as of December 31 (%)
Best Quarter: Q1 2012 16.65%	Worst Quarter: Q4 2018 -15.49%
Average Annual Total Return as of December 31, 2019
	1 Year	5 Years	10 Years
Class I-2 (Inception 1/25/95)	33.58%	13.30%	14.46%
Russell 1000 Growth Index (reflects no deductions for fees, expenses or taxes)	36.39%	14.63%	15.22%
Management
Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund’s Portfolio
Fred Alger Management, LLC	Ankur Crawford, Ph.D. Executive Vice President, Senior Analyst and Portfolio Manager Since June 2015
Patrick Kelly, CFA Executive Vice President, Head of Alger Capital Appreciation and Spectra Strategies and Portfolio Manager Since September 2004
Although the Portfolio is co-managed, one of the portfolio managers may be primarily responsible for implementation of the day to day investment decisions. This may occur to ensure that the Portfolio’s investment decisions are consistently and promptly implemented.

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Shareholder Information
Purchasing and Redeeming Shares
Because the Portfolio is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension or retirement plans, an individual cannot invest in the Portfolio directly, but may do so only through one of these sources. The Portfolio shares are held in the names of the separate accounts and plans. The minimum initial investment for the separate accounts and plans is generally $500,000.
Tax Information
If you have invested through the separate account of a life insurance company or through a qualified pension or retirement plan, please consult the Prospectus or other information provided to you by your participating life insurance company or qualified pension or retirement plan regarding the federal income taxation of your policy or plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the Portfolio and/or its Manager or Distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.

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Alger Large Cap Growth Portfolio
Investment Objective
Alger Large Cap Growth Portfolio seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees, expenses, or charges that may be imposed by qualified pension or retirement plans or under variable annuity contracts or variable life insurance policies. If it did, the fees would be higher.
Alger Large Cap Growth Portfolio
Class	I-2
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fees	.71%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	.18%
Acquired Fund Fees and Expenses	.02%
Total Annual Fund Operating Expenses	.91%
Fee Waiver*	(.02)%
Total Annual Fund Operating Expenses After Fee Waiver	.89%
*	Fred Alger Management, LLC (the “Manager”) has contractually agreed to waive its advisory fee in an amount equal to the advisory fees earned on the Portfolio's investment in an affiliated investment company (in the amount of .02% for the last fiscal year). This commitment will remain in effect for the life of this investment, can only be amended or terminated by agreement of the Trust’s Board of Trustees and the Manager, and will terminate automatically in the event of termination of the Investment Advisory Agreement between the Trust, on behalf of the Portfolio, and the Manager.
Example
The following example, which reflects the shareholder fees and operating expenses listed above, is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class I-2 shares of the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The expense example is based on net operating expenses, which reflect the contractual expense limitation agreed to by the Manager. The example does not reflect fees, expenses, or charges that may be imposed by the separate accounts of life insurance companies or qualified pension or retirement plans. If it did, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Class I-2	$91	$284	$493	$1,096
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 144.26% of the average value of its portfolio.
Principal Investment Strategy
Fred Alger Management, LLC believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, rapidly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from new regulations, a new product innovation or new management.

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The Portfolio focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have a market capitalization equal to or greater than the market capitalization of companies included in the Russell 1000 Growth Index, updated quarterly as reported by the index as of the most recent quarter-end. This index is designed to track the performance of large-capitalization growth stocks. At December 31, 2019, the market capitalization of the companies in this index ranged from $1.52 billion to $1.3 trillion. Equity securities include common or preferred stocks that are listed on U.S. or foreign exchanges.
The Portfolio’s portfolio manager(s) may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result of this disciplined investment process, the Portfolio may engage in active trading of portfolio securities.
The Portfolio may invest a significant portion of its assets in securities of companies conducting business within a single sector, including the information technology, healthcare, consumer discretionary, and industrials sectors.
Principal Risks
An investment in the Portfolio involves risks. The Portfolio’s share price may go down, which means you could lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Risk – An investment in the Portfolio is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk – Your investment in Portfolio shares represents an indirect investment in the securities owned by the Portfolio. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Portfolio shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Portfolio dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Portfolio and its investments.
Equity Securities Risk – As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Portfolio’s price per share will fluctuate due to changes in the market prices of its investments. Also, the Portfolio’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.
Growth Stocks Risk – Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value.
Sector Risk – The Portfolio may have a significant portion of its assets invested in securities of companies conducting business within a single sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Portfolio more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Generally, the more broadly the Portfolio invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
Technology Companies Risk – The Portfolio may have a significant portion of its assets invested in securities of technology companies. Technology companies may have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities, especially over the short term. Technology companies may also face increased competition, government regulation, and risk of obsolescence due to progress in technological developments.
Healthcare Companies Risk – The Portfolio may have a significant portion of its assets invested in securities of healthcare companies. At times, the performance of healthcare companies will lag the performance of other industries or the broader market as a whole, and the performance of such companies may be more volatile. Healthcare companies may also be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences.
Consumer Discretionary Sector Risk – The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns.
Portfolio Turnover (Active Trading) Risk – Because the Portfolio may engage in active trading of portfolio securities, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on an investment. Active trading may also increase short-term gains and losses, which may affect the taxes a shareholder has to pay.

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Performance
The following bar chart and the table beneath it provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. The Russell 1000 Growth Index is an index of common stocks designed to track performance of large-capitalization companies with greater than average growth orientation. The performance numbers do not reflect fees, expenses, or charges that may be imposed by qualified pension or retirement plans or under variable annuity contracts or variable life insurance policies. If they did, the performance numbers would be lower. Remember that the Portfolio’s past performance is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Portfolio’s website www.alger.com.
Annual Total Return for Class I-2 Shares as of December 31 (%)
Best Quarter: Q1 2019 14.66%	Worst Quarter: Q4 2018 -20.20%
Average Annual Total Return as of December 31, 2019
	1 Year	5 Years	10 Years
Class I-2 (Inception 1/6/89)	27.43%	11.04%	12.13%
Russell 1000 Growth Index (reflects no deductions for fees, expenses or taxes)	36.39%	14.63%	15.22%
Management
Investment Manager	Portfolio Manager Primarily Responsible for Day-to-Day Management of the Fund’s Portfolio
Fred Alger Management, LLC	Dan C. Chung, CFA Chief Executive Officer, Chief Investment Officer and Portfolio Manager Since September 2001
Shareholder Information
Purchasing and Redeeming Shares
Because the Portfolio is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension or retirement plans, an individual cannot invest in the Portfolio directly, but may do so only through one of these sources. The Portfolio shares are held in the names of the separate accounts and plans. The minimum initial investment for the separate accounts and plans is generally $500,000.

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Tax Information
If you have invested through the separate account of a life insurance company or through a qualified pension or retirement plan, please consult the Prospectus or other information provided to you by your participating life insurance company or qualified pension or retirement plan regarding the federal income taxation of your policy or plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the Portfolio and/or its Manager or Distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.

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Alger Mid Cap Growth Portfolio
Investment Objective
Alger Mid Cap Growth Portfolio seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees, expenses, or charges that may be imposed by qualified pension or retirement plans or under variable annuity contracts or variable life insurance policies. If it did, the fees would be higher.
Alger Mid Cap Growth Portfolio
Class	I-2
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fees	.76%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	.25%
Total Annual Fund Operating Expenses	1.01%
Example
The following example, which reflects the shareholder fees and operating expenses listed above, is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class I-2 shares of the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The example does not reflect fees, expenses, or charges that may be imposed by the separate accounts of life insurance companies or qualified pension or retirement plans. If it did, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Class I-2	$103	$322	$558	$1,236
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 189.22% of the average value of its portfolio.
Principal Investment Strategy
Fred Alger Management, LLC believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, rapidly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from new regulations, a new product innovation or new management.
The Portfolio focuses on mid-sized companies that Fred Alger Management, LLC believes demonstrate promising growth potential. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are designed to track the performance of medium-capitalization stocks. At December 31, 2019, the market capitalization of the companies in these indexes ranged from $1.10 billion to $78.61 billion. Because of the Portfolio’s long-term approach to investing, it could have a significant portion of its assets invested in securities of issuers that have appreciated beyond the market capitalization thresholds noted. Equity securities include common or preferred stocks that are listed on U.S. or foreign exchanges.

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The Portfolio may invest a significant portion of its assets in securities of companies conducting business within a single sector, including the information technology, healthcare, consumer discretionary, and industrials sectors.
The Portfolio’s portfolio manager(s) may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result of this disciplined investment process, the Portfolio may engage in active trading of portfolio securities.
The Portfolio can invest in foreign securities.
Principal Risks
An investment in the Portfolio involves risks. The Portfolio’s share price may go down, which means you could lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Risk – An investment in the Portfolio is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk – Your investment in Portfolio shares represents an indirect investment in the securities owned by the Portfolio. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Portfolio shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Portfolio dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Portfolio and its investments.
Equity Securities Risk – As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Portfolio’s price per share will fluctuate due to changes in the market prices of its investments. Also, the Portfolio’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.
Growth Stocks Risk – Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value.
Mid Cap Securities Risk – There may be greater risk in investing in medium-capitalization companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial resources. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Portfolio because of the potentially less frequent trading of stocks of smaller market capitalization.
Sector Risk – The Portfolio may have a significant portion of its assets invested in securities of companies conducting business within a single sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Portfolio more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Generally, the more broadly the Portfolio invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
Technology Companies Risk – The Portfolio may have a significant portion of its assets invested in securities of technology companies. Technology companies may have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities, especially over the short term. Technology companies may also face increased competition, government regulation, and risk of obsolescence due to progress in technological developments.
Healthcare Companies Risk – The Portfolio may have a significant portion of its assets invested in securities of healthcare companies. At times, the performance of healthcare companies will lag the performance of other industries or the broader market as a whole, and the performance of such companies may be more volatile. Healthcare companies may also be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences.
Industrial Companies Risk – The Portfolio may have a significant portion of its assets invested in securities of companies in the industrial sector. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services.

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Foreign Securities Risk – The Portfolio’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing audit and legal standards.
Portfolio Turnover (Active Trading) Risk – Because the Portfolio may engage in active trading of portfolio securities, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on an investment. Active trading may also increase short-term gains and losses, which may affect the taxes a shareholder has to pay.
Performance
The following bar chart and the table beneath it provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. The Russell Midcap Growth Index is an index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation. The performance numbers do not reflect fees, expenses, or charges that may be imposed by qualified pension or retirement plans or under variable annuity contracts or variable life insurance policies. If they did, the performance numbers would be lower. Remember that the Portfolio’s past performance is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Portfolio’s website www.alger.com.
Annual Total Return for Class I-2 Shares as of December 31 (%)
Best Quarter: Q1 2019 20.51%	Worst Quarter: Q3 2011 -23.58%
Average Annual Total Return as of December 31, 2019
	1 Year	5 Years	10 Years
Class I-2 (Inception 5/3/93)	30.26%	9.23%	11.25%
Russell Midcap Growth Index (reflects no deductions for fees, expenses or taxes)	35.47%	11.60%	14.24%

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Management
Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund’s Portfolio
Fred Alger Management, LLC	Dan C. Chung, CFA Chief Executive Officer Chief Investment Officer and Portfolio Manager Since January 2018
Teresa McRoberts Senior Vice President Since February 2013 Senior Analyst and Portfolio Manager Since February 2015
Although the Portfolio is co-managed, one of the portfolio managers may be primarily responsible for implementation of the day to day investment decisions. This may occur to ensure that the Portfolio’s investment decisions are consistently and promptly implemented.
Shareholder Information
Purchasing and Redeeming Shares
Because the Portfolio is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension or retirement plans, an individual cannot invest in the Portfolio directly, but may do so only through one of these sources. The Portfolio shares are held in the names of the separate accounts and plans. The minimum initial investment for the separate accounts and plans is generally $500,000.
Tax Information
If you have invested through the separate account of a life insurance company or through a qualified pension or retirement plan, please consult the Prospectus or other information provided to you by your participating life insurance company or qualified pension or retirement plan regarding the federal income taxation of your policy or plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the Portfolio and/or its Manager or Distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.

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Alger Weatherbie Specialized Growth Portfolio
Investment Objective
Alger Weatherbie Specialized Growth Portfolio seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees, expenses, or charges that may be imposed by qualified pension or retirement plans or under variable annuity contracts or variable life insurance policies. If it did, the fees would be higher.
Alger Weatherbie Specialized Growth Portfolio
Class	I-2
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fees	.81%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	10.03%
Total Annual Fund Operating Expenses	10.84%
Expense Reimbursement*	(9.79)%*
Total Annual Fund Operating Expenses After Expense Reimbursement	1.05%
*	Fred Alger Management, LLC (the "Manager") has contractually agreed to reimburse expenses (excluding acquired fund fees and expenses, dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses) through April 30, 2021 to the extent necessary to limit the total annual fund operating expenses of the Class I-2 shares of the Portfolio to 1.05% of the Class’s average daily net assets. This expense reimbursement may only be amended or terminated prior to its expiration date by agreement between the Manager and the Portfolio’s Board of Trustees, and will terminate automatically in the event of termination of the Investment Advisory Agreement.
Example
The following example, which reflects the shareholder fees and operating expenses listed above, is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class I-2 shares of the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-year examples are based on net operating expenses, which reflect the contractual expense limitation agreed to by the Manager. The example does not reflect fees, expenses, or charges that may be imposed by the separate accounts of life insurance companies or qualified pension or retirement plans. If it did, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Class I-2	$107	$2,231	$4,114	$7,940
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 64.29% of the average value of its portfolio.
Principal Investment Strategy
Fred Alger Management, LLC believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, rapidly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from new regulations, a new product innovation or new management.
Weatherbie Capital, LLC (“Weatherbie”), an affiliate of Fred Alger Management, LLC, and the Portfolio’s sub-adviser, invests in smaller cap U.S. growth companies that Weatherbie believes have enduring earnings, reasonable valuations and a distinct

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competitive advantage. Weatherbie invests in Foundation growth stocks and Opportunity growth stocks. Foundation growth stocks are companies led by experienced management teams, with innovative business models and the potential for high sales and earnings growth. Opportunity growth stocks are companies whose earnings may be temporarily depressed, but Weatherbie believes change is underway that can reaccelerate earnings.
Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of smallcap and midcap companies. Equity securities include common or preferred stocks that are listed on U.S. or foreign exchanges. Smallcap or midcap companies are companies that, at the time of purchase, have total market capitalization within the range of companies included in the Russell 2500 Growth Index or the Russell Midcap Growth Index, respectively, as reported by the indexes as of the most recent quarter-end. At December 31, 2019, the market capitalization of the companies in these indexes ranged from $13 million to $78.61 billion.
As a focus fund, the Portfolio intends to invest a substantial portion of its assets in a smaller number of issuers, and may focus its holdings in fewer business sectors or industries. Generally the Portfolio will own approximately 50 holdings. Portfolio holdings may occasionally exceed this number for a variety of reasons.
The Portfolio’s portfolio manager(s) may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive.
The Portfolio may invest a significant portion of its assets in securities of companies conducting business within a single sector, including the information technology, healthcare, consumer discretionary, and industrials sectors.
The Portfolio can invest in foreign securities, including emerging market securities.
Principal Risks
An investment in the Portfolio involves risks. The Portfolio’s share price may go down, which means you could lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Risk – An investment in the Portfolio is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk – Your investment in Portfolio shares represents an indirect investment in the securities owned by the Portfolio. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Portfolio shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Portfolio dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Portfolio and its investments.
Equity Securities Risk – As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Portfolio’s price per share will fluctuate due to changes in the market prices of its investments. Also, the Portfolio’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.
Growth Stocks Risk – Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value.
Small and Mid Cap Securities Risk – There may be greater risk in investing in companies with small or medium market capitalizations rather than larger, more established issuers due to such factors as more limited product lines or financial resources or lack of management depth. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Portfolio because of the potentially less frequent trading of stocks of smaller market capitalization.
Small Number of Holdings Risk – Under normal circumstances, the Portfolio invests in a small number of issuers. Therefore, the Portfolio’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a higher number of holdings.
Sector Risk – The Portfolio may have a significant portion of its assets invested in securities of companies conducting business within a single sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Portfolio more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Generally, the more broadly the Portfolio invests, the more it spreads risk and potentially reduces the risks of loss and volatility.

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Technology Companies Risk – The Portfolio may have a significant portion of its assets invested in securities of technology companies. Technology companies may have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities, especially over the short term. Technology companies may also face increased competition, government regulation, and risk of obsolescence due to progress in technological developments.
Healthcare Companies Risk – The Portfolio may have a significant portion of its assets invested in securities of healthcare companies. At times, the performance of healthcare companies will lag the performance of other industries or the broader market as a whole, and the performance of such companies may be more volatile. Healthcare companies may also be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences.
Consumer Discretionary Sector Risk – The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns.
Foreign Securities Risk – The Portfolio’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing audit and legal standards.
Emerging Markets Risk – The Portfolio may invest in issuers located in emerging countries (such as Brazil, Russia, India and China), and therefore may be exposed to the economies, industries, securities and currency markets of such countries, which may be adversely affected by protectionist trade policies, a slow U.S. economy, political and social instability, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the U.S.
Performance
The following bar chart and the table beneath it provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. The Russell 2500 Growth Index is an index of common stocks designed to track performance of small- and medium-capitalization companies with greater than average growth orientation. From August 30, 2017 to October 30, 2019, the Portfolio was named "Alger SMid Cap Focus Portfolio." Prior to August 30, 2017, the Portfolio followed different investment strategies under the name “Alger SMid Cap Growth Portfolio” and prior to March 1, 2017 was managed by different portfolio managers. Accordingly, performance prior to those dates does not reflect the Portfolio’s current investment strategies and investment personnel. The performance numbers do not reflect fees, expenses, or charges that may be imposed by qualified pension or retirement plans or under variable annuity contracts or variable life insurance policies. If they did, the performance numbers would be lower. Remember that the Portfolio’s past performance is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Portfolio’s website www.alger.com.
Annual Total Return for Class I-2 Shares as of December 31 (%)
Best Quarter: Q1 2019 30.53%	Worst Quarter: Q4 2018 -24.74%

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Average Annual Total Return as of December 31, 2019
	1 Year	5 Years	10 Years
Class I-2 (Inception 1/2/08)	38.31%	13.64%	13.60%
Russell 2500 Growth Index (reflects no deductions for fees, expenses or taxes)	32.65%	10.84%	14.01%
Management
Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund’s Portfolio
Fred Alger Management, LLC
Sub-Adviser
Weatherbie Capital, LLC*	Matthew A. Weatherbie, CFA President, Chief Executive Officer and Co-Chief Investment Officer of Weatherbie Since March 2017
H. George Dai, Ph.D. Senior Managing Director and Co-Chief Investment Officer of Weatherbie Since March 2017
Joshua D. Bennett, CFA Senior Managing Director, Director of Research of Weatherbie Since March 2017
*	Weatherbie Capital, LLC, an affiliate of Fred Alger Management, LLC, sub-advises the Portfolio subject to Fred Alger Management, LLC’s supervision and approval.
Although the Portfolio is co-managed, one of the portfolio managers may be primarily responsible for implementation of the day to day investment decisions. This may occur to ensure that the Portfolio’s investment decisions are consistently and promptly implemented.
Shareholder Information
Purchasing and Redeeming Shares
Because the Portfolio is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension or retirement plans, an individual cannot invest in the Portfolio directly, but may do so only through one of these sources. The Portfolio shares are held in the names of the separate accounts and plans. The minimum initial investment for the separate accounts and plans is generally $500,000.
Tax Information
If you have invested through the separate account of a life insurance company or through a qualified pension or retirement plan, please consult the Prospectus or other information provided to you by your participating life insurance company or qualified pension or retirement plan regarding the federal income taxation of your policy or plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the Portfolio and/or its Manager or Distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.

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Alger Small Cap Growth Portfolio
Investment Objective
Alger Small Cap Growth Portfolio seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees, expenses, or charges that may be imposed by qualified pension or retirement plans or under variable annuity contracts or variable life insurance policies. If it did, the fees would be higher.
Alger Small Cap Growth Portfolio
Class	I-2
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fees	.81%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	.17%
Total Annual Fund Operating Expenses	.98%
Example
The following example, which reflects the shareholder fees and operating expenses listed above, is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class I-2 shares of the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The example does not reflect fees, expenses, or charges that may be imposed by the separate accounts of life insurance companies or qualified pension or retirement plans. If it did, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Class I-2	$100	$312	$542	$1,201
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 18.13% of the average value of its portfolio.
Principal Investment Strategy
Fred Alger Management, LLC believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, rapidly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from new regulations, a new product innovation or new management.
The Portfolio focuses on small, fast-growing companies that Fred Alger Management, LLC believes offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that, at the time of purchase of the securities, have total market capitalization between (1) the higher of (a) $5 billion or (b) the company in either the Russell 2000 Growth Index or the MSCI USA Small Cap Index (each, an “Index” and together, the “Indexes”) with the highest capitalization, and (2) the company in either Index with the lowest capitalization, at any time during the most recent 12-month period as reported by either Index. Both indexes are broad-based indexes of small capitalization stocks. At December 31, 2019, the market capitalization of the companies in these indexes ranged from $13 million to $27.34 billion. Because of the Portfolio’s long-term approach to

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investing, it could have a significant portion of its assets invested in securities of issuers that have appreciated beyond the market capitalization thresholds noted. Equity securities include common or preferred stocks that are listed on U.S. or foreign exchanges.
The Portfolio’s portfolio manager(s) may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive.
The Portfolio may invest a significant portion of its assets in securities of companies conducting business within a single sector, including the information technology, healthcare, consumer discretionary, and industrials sectors.
The Portfolio can invest in foreign securities.
Principal Risks
An investment in the Portfolio involves risks. The Portfolio’s share price may go down, which means you could lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Risk – An investment in the Portfolio is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk – Your investment in Portfolio shares represents an indirect investment in the securities owned by the Portfolio. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Portfolio shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Portfolio dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Portfolio and its investments.
Equity Securities Risk – As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Portfolio’s price per share will fluctuate due to changes in the market prices of its investments. Also, the Portfolio’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.
Growth Stocks Risk – Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value.
Small Cap Securities Risk – There may be greater risk in investing in smaller, less seasoned companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial resources. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Portfolio because of the potentially less frequent trading of stocks of smaller market capitalization.
Sector Risk – The Portfolio may have a significant portion of its assets invested in securities of companies conducting business within a single sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Portfolio more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Generally, the more broadly the Portfolio invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
Technology Companies Risk – The Portfolio may have a significant portion of its assets invested in securities of technology companies. Technology companies may have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities, especially over the short term. Technology companies may also face increased competition, government regulation, and risk of obsolescence due to progress in technological developments.
Healthcare Companies Risk – The Portfolio may have a significant portion of its assets invested in securities of healthcare companies. At times, the performance of healthcare companies will lag the performance of other industries or the broader market as a whole, and the performance of such companies may be more volatile. Healthcare companies may also be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences.
Foreign Securities Risk – The Portfolio’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing audit and legal standards.

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Performance
The following bar chart and the table beneath it provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. The Russell 2000 Growth Index is an index of common stocks designed to track performance of small-capitalization companies with greater than average growth orientation. The performance numbers do not reflect fees, expenses, or charges that may be imposed by qualified pension or retirement plans or under variable annuity contracts or variable life insurance policies. If they did, the performance numbers would be lower. Remember that the Portfolio’s past performance is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Portfolio’s website www.alger.com.
Annual Total Return for Class I-2 Shares as of December 31 (%)
Best Quarter: Q1 2019 19.16%	Worst Quarter: Q3 2011 -22.71%
Average Annual Total Return as of December 31, 2019
	1 Year	5 Years	10 Years
Class I-2 (Inception 9/21/88)	29.34%	11.65%	12.31%
Russell 2000 Growth Index (reflects no deductions for fees, expenses or taxes)	28.48%	9.34%	13.01%
Management
Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund’s Portfolio
Fred Alger Management, LLC	Amy Y. Zhang, CFA Executive Vice President and Portfolio Manager Since February 2015
Dan C. Chung, CFA Chief Executive Officer, Chief Investment Officer and Portfolio Manager Since January 2016
Although the Portfolio is co-managed, one of the portfolio managers may be primarily responsible for implementation of the day to day investment decisions. This may occur to ensure that the Portfolio’s investment decisions are consistently and promptly implemented.

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Shareholder Information
Purchasing and Redeeming Shares
Because the Portfolio is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension or retirement plans, an individual cannot invest in the Portfolio directly, but may do so only through one of these sources. The Portfolio shares are held in the names of the separate accounts and plans. The minimum initial investment for the separate accounts and plans is generally $500,000.
Tax Information
If you have invested through the separate account of a life insurance company or through a qualified pension or retirement plan, please consult the Prospectus or other information provided to you by your participating life insurance company or qualified pension or retirement plan regarding the federal income taxation of your policy or plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the Portfolio and/or its Manager or Distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.

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Alger Growth & Income Portfolio
Investment Objective
Alger Growth & Income Portfolio seeks to provide capital appreciation and current income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees, expenses, or charges that may be imposed by qualified pension or retirement plans or under variable annuity contracts or variable life insurance policies. If it did, the fees would be higher.
Alger Growth & Income Portfolio
Class	I-2
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fees	.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	.52%
Total Annual Fund Operating Expenses	1.02%
Example
The following example, which reflects the shareholder fees and operating expenses listed above, is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class I-2 shares of the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The example does not reflect fees, expenses, or charges that may be imposed by the separate accounts of life insurance companies or qualified pension or retirement plans. If it did, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Class I-2	$104	$325	$563	$1,248
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 7.33% of the average value of its portfolio.
Principal Investment Strategy
Fred Alger Management, LLC believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, rapidly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from new regulations, a new product innovation or new management.
The Portfolio invests primarily in equity securities such as common or preferred stocks which Fred Alger Management, LLC believes offer opportunities for capital appreciation and which also pay dividends. In considering such companies, Fred Alger Management, LLC classifies them into three categories: Dividend Leaders – companies that generate high dividend yields; Dividend Growers – companies that have a history of strong and consistent dividend growth; and Kings of Cash Flow – companies that have strong potential for generating capital appreciation and the ability to return significant amounts of cash to investors as a result of their free cash flow. It is a fundamental policy of the Portfolio to invest at least 65% of its total assets in dividend paying equity securities. The Portfolio may invest up to 35% of its total assets in equity securities that do not pay dividends or in money market instruments and repurchase agreements. The Portfolio focuses on growing companies that, at the time of purchase of the

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securities, have a market capitalization equal to or greater than the market capitalization of companies included in the S&P 500 Index, as reported by the index as of the most recent quarter-end. The index is designed to track the performance of large-capitalization stocks. At December 31, 2019, the market capitalization of the companies in this index ranged from $4.59 billion to $1.30 trillion.
The Portfolio’s portfolio manager(s) may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive.
The Portfolio may invest a significant portion of its assets in securities of companies conducting business within a single sector, including the financial, information technology, healthcare, consumer discretionary, and industrials sectors.
Principal Risks
An investment in the Portfolio involves risks. The Portfolio’s share price may go down, which means you could lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Risk – An investment in the Portfolio is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk – Your investment in Portfolio shares represents an indirect investment in the securities owned by the Portfolio. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Portfolio shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Portfolio dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Portfolio and its investments.
Equity Securities Risk – As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Portfolio’s price per share will fluctuate due to changes in the market prices of its investments. Also, the Portfolio’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds. In addition, there are special risks associated with investing in preferred securities, including deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights. The market value of preferred stocks is generally more sensitive to changes in interest rates than the market value of common stocks.
Growth Stocks Risk – Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value.
Income-Producing Securities Risk – Companies may cut or fail to declare dividends due to market downturns or other reasons. Income producing securities may become generally less favored by market participants, potentially leading such securities to underperform the broader stock market,
Sector Risk – The Portfolio may have a significant portion of its assets invested in securities of companies conducting business within a single sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Portfolio more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Generally, the more broadly the Portfolio invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
Technology Companies Risk – The Portfolio may have a significant portion of its assets invested in securities of technology companies. Technology companies may have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities, especially over the short term. Technology companies may also face increased competition, government regulation, and risk of obsolescence due to progress in technological developments.
Healthcare Companies Risk – The Portfolio may have a significant portion of its assets invested in securities of healthcare companies. At times, the performance of healthcare companies will lag the performance of other industries or the broader market as a whole, and the performance of such companies may be more volatile. Healthcare companies may also be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences.
Financial Sector Risk – The Portfolio may have a significant portion of its assets invested in securities of financial services companies, which means the Portfolio may be more affected by the performance of the financial sector than a fund that is more diversified. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Certain events in the financial sector may

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cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses.
Performance
The following bar chart and the table beneath it provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. The S&P 500 Index is an index of large company common stocks considered to be representative of the U.S. stock market. The performance numbers do not reflect fees, expenses, or charges that may be imposed by qualified pension or retirement plans or under variable annuity contracts or variable life insurance policies. If they did, the performance numbers would be lower. Remember that the Portfolio’s past performance is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Portfolio’s website www.alger.com.
Annual Total Return for Class I-2 Shares as of December 31 (%)
Best Quarter: Q4 2011 12.93%	Worst Quarter: Q2 2010 -12.64%
Average Annual Total Return as of December 31, 2019
	1 Year	5 Years	10 Years
Class I-2 (Inception 11/15/88)	29.47%	10.77%	12.60%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	31.49%	11.70%	13.56%
Management
Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund’s Portfolio
Fred Alger Management, LLC	Dan C. Chung, CFA Chief Executive Officer, Chief Investment Officer and Portfolio Manager Since September 2003
Gregory S. Adams, CFA Senior Vice President, Director of Quantitative & Risk Management and Portfolio Manager Since April 2012
Although the Portfolio is co-managed, one of the portfolio managers may be primarily responsible for implementation of the day to day investment decisions. This may occur to ensure that the Portfolio’s investment decisions are consistently and promptly implemented.

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Shareholder Information
Purchasing and Redeeming Shares
Because the Portfolio is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension or retirement plans, an individual cannot invest in the Portfolio directly, but may do so only through one of these sources. The Portfolio shares are held in the names of the separate accounts and plans. The minimum initial investment for the separate accounts and plans is generally $500,000.
Tax Information
If you have invested through the separate account of a life insurance company or through a qualified pension or retirement plan, please consult the Prospectus or other information provided to you by your participating life insurance company or qualified pension or retirement plan regarding the federal income taxation of your policy or plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the Portfolio and/or its Manager or Distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.

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Alger Balanced Portfolio
Investment Objective
Alger Balanced Portfolio seeks current income and long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees, expenses, or charges that may be imposed by qualified pension or retirement plans or under variable annuity contracts or variable life insurance policies. If it did, the fees would be higher.
Alger Balanced Portfolio
Class	I-2
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fees	.71%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	.39%
Total Annual Fund Operating Expenses	1.10%
Example
The following example, which reflects the shareholder fees and operating expenses listed above, is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class I-2 shares of the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The example does not reflect fees, expenses, or charges that may be imposed by the separate accounts of life insurance companies or qualified pension or retirement plans. If it did, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Class I-2	$112	$350	$606	$1,340
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 5.71% of the average value of its portfolio.
Principal Investment Strategy
Fred Alger Management, LLC believes companies undergoing Positive Dynamic Change offer the best equity investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, significantly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from regulatory change, a new product introduction or management change.
The Portfolio focuses on stocks of companies that Fred Alger Management, LLC believes demonstrate growth potential and on fixed-income securities, with emphasis on income-producing securities that appear to have potential for capital appreciation. Under normal circumstances, the Portfolio invests in equity securities and in fixed-income securities, which may include corporate bonds, debentures and notes, U.S. Government securities, mortgage-backed and asset-backed securities, commercial paper and other fixed-income securities. Most of the Portfolio’s fixed-income investments will be concentrated within the four highest rating categories as determined by one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”) (or, if unrated, will have been determined to be of comparable quality by Fred Alger Management, LLC). The Portfolio also may invest up to 10% of its net assets in lower-rated securities (“high yield” or “junk” bonds), rated “B” (or the equivalent) or better by any one of those rating

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agencies (or, if unrated, determined to be of comparable quality by Fred Alger Management, LLC). Under normal circumstances, the Portfolio will invest at least 25% of its net assets in fixed-income securities and at least 25% of its net assets in equity securities.
The Portfolio’s portfolio manager(s) may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive.
The Portfolio may invest a significant portion of its assets in securities of companies conducting business within a single sector, including the financial, information technology, healthcare, consumer discretionary, and industrials sectors.
Principal Risks
An investment in the Portfolio involves risks. The Portfolio’s share price may go down, which means you could lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Risk – An investment in the Portfolio is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk – Your investment in Portfolio shares represents an indirect investment in the securities owned by the Portfolio. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Portfolio shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Portfolio dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Portfolio and its investments.
Equity Securities Risk – As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Portfolio’s price per share will fluctuate due to changes in the market prices of its investments. Also, the Portfolio’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.
Growth Stocks Risk – Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value.
Fixed-Income Securities Risk – The primary risks arising from the fixed-income portion of the Portfolio are:
•	sensitivity to interest-rate movements, in particular with longer-maturity securities;
•	greater risks of default, less liquidity and greater price volatility with lower rated securities;
•	sensitivity of the value of the Portfolio to issuers’ falling credit ratings or defaults;
•	prepayment of securities in a period of falling interest rates necessitating reinvestment in lower-yielding securities;
•	market illiquidity;
•	changes in laws or government regulations adversely affecting issuers or market values of securities; and
•	suspension of U.S. Government support to U.S. Government-sponsored agencies or instrumentalities.
Income-Producing Securities Risk – Companies may cut or fail to declare dividends due to market downturns or other reasons. Income producing securities may become generally less favored by market participants, potentially leading such securities to underperform the broader stock market,
Sector Risk – The Portfolio may have a significant portion of its assets invested in securities of companies conducting business within a single sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Portfolio more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Generally, the more broadly the Portfolio invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
Technology Companies Risk – The Portfolio may have a significant portion of its assets invested in securities of technology companies. Technology companies may have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities, especially over the short term. Technology companies may also face increased competition, government regulation, and risk of obsolescence due to progress in technological developments.

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Financial Sector Risk – The Portfolio may have a significant portion of its assets invested in securities of financial services companies, which means the Portfolio may be more affected by the performance of the financial sector than a fund that is more diversified. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses.
Performance
The following bar chart and the table beneath it provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. On May 31, 2019 the Portfolio changed its benchmarks from the Russell 1000 Growth Index and the Barclays Capital U.S. Gov't/Credit Bond Index to the S&P 500 Index and the Barclays Capital U.S. Gov't/Credit Bond Index. The Manager believes the S&P 500 is a more appropriate benchmark for the Fund than the Russell 1000 Growth Index because the equity holdings of the Fund are more similar to the securities comprising the S&P 500. The S&P 500 is an index of large company common stocks considered to be representative of the U.S. stock market. The Russell 1000 Growth Index is an index of common stocks designed to track performance of large-capitalization companies with greater than average growth orientation. The Barclays Capital U.S. Gov't/Credit Bond Index is an index designed to track performance of government and corporate bonds. The performance numbers do not reflect fees, expenses, or charges that may be imposed by qualified pension or retirement plans or under variable annuity contracts or variable life insurance policies. If they did, the performance numbers would be lower. Remember that the Portfolio’s past performance is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Portfolio’s website www.alger.com.
Annual Total Return for Class I-2 Shares as of December 31 (%)
Best Quarter: Q3 2010 8.13%	Worst Quarter: Q3 2011 -8.00%
Average Annual Total Return as of December 31, 2019
	1 Year	5 Years	10 Years
Class I-2 (Inception 9/5/89)	19.50%	7.99%	8.06%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	31.49%	11.70%	13.56%
Russell 1000 Growth Index (reflects no deductions for fees, expenses or taxes)	36.39%	14.63%	15.22%
Barclays Capital U.S. Gov't/Credit Bond Index (reflects no deductions for fees, expenses or taxes)	9.71%	3.23%	3.96%

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Management
Investment Manager	Portfolio Manager Primarily Responsible for Day-to-Day Management of the Fund’s Portfolio
Fred Alger Management, LLC	Gregory S. Adams, CFA Senior Vice President, Director of Quantitative & Risk Management and Portfolio Manager Since February 2013
Shareholder Information
Purchasing and Redeeming Shares
Because the Portfolio is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension or retirement plans, an individual cannot invest in the Portfolio directly, but may do so only through one of these sources. The Portfolio shares are held in the names of the separate accounts and plans. The minimum initial investment for the separate accounts and plans is generally $500,000.
Tax Information
If you have invested through the separate account of a life insurance company or through a qualified pension or retirement plan, please consult the Prospectus or other information provided to you by your participating life insurance company or qualified pension or retirement plan regarding the federal income taxation of your policy or plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the Portfolio and/or its Manager or Distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.

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Investment Objective, Principal Investment Strategies and Related Risks
The investment objective, principal strategy and primary risks of each Portfolio are discussed individually below. Each of Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger Weatherbie Specialized Growth Portfolio and Alger Small Cap Growth Portfolio has adopted a policy to invest at least 80% of its assets in specified securities appropriate to its name (as described in the Portfolio’s Summary Section in this Prospectus) and to provide its shareholders with at least 60 days’ prior notice of any change with respect to this policy. Each Portfolio’s investment objective may be changed by the Board of Trustees without shareholder approval. A Portfolio will provide its shareholders with at least 60 days’ prior notice of any change to its investment objective. A Portfolio may, from time to time, take temporary defensive positions that are inconsistent with the Portfolio’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. A Portfolio may not achieve its investment objective while in a temporary defensive position.
All of a Portfolio’s share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Portfolio’s other share classes due to the differences in charges or expenses. A Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.
Each index used in the Summary Sections is a broad-based index designed to track a particular market or market segment. No expenses, fees or taxes are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest of the underlying securities that make up the respective index.
•	Russell 1000 Growth Index: An unmanaged index designed to measure the performance of a subset of the largest 1,000 capitalization companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.
•	Russell 2000 Growth Index: An unmanaged index designed to measure the performance of a subset of the 2,000 smallest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.
•	Russell 2500 Growth Index: An unmanaged index designed to measure the performance of a subset of the 2,500 smallest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.
•	Russell Midcap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.
•	S&P 500 Index: An index of large company common stocks considered to be representative of the U.S. stock market.
•	Barclays U.S. Gov’t/Credit Bond Index: An unmanaged index that tracks the performance of U.S. government and corporate bonds.
Additional Information About the Portfolios’ Investment Strategies and Investments
Investment Objectives
Each of Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger Weatherbie Specialized Growth Portfolio and Alger Small Cap Growth Portfolio seeks long-term capital appreciation. Alger Growth & Income Portfolio seeks to provide capital appreciation and current income. Alger Balanced Portfolio seeks current income and long-term capital appreciation.
Principal Investment Strategies and Related Risks
The following are each Portfolio’s investment process, and principal investment strategies and related risks. Each Portfolio may invest in other securities that are not its principal strategy, and such strategies and related risks are described in more detail in the Portfolio’s Statement of Additional Information.
Each Portfolio (except for the fixed-income portion of Alger Balanced Portfolio) invests primarily in equity securities. Each Portfolio’s investments in equity securities are primarily in common or preferred stocks, but its equity investments also may include securities convertible into or exchangeable for equity securities (including warrants and rights) and depositary receipts. Each Portfolio invests primarily in companies whose securities are traded on U.S. or foreign exchanges.
Each Portfolio’s equity investments are primarily in “growth” stocks. The Portfolios’ manager, Fred Alger Management, LLC (“Alger Management” or the “Manager”), believes that these companies tend to fall into one of two categories:
•	High Unit Volume Growth
Vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, exercising market dominance, offering new or improved products, or simply fulfilling an increased demand for an existing product line.

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•	Positive Life Cycle Change
Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; regulatory change; or merger and acquisition.
Each Portfolio other than Alger Capital Appreciation Portfolio and Alger Balanced Portfolio must take into account a company’s market capitalization when considering it for investment. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.
Alger Capital Appreciation Portfolio
Under normal market circumstances, the Portfolio invests at least 85% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any market capitalization that Fred Alger Management, LLC believes demonstrate promising growth potential. Equity securities include common or preferred stocks that are listed on U.S. or foreign exchanges.
Alger Large Cap Growth Portfolio
The Portfolio focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have a market capitalization equal to or greater than the market capitalization of companies included in the Russell 1000 Growth Index, updated quarterly as reported by the index as of the most recent quarter-end. This index is designed to track the performance of large capitalization growth stocks. At December 31, 2019, the market capitalization of the companies in this index ranged from $1.52 billion to $1.3 trillion. Equity securities include common or preferred stocks that are listed on U.S. or foreign exchanges.
Alger Mid Cap Growth Portfolio
The Portfolio focuses on mid-sized companies that Fred Alger Management, LLC believes demonstrate promising growth potential. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are designed to track the performance of medium-capitalization stocks. At December 31, 2019, the market capitalization of the companies in these indexes ranged from $1.10 billion to $78.61 billion. Because of the Portfolio’s long-term approach to investing, it could have a significant portion of its assets invested in securities of issuers that have appreciated beyond the market capitalization thresholds noted. Equity securities include common or preferred stocks that are listed on U.S. or foreign exchanges.
Alger Weatherbie Specialized Growth Portfolio
Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of smallcap and midcap companies. Equity securities include common or preferred stocks that are listed on U.S. or foreign exchanges. Smallcap or midcap companies are companies that, at the time of purchase, have total market capitalization within the range of companies included in the Russell 2500 Growth Index or the Russell Midcap Growth Index, respectively, as reported by the indexes as of the most recent quarter-end. At December 31, 2019, the market capitalization of the companies in these indexes ranged from $13 million to $78.61 billion.
As a focus fund, the Portfolio intends to invest a substantial portion of its assets in a smaller number of issuers, and may focus its holdings in fewer business sectors or industries. Generally the Portfolio will own approximately 50 holdings. Portfolio holdings may occasionally exceed this number for a variety of reasons.
Alger Small Cap Growth Portfolio
The Portfolio focuses on small, fast-growing companies that Fred Alger Management, LLC believes offer innovative products, services or technologies to a rapidly-expanding marketplace. The Portfolio normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that, at the time of purchase of the securities, have total market capitalization between (1) the higher of (a) $5 billion or (b) the company in either the Russell 2000 Growth Index or the MSCI USA Small Cap Index (each, an “Index” and together, the “Indexes”) with the highest capitalization, and (2) the company in either Index with the lowest capitalization, at any time during the most recent 12-month period as reported by either Index. Both Indexes are broad-based indexes of small capitalization stocks. At December 31, 2019, the market capitalization of the companies in the Indexes ranged from $13 million to $27.34 billion. Because of the Portfolio’s long-term approach to investing, it could have a significant portion of its assets invested in securities of issuers that have appreciated beyond the market capitalization thresholds noted. Equity securities include common or preferred stocks that are listed on U.S. or foreign exchanges.

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Alger Growth & Income Portfolio
The Portfolio invests primarily in equity securities such as common or preferred stocks which Fred Alger Management, LLC believes offer opportunities for capital appreciation and which also pay dividends. In considering such companies, Fred Alger Management, LLC classifies them into three categories: Dividend Leaders – companies that generate high dividend yields; Dividend Growers – companies that have a history of strong and consistent dividend growth; and Kings of Cash Flow – companies that have strong potential for generating capital appreciation and the ability to return significant amounts of cash to investors as a result of their free cash flow. It is a fundamental policy of the Portfolio to invest at least 65% of its total assets in dividend paying equity securities. The Portfolio may invest up to 35% of its total assets in equity securities that do not pay dividends or in money market instruments and repurchase agreements. The Portfolio focuses on growing companies that, at the time of purchase of the securities, have a market capitalization equal to or greater than the market capitalization of companies included in the S&P 500 Index, as reported by the index as of the most recent quarter-end. The index is designed to track the performance of large-capitalization stocks. At December 31, 2019, the market capitalization of the companies in this index ranged from $4.59 billion to $1.30 trillion.
Alger Balanced Portfolio
The Portfolio focuses on stocks of companies that Fred Alger Management, LLC believes demonstrate growth potential and on fixed-income securities, with emphasis on income-producing securities that appear to have potential for capital appreciation. Under normal circumstances, the Portfolio invests in equity securities and in fixed income securities, which may include corporate bonds, debentures and notes, U.S. Government securities, mortgage-backed and asset-backed securities, commercial paper and other fixed-income securities. Most of the Portfolio’s fixed-income investments will be concentrated within the four highest rating categories as determined by one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”) (or, if unrated, will have been determined to be of comparable quality by Fred Alger Management, LLC). The Portfolio also may invest up to 10% of its net assets in lower rated securities (“high yield” or “junk” bonds), rated “B” (or the equivalent) or better by any one of those rating agencies (or, if unrated, determined to be of comparable quality by Fred Alger Management, LLC). Under normal circumstances, the Portfolio will invest at least 25% of its net assets in fixed-income securities and at least 25% of its net assets in equity securities.
Principal Risks
Except as may be otherwise noted, the following apply to each Portfolio.
Investment Risk
An investment in a Portfolio is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk
Your investment in Portfolio shares represents an indirect investment in the securities owned by the Portfolio. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Portfolio shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Portfolio dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Portfolio and its investments and could result in increased premiums or discounts to the Portfolio’s net asset value.
Equity Securities Risk
As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. Each Portfolio’s price per share will fluctuate due to changes in the market prices of its investments. Because stock markets tend to move in cycles, stock prices overall may decline. A particular stock’s market value may decline as a result of general market conditions that are not related to the issuing company (e.g., adverse economic conditions or investor sentiment) or due to factors that affect the particular company (e.g., management performance or factors affecting the industry). Also, a Portfolio’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.
Growth Stocks Risk
Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in a Portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value. Expected growth may not be realized.

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Small Cap Securities Risk
Each of Alger Capital Appreciation Portfolio, Alger Weatherbie Specialized Growth Portfolio, and Alger Small Cap Growth Portfolio may have a significant portion of its assets invested in small-capitalization companies. There may be greater risk investing in small capitalization companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial resources. The share prices of smaller companies tend to be more volatile than those of larger companies. In addition, it may be difficult or impossible to liquidate a security position at a time and price acceptable to a Portfolio because of the potentially less frequent trading of stocks of smaller market capitalization.
Mid Cap Securities Risk
Each of Alger Mid Cap Growth Portfolio and Alger Weatherbie Specialized Growth Portfolio may have a significant portion of its assets invested in medium-capitalization companies. There may be greater risk in investing in medium-capitalization companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial resources. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Portfolio because of the potentially less frequent trading of stocks of smaller market capitalization.
Leverage Risk
Alger Capital Appreciation Portfolio and Alger Weatherbie Specialized Growth Portfolio, can leverage, that is, borrow money to buy additional securities. By borrowing money, the Portfolios have the potential to increase their returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed. There is a risk that the cost of borrowing money to leverage may exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus the Portfolio’s net asset value could decrease more quickly than if it had not borrowed.
Foreign Securities Risk
Each Portfolio may invest in foreign securities. Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks. There may be less stringent government supervision and oversight of foreign markets than in the United States. There may be less corporate financial information publicly available, less stringent investor protection and disclosure standards, and differing auditing and legal standards.
Investment in securities denominated in foreign currencies is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by a Portfolio and denominated in those currencies. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.
Emerging Market Securities Risk (Alger Weatherbie Specialized Growth Portfolio)
Investing in emerging market countries involves higher levels of risk, including increased securities, currency, information, liquidity, industry, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to operational and other risks as well. Some countries may have restrictions that could limit the Fund’s access to attractive opportunities. Emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Fund to increased volatility or substantial declines in value. Additionally, some countries may be adversely affected by protectionist trade policies, a slow U.S. economy, political and social instability, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the U.S.
Small Number of Holdings Risk
Under normal circumstances, Alger Weatherbie Specialized Growth Portfolio invests in a small number of issuers. Therefore, the Portfolio’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a higher number of holdings. At times, the performance of shares of particular companies will lag the performance of other sectors or the market as a whole. This risk is magnified when a fund has a small number of holdings. Generally, the more broadly a fund invests, the more it spreads its risks and potentially reduces the risk of loss and volatility.

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Sector Risk
Each Portfolio may have a significant portion of its assets invested in securities of companies conducting business within a single sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make a Portfolio more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Generally, the more broadly a Portfolio invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
A Portfolio may be more susceptible to particular risks that may affect companies in the information technology sector and technology-related sectors than if it were invested in a wider variety of companies in unrelated sectors. At times, the performance of such companies will lag the performance of other industries or the broader market as a whole. Certain technology related companies may face special risks that their products or services may not prove to be commercially successful. Technology related companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. These factors may lead to limited earnings and/or failing profit margins. As a result, the value of technology related companies’ securities may fall or fail to rise. In addition, many technology related companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities, especially over the short term.
A Portfolio may be more susceptible to particular risks that may affect companies in the healthcare sector than if it were invested in a wider variety of companies in unrelated sectors. At times, the performance of such companies will lag the performance of other industries or the broader market as a whole, and the performance of such companies may be more volatile. The healthcare field is subject to substantial governmental regulation and may, therefore, be adversely affected by changes in governmental policies. These factors may lead to limited earnings and/or failing profit margins. As a result, the value of healthcare companies’ securities may fall or fail to rise. In addition, companies in the healthcare sector can be significantly affected by intense competition, aggressive pricing, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences.
Portfolio Turnover (Active Trading) Risk
If a Portfolio engages in active trading of portfolio securities, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on an investment. Active trading may also increase short-term gains and losses, which may affect the taxes a shareholder has to pay.
Income-Producing Securities Risk
Alger Growth & Income Portfolio and Alger Balanced Portfolio each invest in income-producing securities. Companies may cut or fail to declare dividends due to market downturns or other reasons. Additionally, returns from income producing securities may trail returns from the overall stock market. Specific types of securities tend to go through cycles of doing better—or worse—than the stock market in general. These periods have, in the past, lasted for as long as several years.
Fixed Income Securities Risk
Alger Balanced Portfolio may invest a significant portion of its assets in fixed income securities. Fixed-income securities rated below “investment grade” –a term that refers to the top four rating categories by an NRSRO –are sometimes referred to as “high yield” securities because of their typically higher yields or as “junk bonds” because of their lower credit quality and more speculative character. Alger Balanced Portfolio may invest in such lower-rated securities to achieve higher yields only if the securities are rated in one of the two categories just below investment grade (BB and B of Standard & Poor’s, Fitch, and Dominion, Ba and B of Moody’s, bb and b of A.M. Best). See the Appendix to the Statement of Additional Information for a fuller discussion of the rating categories.
Rising interest rates tend to extend the duration of mortgage-backed and asset backed securities, making them more sensitive to interest rate movements. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-backed and asset-backed securities may exhibit additional volatility. In addition, mortgage-backed and asset-backed securities are subject to prepayment risk. For example, when interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.
U.S. Government Securities are bills, notes, bonds and other fixed-income securities issued by the U.S. Treasury; they are direct obligations of the U.S. Government and differ mainly in the length of their maturities. U.S. Government Agency Securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

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Temporary Defensive Investments
In times of adverse or unstable market, economic or political conditions, a Portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the Portfolio’s assets from a temporary, unacceptable risk of loss, rather than directly to promote the Portfolio’s investment objective. A Portfolio may also hold these types of securities in an amount up to 15% of net assets (35% of net assets, in the case of Alger Growth & Income Portfolio), pending the investment of proceeds from the sale of Portfolio shares or portfolio securities or to meet anticipated redemptions of Portfolio shares. A Portfolio may not achieve its investment objective while in a temporary defensive position.
Management and Organization
Manager
Fred Alger Management, LLC
360 Park Avenue South
New York, NY 10010
The Manager has been an investment adviser since 1964, and manages investments totaling (at December 31, 2019) approximately $29.1 billion. The Manager has managed each Portfolio since its inception. The Manager is responsible for providing a continuous investment program for the Portfolios, making decisions with respect to all purchases and sales of assets, and placing orders for the investment and reinvestment of Portfolio assets. These advisory responsibilities are subject to the supervision of the Board of Trustees. A discussion of the Trustees’ basis for the approval of the investment advisory agreement between the Trust, on behalf of each Portfolio, and the Manager, and the Sub-Investment Advisory Agreement between the Manager and Weatherbie Capital, LLC, is available in each Portfolio's annual report to shareholders for its most recent December 31 fiscal year end. The Portfolios pay the Manager advisory fees at the following annual rates based on a percentage of average daily net assets: Alger Capital Appreciation Portfolio – .81% for assets up to $2 billion, .65% for assets between $2 billion and $3 billion, .60% for assets between $3 billion and $4 billion, .55% for assets between $4 billion and $5 billion and .45% for assets in excess of $5 billion; Alger Large Cap Growth Portfolio – .71% for assets up to $1 billion and .60% for assets in excess of $1 billion; Alger Mid Cap Growth Portfolio – .76% for assets up to $1 billion and .70% for assets in excess of $1 billion; Alger Weatherbie Specialized Growth Portfolio and Alger Small Cap Growth Portfolio – .81% for assets up to $1 billion and .75% for assets in excess of $1 billion; Alger Growth & Income Portfolio – ..50%; and Alger Balanced Portfolio – .71% for assets up to $1 billion and .55% for assets in excess of $1 billion.
The actual advisory fee rate paid by Alger Capital Appreciation Portfolio for the period ended December 31, 2019 was .81% of average daily net assets. The actual advisory fee rate paid by Alger Large Cap Growth Portfolio for the period ended December 31, 2019 was .69% of average daily net assets. The actual advisory fee rate paid by Alger Mid Cap Growth Portfolio for the period ended December 31, 2019 was .76% of average daily net assets. The actual advisory fee rate paid by Alger Weatherbie Specialized Growth Portfolio for the period ended December 31, 2019 was .81% of average daily net assets. The actual advisory fee rate paid by Alger Small Cap Growth Portfolio for the period ended December 31, 2019 was .81% of average daily net assets. The actual advisory fee rate paid by Alger Growth & Income Portfolio for the period ended December 31, 2019 was .50% of average daily net assets. The actual advisory fee rate paid by Alger Balanced Portfolio for the period ended December 31, 2019 was .71% of average daily net assets.
The Manager has contractually agreed to reimburse expenses (excluding acquired fund fees and expenses, dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses) through April 30, 2021 to the extent necessary to limit the total annual operating expenses of the Class I-2 shares of the Alger Weatherbie Specialized Growth Portfolio to 1.05% of the Class’s daily average net assets. With respect to Alger Large Cap Growth Portfolio, the Manager has contractually agreed to waive its advisory fee in an amount equal to the advisory fees earned on the Portfolio’s investment in an affiliated investment company. This commitment will remain in effect for the life of this investment.
Sub-Adviser (Alger Weatherbie Specialized Growth Portfolio only)
Weatherbie Capital, LLC
265 Franklin Street, 16th Floor
Boston, Massachusetts 02110
The Manager has engaged Weatherbie Capital, LLC (“Weatherbie” or the “Sub-Adviser”), an affiliate of the Manager, to serve as Alger Weatherbie Specialized Growth Portfolio's sub-adviser under a sub-investment advisory agreement between the Manager and the Sub-Adviser. Weatherbie is a registered investment adviser formed in 1995. As of December 31, 2019, Weatherbie had approximately $2.1 billion in assets under management. Weatherbie sub-advises the Alger Weatherbie Specialized Growth Portfolio subject to the Manager’s supervision and approval. The Manager pays a sub-advisory fee to the Sub-Adviser out of its own resources at no additional charge to the Alger Weatherbie Specialized Growth Portfolio.

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Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of Portfolio Investments
Portfolio	Portfolio Manager(s)	Since
Alger Capital Appreciation Portfolio	Ankur Crawford, Ph.D. Patrick Kelly, CFA	June 2015 September 2004
Alger Large Cap Growth Portfolio	Dan C. Chung, CFA	September 2001
Alger Mid Cap Growth Portfolio*	Dan C. Chung, CFA Teresa McRoberts	January 2018 February 2015
Alger Weatherbie Specialized Growth Portfolio	H. George Dai, Ph.D. Joshua D. Bennett, CFA Matthew A. Weatherbie, CFA	March 2017 March 2017 March 2017
Alger Small Cap Growth Portfolio	Amy Y. Zhang, CFA Dan C. Chung, CFA	February 2015 January 2016
Alger Growth & Income Portfolio	Dan C. Chung, CFA Gregory S. Adams, CFA	September 2003 April 2012
Alger Balanced Portfolio	Gregory S. Adams, CFA	February 2013
*	Mr. Chung, the Manager’s Chief Investment Officer, and Ms. McRoberts are each responsible for the management of a portion of the Portfolio. Mr. Chung, for his portion, coordinates and oversees portfolio allocations by members of the Manager’s analyst team for Alger Mid Cap Growth Portfolio. Each analyst is allocated a percentage of the Portfolio’s total assets, is responsible for the management of that portion of the Portfolio, and has such allocation rebalanced on a periodic basis by Mr. Chung.
•	Mr. Adams has been employed by the Manager since 2006. He became a Senior Vice President and the Director of Quantitative & Risk Management in 2006, and a portfolio manager in 2012. From 2006 through 2012, Mr. Adams was a Senior Analyst.
•	Mr. Bennett is a Senior Managing Director, Director of Research of Weatherbie. He joined Weatherbie in 2007.
•	Mr. Chung has been employed by the Manager since 1994. He became a portfolio manager in 2000, Chief Investment Officer in 2001, President in 2003, and Chief Executive Officer in 2006.
•	Dr. Crawford has been employed by the Manager since 2004. She became a portfolio manager and a Senior Vice President in 2010 and an Executive Vice President in 2019. She served as a Vice President and an Analyst from 2007 to 2010, and a Senior Analyst from 2010 to 2016.
•	Dr. Dai is a Senior Managing Director and Co-Chief Investment Officer of Weatherbie. He joined Weatherbie in 2001.
•	Mr. Kelly has been employed by the Manager since 1999. He became a portfolio manager in 2004, an Executive Vice President in 2008, and the Head of Alger Capital Appreciation and Spectra Strategies in 2015.
•	Ms. McRoberts has been employed by the Manager since 2015 as a Senior Vice President, Senior Analyst and Portfolio Manager. Prior to joining the Manager, she was a founder and partner of Bienville Health Science Partners, LP from September 2013 to January 2015. Ms. McRoberts was self-employed from November 2009 to September 2013.
•	Mr. Weatherbie is President, Chief Executive Officer and Co-Chief Investment Officer of Weatherbie. He founded Weatherbie in 1995.
•	Ms. Zhang has been employed by the Manager since 2015 as Portfolio Manager. She became an Executive Vice President in 2020 and was previously Senior Vice President. Prior to joining the Manager, she was a Managing Director and Senior Portfolio Manager at Brown Capital Management, Inc. from 2002 to 2015.
The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts that they manage, and their ownership of securities of the Portfolio(s) that they manage.
Administrator
Pursuant to a separate Fund Administration Agreement, the Manager also provides administrative services to each Portfolio, including, but not limited to: providing office space, telephone, office equipment and supplies; paying compensation of the Portfolio’s officers for services rendered as such; authorizing expenditures and approving bills for payment on behalf of the Portfolio; preparation of the periodic updating of the Portfolio’s Registration Statement, including Prospectus and Statement of Additional Information, for the purpose of filings with the Securities and Exchange Commission and monitoring and maintaining the effectiveness of such filings, as appropriate; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of the Portfolio’s investment portfolio and the publication of the net asset value of the Portfolio’s shares, earnings reports and other financial data; monitoring relationships with organizations providing services to each Portfolio, including the Portfolio’s custodian, transfer agent, blue sky agent and printers; providing trading desk facilities for the Portfolio; supervising compliance by the Portfolio with recordkeeping and periodic reporting

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requirements under the Investment Company Act of 1940, as amended (the "1940 Act"); preparation of materials for meetings of the Portfolio’s Board of Trustees and preparation of minutes of such meetings; oversight of service providers who file claims for class action lawsuits with respect to securities in the Portfolio; arranging for the Portfolio the required fidelity bond and other insurance, if applicable; and providing executive, clerical and secretarial help needed to carry out these responsibilities. Each Portfolio pays the Manager an administrative fee at the annual rate of 0.0275% of the Portfolio’s average daily net assets.
Pursuant to a separate Shareholder Administrative Services Agreement, the Manager also supervises the Portfolios' transfer agent, UMB Fund Services, Inc. (the “Transfer Agent”), and provides certain shareholder administrative services to the Portfolios. Each Portfolio pays the Manager a shareholder administrative services fee at the annual rate of 0.01% of net assets with respect to Class I-2 Shares.
Shareholder Information
Distributor
Fred Alger & Company, LLC
360 Park Avenue South
New York, NY 10010
Transfer Agent
Alger Family of Funds
c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
Net Asset Value
The value of one share is its “net asset value,” or NAV. The NAV for a Portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange (“NYSE”) is open. Generally, the NYSE is closed on weekends and national holidays.
NAV (net asset value) of a class of shares is computed by adding together the value allocable to the class of the Portfolio’s investments plus cash and other assets, subtracting applicable liabilities and then dividing the result by the number of outstanding shares of the class.
Foreign securities are usually valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. For each Portfolio that invests in foreign securities principally listed on foreign exchanges that may trade on days the NYSE is closed, the value of the Portfolio’s assets may be affected on days when shareholders will not be able to purchase or redeem Portfolio shares.
The assets of each Portfolio are generally valued on the basis of market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring after the close of the market on which the security is principally traded, the security may be valued on the basis of fair value as determined by the Manager under procedures adopted by The Alger Portfolios' Board of Trustees. A security’s valuation may differ depending on the method used for determining value. Short-term money market instruments held by the Portfolios are generally valued on the basis of amortized cost.
In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by a Portfolio. Significant events may affect a particular company (for example, a trading halt in the company’s securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the NYSE, that the Manager believes has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.
The Manager believes that under certain circumstances foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager’s fair valuation procedures therefore include a procedure whereby foreign securities prices may be “fair valued” to take those factors into account.

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Dividends and Distributions and Tax Consequences
Except as noted below, each Portfolio declares and pays dividends and distributions annually. Each Portfolio expects that these annual payments to shareholders will consist of both capital gains and net investment income.
Alger Growth & Income Portfolio declares and pays dividends from net investment income quarterly. Distributions from net realized gains are declared and paid annually.
Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by a Portfolio will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Portfolio has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution from their plan account. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution. In certain cases, distributions made to a participant prior to the participant’s reaching age 59-1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.
Because everyone’s tax situation is unique, you should see a tax advisor about federal, state and local tax consequences of investing in a Portfolio.
Classes of Shares
Each Portfolio offers Class I-2 Shares. Each of Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio and Alger Mid Cap Growth Portfolio also offers a second class of shares, Class S Shares. Only Class I-2 Shares are offered in this Prospectus. The classes differ primarily in that Class S Shares are subject to a distribution and shareholder servicing fee, while Class I-2 Shares are not. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans.
Such qualified pension and retirement plans include those under the following sections of the Internal Revenue Code:
•	A plan described in § 401(a) that includes a trust exempt from tax under § 501(a);
•	An annuity plan described in § 403(a);
•	An annuity contract described in § 403(b), including a custodial account described in § 403(b)(7);
•	An individual retirement account described in § 408(a);
•	An individual retirement annuity described in § 408(b);
•	A governmental plan within the meaning of plan § 414(d) or an eligible deferred compensation plan within the meaning of § 457(b);
•	A simplified employee pension of an employer that satisfies the requirements of § 408(k);
•	A plan described in § 501(c)(18);
•	A simple retirement account described in § 408(p);
•	A deemed IRA described in § 408A;
•	A § 415(m) plan that is also a “governmental plan” within the meaning of § 414(d);
•	A § 457(f) plan that has as its sponsor either (i) a charitable organization described in § 818(a)(4), or (ii) a governmental organization described in § 818(a)(4), whose employees are described in § 403(b)(1)(A)(ii); and
•	Any other trust, plan, account, contract, or annuity that the IRS has determined in a letter ruling to be within the scope of Regs. § 1.817-5(f)(3)(iii).
Investors with non-U.S. addresses and intermediary  or insurance company controlled accounts designated as foreign accounts (“Restricted Accounts”) are restricted from investing in the Portfolios. Existing Restricted Accounts may remain in the Portfolios, but are prohibited from making further investments. U.S. Armed Forces and Diplomatic post office addresses abroad are treated as U.S. addresses and can invest in the Portfolios. Addresses in U.S. territories, such as Guam and Puerto Rico, are also treated as U.S. addresses and can invest in the Portfolios , provided eligibility requirements are met .

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Purchasing and Redeeming Shares
Because each Portfolio is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in the Portfolio directly, but may do so only through one of these sources. The Portfolio’s shares are held in the names of the separate accounts and plans. The minimum initial investment for the separate accounts and plans is generally $500,000. The Distributor, in its sole discretion, may waive minimum initial investment requirements. Minimum initial investment and related requirements may be modified at any time, without prior notice.
Shares of a Portfolio can be purchased or redeemed on any day the NYSE is open. Orders will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Transfer Agent or other agent appointed by the Distributor. Ordinarily, the Portfolio will issue a redemption check within seven days after the Transfer Agent receives a redemption request in good order. “In good order” means that all necessary information and documentation related to the redemption request have been provided to the Portfolio’s transfer agent or authorized intermediary, if applicable. If your request is not in good order, the Portfolio’s transfer agent may require additional documentation in order to redeem your shares. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted. The Transfer Agent or the Portfolio may reject any purchase order. Share certificates are not issued for shares of the Portfolio.
Under normal circumstances, each Portfolio expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or by selling portfolio assets to generate cash. A Portfolio also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.
Each Portfolio may pay all or a portion of your redemption proceeds in securities rather than cash (i.e., “redeem in kind”) if, for example, the redemption request is during stressed market conditions or the Portfolio believes that a cash redemption may have a substantial impact on the Portfolio and its remaining shareholders. Securities will generally be selected on a pro rata basis pursuant to the Portfolio’s procedures. A shareholder who receives a redemption in kind bears the market risk of the securities until they are converted into cash, in transactions conducted at the shareholder’s expense.
Limitations on Excessive Trading
Each of the Portfolios invests predominantly in U.S.-traded, highly liquid securities for which current New York Stock Exchange closing prices are readily available on a daily basis. Each Portfolio will determine a fair value for portfolio securities for which current market closing prices are not readily available or otherwise require fair valuation in the circumstances discussed under “Net Asset Value.” As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from “stale” pricing. Nonetheless, the presence of small capitalization and medium capitalization securities and/or foreign securities in the Portfolio and other circumstances may invite frequent and/or short-term trading by Portfolio shareholders, for whatever reason implemented. Active trading may be attempted and may, if carried out on a large scale, impose burdens on the Portfolios’ portfolio managers, interfere with the efficient management of the Portfolio, increase a Portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the Portfolio and its other shareholders. The Portfolios therefore discourage market timing, and to the extent possible monitor for market timing patterns.
The Board of Trustees has adopted policies and procedures to discourage frequent and/or short-term trading of Portfolio shares and will generally not accommodate such practices. These policies and procedures allow a Portfolio to reject purchase or exchange orders, on a temporary or permanent basis, or redeem all Portfolio shares from investors that the Manager believes, in its reasonable business judgment, are engaging in frequent and/or short-term trading in Portfolio shares or shares of other funds sponsored by the Manager that is detrimental to the Portfolio involved. If the Portfolio rejects your purchase or exchange order, you will not be able to execute that transaction, and neither the Portfolio nor the Manager will be responsible for any losses you may suffer as a result.
In order to detect significant market timing, the Manager, in accordance with policies and procedures approved by the Board of Trustees, will, among other things, seek to monitor overall subscription, redemption and exchange activity, and isolate significant daily activity to determine if there appears to be market timing activity in an individual portfolio. The Portfolios might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts (in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators) or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts. The Manager attempts to monitor these activities in omnibus accounts and will contract with broker-dealers that sell shares of the Portfolios and entities that hold omnibus accounts with its mutual funds to seek to discourage, detect and prevent market timing and active trading. For these and other reasons, there is no guarantee that the Portfolios’ efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful.

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Disclosure of Portfolio Holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the Portfolios' portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Portfolios.
Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios' shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios) are acceptable.
The Portfolios make their full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters as an exhibit to their regulatory filings on Form N-PORT. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Portfolios' fiscal quarter.
In addition, the Portfolios make publicly available their respective month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.
In accordance with the foregoing, the Portfolios provide portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. This agreement must be approved by the Portfolios' Chief Compliance Officer.
The Board of Trustees periodically reviews a report disclosing the third parties to whom each Portfolio’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Portfolio and its shareholders.
In addition to material the Portfolios routinely provide to shareholders, the Manager may make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of a Portfolio’s portfolio versus an index (such as P/E (or price to book) ratio, EPS forecasts, alpha, beta, capture ratio, maximum drawdown, standard deviation, Sharpe ratio, information ratio, and market cap analysis), security specific impact on overall portfolio performance, return on equity statistics, geographic analysis, number of holdings, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Portfolios at (800) 992-3863 to obtain such information.
Other Information
In Kind Redemptions. A Portfolio may redeem some of your shares “in kind,” which means that some of the proceeds will be paid with securities the Portfolio owns instead of cash. The Portfolio has elected to be governed by rule 18f-1 under the 1940 Act, pursuant to which the Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Portfolio during any 90-day period for any one shareholder. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash. If a Portfolio pays large redemptions in cash, these transactions may increase the Portfolio's transaction costs and detract from the Portfolio's performance. Large purchases pose similar risks.
Shares may be worth more or less when you redeem them than they were at the time you bought them.
The Portfolio and Transfer Agent have reasonable procedures in place to determine that instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the Portfolio and the Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions. If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in a Portfolio through an administrator or trustee that maintains a master or “omnibus” account with the Portfolio for trading on behalf of retirement plans and their participants, the administrator may apply limitations of its own on participant transactions. These limitations may be more or less restrictive than the limitations imposed by the Portfolio. Consult with your administrator to determine what purchase and redemption limitations may be applicable to your transactions in Portfolio shares through your retirement plan.
From time to time the Distributor, at its expense from its own resources, may compensate brokers, dealers, investment advisers or others (“Financial Intermediaries”) who are instrumental in effecting investments by their clients or customers in a Portfolio, in an amount up to 1% of the value of those investments. The Distributor may also from time to time, at its expense from its own resources, make payments to Financial Intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a

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per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of Portfolio assets or 0.50% annually of Portfolio sales attributable to that Financial Intermediary. The Distributor determines whether to make any additional cash payments and the amount of any such payments in response to requests from Financial Intermediaries, based on factors the Distributor deems relevant. Factors considered by the Distributor generally include the Financial Intermediary’s reputation, ability to attract and retain assets for the Portfolio, expertise in distributing a particular class of shares of the Portfolio, entry into target markets, and/or quality of service. In addition, the Distributor may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of the Distributor. Please contact your Financial Intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of a Portfolio or the amount of proceeds received by a Portfolio on the sale of shares.
Redemptions by the Portfolios. If your account, excluding asset-based fee program accounts and accounts held with certain intermediaries, falls below the minimum initial investment amount of the share class in which you are invested, a Portfolio may redeem all the Portfolio shares within your account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to the minimum initial investment amount.
The Portfolios and their agents reserve the right at any time to reject or cancel all or any part of any purchase or exchange order and to redeem all Portfolio shares if it suspects the shareholder is engaged in, or has engaged in, abusive trading practices and/or violations of any applicable securities laws. When an exchange request in respect of Portfolio shares is rejected, such shares may be redeemed from the Portfolio on request of the shareholder. In addition, the Portfolio reserves the right to modify any terms or conditions of purchase of shares of the Portfolio or suspend, change or withdraw all or any part of the offering made by this prospectus. If the Portfolio rejects your purchase or exchange order, you may not be able to execute that transaction, and the Portfolios and their agents will not be responsible for any losses you may suffer as a result.
Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that each Portfolio maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to a Portfolio. Based upon statutory requirements for returned mail, the Portfolio will attempt to locate the shareholder or rightful owner of the account. If the Portfolio is unable to locate the shareholder, then it will determine whether the shareholder’s account would legally be considered abandoned. Your account may be transferred to the state government of your state of residence if no shareholder initiated activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. Each Portfolio is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.
Hypothetical Investment and Expense Information
Hypothetical investment and expense information, which is not required to be included in this Prospectus by the Securities and Exchange Commission, is presented in the chart below. This information is intended to reflect the annual and cumulative effect of a Portfolio’s expenses, including investment advisory fees and other Portfolio costs, on each Portfolio’s total return over a 10-year period. The example assumes the following:
•	You invest $10,000 in the Portfolio and hold it for the entire 10-year period; and
•	Your investment has a 5% return before expenses each year.
There is no assurance that the stated annual expense ratio will be the expense ratio for any Portfolio classes for any of the years shown. To the extent that the Manager and any of its affiliates alter any fee waivers and/or expense reimbursements pursuant to a voluntary or contractual arrangement, your actual expenses may be higher or lower. This is only a hypothetical presentation made to illustrate what expenses would be under the above scenarios. Your actual expenses are likely to differ (higher or lower) from those shown below.

Prospectus    41/49

Alger Capital Appreciation Portfolio
Class I-2	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	0.94%	0.94%	0.94%	0.94%	0.94%	0.94%	0.94%	0.94%	0.94%	0.94%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	4.06%	8.28%	12.68%	17.26%	22.02%	26.97%	32.13%	37.49%	43.07%	48.88%
End Investment Balance	$10,406	$ 10,828	$ 11,268	$ 11,726	$ 12,202	$ 12,697	$ 13,213	$ 13,749	$ 14,307	$ 14,888
Annual Expense	$ 96	$ 100	$ 104	$ 108	$ 112	$ 117	$ 122	$ 127	$ 132	$ 137
Alger Large Cap Growth Portfolio
Class I-2	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	0.89%	0.89%	0.89%	0.89%	0.89%	0.89%	0.89%	0.89%	0.89%	0.89%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	4.11%	8.39%	12.84%	17.48%	22.31%	27.34%	32.57%	38.02%	43.69%	49.60%
End Investment Balance	$10,411	$ 10,839	$ 11,284	$ 11,748	$ 12,231	$ 12,734	$ 13,257	$ 13,802	$ 14,369	$ 14,960
Annual Expense	$ 91	$ 95	$ 98	$ 102	$ 107	$ 111	$ 116	$ 120	$ 125	$ 131
Alger Mid Cap Growth Portfolio
Class I-2	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	1.01%	1.01%	1.01%	1.01%	1.01%	1.01%	1.01%	1.01%	1.01%	1.01%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	3.99%	8.14%	12.45%	16.94%	21.61%	26.46%	31.50%	36.75%	42.21%	47.88%
End Investment Balance	$10,399	$ 10,814	$ 11,245	$ 11,694	$ 12,161	$ 12,646	$ 13,150	$ 13,675	$ 14,221	$ 14,788
Annual Expense	$ 103	$ 107	$ 111	$ 116	$ 120	$ 125	$ 130	$ 135	$ 141	$ 146
Alger Weatherbie Specialized Growth Portfolio
Class I-2	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	1.05%	10.84%	10.84%	10.84%	10.84%	10.84%	10.84%	10.84%	10.84%	10.84%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	3.95%	-2.12%	-7.84%	-13.22%	-18.29%	-23.06%	-27.55%	-31.78%	-35.77%	-39.52%
End Investment Balance	$10,395	$ 9,788	$ 9,216	$ 8,678	$ 8,171	$ 7,694	$ 7,245	$ 6,822	$ 6,423	$ 6,048
Annual Expense	$ 107	$ 1,094	$ 1,030	$ 970	$ 913	$ 860	$ 810	$ 762	$ 718	$ 676
Alger Small Cap Growth Portfolio
Class I-2	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	0.98%	0.98%	0.98%	0.98%	0.98%	0.98%	0.98%	0.98%	0.98%	0.98%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	4.02%	8.20%	12.55%	17.08%	21.78%	26.68%	31.77%	37.07%	42.58%	48.31%
End Investment Balance	$10,402	$ 10,820	$ 11,255	$ 11,708	$ 12,178	$ 12,668	$ 13,177	$ 13,707	$ 14,258	$ 14,831
Annual Expense	$ 100	$ 104	$ 108	$ 113	$ 117	$ 122	$ 127	$ 132	$ 137	$ 143
Alger Growth & Income Portfolio
Class I-2	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	1.02%	1.02%	1.02%	1.02%	1.02%	1.02%	1.02%	1.02%	1.02%	1.02%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	3.98%	8.12%	12.42%	16.90%	21.55%	26.39%	31.42%	36.65%	42.09%	47.74%
End Investment Balance	$10,398	$ 10,812	$ 11,242	$ 11,690	$ 12,155	$ 12,639	$ 13,142	$ 13,665	$ 14,209	$ 14,774
Annual Expense	$ 104	$ 108	$ 112	$ 117	$ 122	$ 126	$ 131	$ 137	$ 142	$ 148

Prospectus    42/49

Alger Balanced Portfolio
Class I-2	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	1.10%	1.10%	1.10%	1.10%	1.10%	1.10%	1.10%	1.10%	1.10%	1.10%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	3.90%	7.95%	12.16%	16.54%	21.08%	25.80%	30.71%	35.81%	41.10%	46.61%
End Investment Balance	$10,390	$ 10,795	$ 11,216	$ 11,654	$ 12,108	$ 12,580	$ 13,071	$ 13,581	$ 14,110	$ 14,661
Annual Expense	$ 112	$ 117	$ 121	$ 126	$ 131	$ 136	$ 141	$ 147	$ 152	$ 158
Financial Highlights
The financial highlights tables are intended to help you understand each Portfolio’s financial performance for the periods shown. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information in the tables for the fiscal years ended December 31 has been audited by Deloitte & Touche LLP, whose report, along with each Portfolio’s financial statements, is included in the Annual Report, which is available upon request.
Note that the Portfolios’ financial highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this Prospectus or in the plan documents.

Prospectus    43/49

The Alger Portfolios
Alger Capital Appreciation Portfolio Class I-2	Year ended 12/31/19	Year ended 12/31/18	Year ended 12/31/17	Year ended 12/31/16	Year ended 12/31/15
Net asset value, beginning of period	$ 68.07	$ 82.64	$ 67.11	$ 67.42	$ 71.35
Income from Investment Operations:
Net investment income (loss) (i)	(0.01)	0.03	0.11	0.22	0.13
Net realized and unrealized gain on investments	22.74	0.10	20.76	0.13	4.37
Total from investment operations	22.73	0.13	20.87	0.35	4.50
Dividends from net investment income	—	(0.08)	(0.13)	(0.13)	(0.06)
Distributions from net realized gains	(9.87)	(14.62)	(5.21)	(0.53)	(8.37)
Net asset value, end of period	$ 80.93	$ 68.07	$ 82.64	$ 67.11	$ 67.42
Total return	33.58%	(0.10)%	31.08%	0.50%	6.19%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$461,686	$412,728	$468,883	$477,771	$559,298
Ratio of net expenses to average net assets	0.94%	0.95%	0.94%	0.94%	0.93%
Ratio of net investment income (loss) to average net assets	(0.01)%	0.03%	0.13%	0.33%	0.18%
Portfolio turnover rate	74.35%	67.68%	61.90%	89.78%	142.01%
(i)	Amount was computed based on average shares outstanding during the period.

Prospectus    44/49

The Alger Portfolios
Alger Large Cap Growth Portfolio Class I-2	Year ended 12/31/19	Year ended 12/31/18	Year ended 12/31/17	Year ended 12/31/16	Year ended 12/31/15
Net asset value, beginning of period	$ 51.43	$ 61.60	$ 52.63	$ 53.26	$ 58.75
Income from Investment Operations:
Net investment income (loss) (i)	(0.01)	(0.20)	(0.04)	0.01	0.08
Net realized and unrealized gain (loss) on investments	14.10	1.70	15.05	(0.45)	1.04
Total from investment operations	14.09	1.50	15.01	(0.44)	1.12
Distributions from net realized gains	(1.21)	(11.67)	(6.04)	(0.19)	(6.61)
Net asset value, end of period	$ 64.31	$ 51.43	$ 61.60	$ 52.63	$ 53.26
Total return	27.43%	2.21%	28.46%	(0.83)%	1.72%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$273,507	$251,349	$265,662	$236,518	$282,390
Ratio of gross expenses to average net assets	0.90%	0.88%	0.88%	0.88%	0.86%
Ratio of expense reimbursements to average net assets	(0.01)%	(0.02)%	—	—	—
Ratio of net expenses to average net assets	0.89%	0.86%	0.88%	0.88%	0.86%
Ratio of net investment income (loss) to average net assets	(0.02)%	(0.29)%	(0.07)%	0.03%	0.13%
Portfolio turnover rate	144.26%	198.86%	225.52%	249.81%	239.46%
(i)	Amount was computed based on average shares outstanding during the period.

Prospectus    45/49

The Alger Portfolios
Alger Mid Cap Growth Portfolio Class I-2	Year ended 12/31/19	Year ended 12/31/18	Year ended 12/31/17	Year ended 12/31/16	Year ended 12/31/15
Net asset value, beginning of period	$ 19.55	$ 25.00	$ 19.70	$ 19.51	$ 19.82
Income from Investment Operations:
Net investment income (loss) (i)	(0.06)	(0.13)	(0.06)	0.02	(0.07)
Net realized and unrealized gain (loss) on investments	5.94	(1.69)	5.92	0.17	(0.24)
Total from investment operations	5.88	(1.82)	5.86	0.19	(0.31)
Distributions from net realized gains	(2.74)	(3.63)	(0.56)	—	—
Net asset value, end of period	$ 22.69	$ 19.55	$ 25.00	$ 19.70	$ 19.51
Total return	30.26%	(7.44)%	29.79%	0.97%	(1.56)%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$133,678	$117,338	$136,889	$115,818	$131,593
Ratio of net expenses to average net assets	1.01%	1.01%	0.99%	0.99%	0.96%
Ratio of net investment income (loss) to average net assets	(0.26)%	(0.49)%	(0.24)%	0.10%	(0.33)%
Portfolio turnover rate	189.22%	131.42%	111.09%	118.99%	116.84%
(i)	Amount was computed based on average shares outstanding during the period.

Prospectus    46/49

The Alger Portfolios
Alger Weatherbie Specialized Growth Portfolio* Class I-2	Year ended 12/31/19	Year ended 12/31/18	Year ended 12/31/17	Year ended 12/31/16	Year ended 12/31/15
Net asset value, beginning of period	$ 1.90	$ 2.27	$ 1.82	$ 4.75	$ 7.50
Income from Investment Operations:
Net investment loss (i)	(0.02)	(0.02)	(0.02)	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	0.74	(0.05)	0.68	5.78	(0.03)
Total from investment operations	0.72	(0.07)	0.66	5.77	(0.06)
Distributions from net realized gains	(0.73)	(0.30)	(0.21)	(8.70)	(2.69)
Net asset value, end of period	$ 1.89	$ 1.90	$ 2.27	$ 1.82	$ 4.75
Total return	38.31%	(3.19)%	36.91%	3.82%	(0.41)%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$ 1,557	$ 1,032	$ 5,226	$ 3,359	$ 3,568
Ratio of gross expenses to average net assets	10.84%	3.33%	3.33%	3.91%	1.16%
Ratio of expense reimbursements to average net assets	(9.81)%	(2.34)%	(2.34)%	(2.92)%	(0.17)%
Ratio of net expenses to average net assets	1.03%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment loss to average net assets	(0.81)%	(0.82)%	(0.80)%	(0.31)%	(0.43)%
Portfolio turnover rate	64.29%	55.80%	133.48%	187.11%	121.47%
*	Alger SMid Cap Growth Portfolio became Alger SMid Cap Focus Portfolio on August 30, 2017, and on October 30, 2019 became Alger Weatherbie Specialized Growth Portfolio.
(i)	Amount was computed based on average shares outstanding during the period.

Prospectus    47/49

The Alger Portfolios
Alger Small Cap Growth Portfolio Class I-2	Year ended 12/31/19	Year ended 12/31/18	Year ended 12/31/17	Year ended 12/31/16	Year ended 12/31/15
Net asset value, beginning of period	$ 23.43	$ 24.15	$ 18.76	$ 20.47	$ 29.76
Income from Investment Operations:
Net investment loss (i)	(0.23)	(0.18)	(0.15)	(0.05)	(0.17)
Net realized and unrealized gain (loss) on investments	7.10	0.53	5.54	1.34	(0.74)
Total from investment operations	6.87	0.35	5.39	1.29	(0.91)
Distributions from net realized gains	(1.61)	(1.07)	—	(3.00)	(8.38)
Net asset value, end of period	$ 28.69	$ 23.43	$ 24.15	$ 18.76	$ 20.47
Total return	29.34%	1.44%	28.73%	6.24%	(3.32)%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$211,653	$187,862	$198,997	$181,731	$199,694
Ratio of net expenses to average net assets	0.98%	1.01%	1.00%	1.01%	0.96%
Ratio of net investment loss to average net assets	(0.81)%	(0.68)%	(0.67)%	(0.27)%	(0.55)%
Portfolio turnover rate	18.13%	25.58%	17.76%	61.19%	125.02%
(i)	Amount was computed based on average shares outstanding during the period.

Prospectus    48/49

The Alger Portfolios
Alger Growth & Income Portfolio Class I-2	Year ended 12/31/19	Year ended 12/31/18	Year ended 12/31/17	Year ended 12/31/16	Year ended 12/31/15
Net asset value, beginning of period	$ 18.52	$ 21.02	$ 17.59	$ 16.25	$ 16.37
Income from Investment Operations:
Net investment income (i)	0.38	0.37	0.33	0.32	0.32
Net realized and unrealized gain (loss) on investments	5.02	(1.30)	3.40	1.33	(0.16)
Total from investment operations	5.40	(0.93)	3.73	1.65	0.16
Dividends from net investment income	(0.34)	(0.36)	(0.30)	(0.31)	(0.28)
Distributions from net realized gains	(2.00)	(1.21)	—	—	—
Net asset value, end of period	$ 21.58	$ 18.52	$ 21.02	$ 17.59	$ 16.25
Total return	29.47%	(4.61)%	21.32%	10.24%	0.98%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$32,597	$31,451	$39,184	$35,432	$34,996
Ratio of net expenses to average net assets	1.02%	0.96%	0.94%	1.00%	0.94%
Ratio of net investment income to average net assets	1.81%	1.74%	1.70%	1.98%	1.92%
Portfolio turnover rate	7.33%	8.19%	7.95%	6.63%	17.23%
(i)	Amount was computed based on average shares outstanding during the period.

Prospectus    49/49

The Alger Portfolios
Alger Balanced Portfolio Class I-2	Year ended 12/31/19	Year ended 12/31/18	Year ended 12/31/17	Year ended 12/31/16	Year ended 12/31/15
Net asset value, beginning of period	$ 13.67	$ 17.20	$ 15.32	$ 14.39	$ 14.48
Income from Investment Operations:
Net investment income (i)	0.25	0.28	0.29	0.29	0.29
Net realized and unrealized gain (loss) on investments	2.41	(0.84)	2.08	0.94	(0.08)
Total from investment operations	2.66	(0.56)	2.37	1.23	0.21
Dividends from net investment income	(0.23)	(0.72)	(0.49)	(0.30)	(0.30)
Distributions from net realized gains	(0.39)	(2.25)	—	—	—
Net asset value, end of period	$ 15.71	$ 13.67	$ 17.20	$ 15.32	$ 14.39
Total return	19.50%	(3.32)%	15.44%	8.51%	1.47%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$49,475	$42,037	$47,501	$71,534	$75,350
Ratio of net expenses to average net assets	1.10%	1.14%	0.96%	0.96%	0.92%
Ratio of net investment income to average net assets	1.67%	1.61%	1.77%	1.97%	1.97%
Portfolio turnover rate	5.71%	5.04%	10.89%	3.58%	9.64%
(i)	Amount was computed based on average shares outstanding during the period.

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For Information:
By Telephone:	(800) 992-3863
By Mail:	Alger Family of Funds c/o UMB Fund Services, Inc. P.O. Box 2175 Milwaukee, WI 53212-2175
Statement of Additional Information
For more detailed information about each Portfolio and its policies, please read each Portfolio’s Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Portfolios' toll-free number, at the Portfolios' website at http://www.alger.com or by writing to the address above. The Statement of Additional Information is on file with the SEC.
Annual and Semi-Annual Reports
Additional information about a Portfolio’s investments is available in the Portfolio’s annual and semi-annual reports to shareholders. In each Portfolio’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during the period covered by the report. You can receive free copies of these reports by calling the Portfolios' toll-free number, at the Portfolios' website at http://www.alger.com or by writing to the address above. Copies can also be obtained for a duplicating fee by E-mail request to publicinfo@sec.gov. Portfolio documents are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.
Quarterly Portfolio Holdings
Each Portfolio’s most recent month end portfolio holdings are available approximately sixty days after month-end on the Portfolio’s website at www.alger.com. Each Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year as an exhibit to Form N-PORT. Forms N-PORT are available online on the SEC’s website at http://www.sec.gov. A copy of the most recent quarterly holdings may also be obtained from the Portfolios by calling (800) 992-3863.
Distributor: Fred Alger & Company, LLC
The Alger Portfolios                SEC File #811-5550

This is not part of the prospectus.

APPI-2

May 1, 2020
This is not part of the prospectus.

Prospectus May 1, 2020
Class S Shares
Alger Capital Appreciation Portfolio
Alger Large Cap Growth Portfolio
Alger Mid Cap Growth Portfolio

A pooled funding vehicle for:	• qualified pension plans
• qualified retirement plans
• variable annuity contracts
• variable life insurance policies
Optional Internet Availability of Alger Shareholder Reports
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio, the insurance company that offers your variable annuity or variable life insurance contract, or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by signing up for paperless delivery at www.icsdelivery.com/alger. If you own these shares through a financial intermediary or insurance company, contact your financial intermediary or insurance company.
You may elect to receive all future reports in paper free of charge. You can inform the Portfolio or the insurance company that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-866-345-5954 or fundreports.com. If you own these shares through a financial intermediary or insurance company contact your financial intermediary or insurance company to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Alger Fund Complex, your insurance company, or financial intermediary.
As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

THE ALGER PORTFOLIOS
1	Summary Sections
	1	Alger Capital Appreciation Portfolio
	5	Alger Large Cap Growth Portfolio
	9	Alger Mid Cap Growth Portfolio
13	Investment Objective, Principal Investment Strategies and Related Risks
13	Additional Information About the Portfolios’ Investment Strategies and Investments
16	Management and Organization
17	Shareholder Information
	17	Distributor
	17	Transfer Agent
	17	Net Asset Value
	18	Dividends and Distributions and Tax Consequences
	18	Classes of Shares
	19	Purchasing and Redeeming Shares
	19	Limitations on Excessive Trading
	20	Disclosure of Portfolio Holdings
	20	Other Information
21	Hypothetical Investment and Expense Information
22	Financial Highlights
Back Cover:For Information

Prospectus    1/25

Summary Sections
Alger Capital Appreciation Portfolio
Investment Objective
Alger Capital Appreciation Portfolio seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Alger Portfolios (the “Trust”). The table does not reflect fees, expenses, or charges that may be imposed by qualified pension or retirement plans or under variable annuity contracts or variable life insurance policies. If it did, the fees would be higher.
Alger Capital Appreciation Portfolio
Class	S
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fees	.81%
Distribution and/or Service (12b-1) Fees	.25%
Other Expenses	.15%
Total Annual Fund Operating Expenses	1.21%
Example
The following example, which reflects the shareholder fees and operating expenses listed above, is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class S shares of the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The example does not reflect fees, expenses, or charges that may be imposed by the separate accounts of life insurance companies or qualified pension or retirement plans. If it did, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Class S	$123	$384	$665	$1,466
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 74.35% of the average value of its portfolio.
Principal Investment Strategy
Fred Alger Management, LLC believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, rapidly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from new regulations, a new product innovation or new management.
Under normal market circumstances, the Portfolio invests at least 85% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any market capitalization that Fred Alger Management, LLC believes demonstrate promising growth potential. Equity securities include common or preferred stocks that are listed on U.S. or foreign exchanges.
The Portfolio’s portfolio manager(s) may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive.

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The Portfolio may invest a significant portion of its assets in securities of companies conducting business within a single sector, including the information technology, consumer discretionary, and health care sectors.
The Portfolio can invest in foreign securities.
Principal Risks
An investment in the Portfolio involves risks. The Portfolio’s share price may go down, which means you could lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Risk – An investment in the Portfolio is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk – Your investment in Portfolio shares represents an indirect investment in the securities owned by the Portfolio. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Portfolio shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Portfolio dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Portfolio and its investments.
Equity Securities Risk – As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Portfolio’s price per share will fluctuate due to changes in the market prices of its investments. Also, the Portfolio’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.
Growth Stocks Risk – Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value.
Sector Risk – The Portfolio may have a significant portion of its assets invested in securities of companies conducting business within a single sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Portfolio more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Generally, the more broadly the Portfolio invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
Technology Companies Risk – The Portfolio may have a significant portion of its assets invested in securities of technology companies. Technology companies may have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities, especially over the short term. Technology companies may also face increased competition, government regulation, and risk of obsolescence due to progress in technological developments.
Healthcare Companies Risk – The Portfolio may have a significant portion of its assets invested in securities of healthcare companies. At times, the performance of healthcare companies will lag the performance of other industries or the broader market as a whole, and the performance of such companies may be more volatile. Healthcare companies may also be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences.
Consumer Discretionary Sector Risk – The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns.
Foreign Securities Risk – The Portfolio’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing audit and legal standards.
Smaller Cap Securities Risk – Investing in companies of all capitalizations involves the risk that smaller issuers in which the Portfolio invests may have limited product lines or financial resources, or lack management depth. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Portfolio because of the potentially less frequent trading of stocks of smaller market capitalization.

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Performance
The following bar chart and the table beneath it provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. The Russell 1000 Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation. The performance numbers do not reflect fees, expenses, or charges that may be imposed by qualified pension or retirement plans or under variable annuity contracts or variable life insurance policies. If they did, the performance numbers would be lower. Remember that the Portfolio’s past performance is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Portfolio’s website www.alger.com.
Annual Total Return for Class S Shares as of December 31 (%)
Best Quarter: Q1 2012 16.54%	Worst Quarter: Q4 2018 -15.55%
Average Annual Total Return as of December 31, 2019
	1 Year	5 Years	10 Years
Class S (Inception 5/1/02)	33.24%	13.00%	14.13%
Russell 1000 Growth Index (reflects no deductions for fees, expenses or taxes)	36.39%	14.63%	15.22%
Management
Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund’s Portfolio
Fred Alger Management, LLC	Ankur Crawford, Ph.D. Executive Vice President, Senior Analyst and Portfolio Manager Since June 2015
Patrick Kelly, CFA Executive Vice President, Head of Alger Capital Appreciation and Spectra Strategies and Portfolio Manager Since September 2004
Although the Portfolio is co-managed, one of the portfolio managers may be primarily responsible for implementation of the day to day investment decisions. This may occur to ensure that the Portfolio’s investment decisions are consistently and promptly implemented.

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Shareholder Information
Purchasing and Redeeming Shares
Because the Portfolio is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension or retirement plans, an individual cannot invest in the Portfolio directly, but may do so only through one of these sources. The Portfolio shares are held in the names of the separate accounts and plans.
Tax Information
If you have invested through the separate account of a life insurance company or through a qualified pension or retirement plan, please consult the Prospectus or other information provided to you by your participating life insurance company or qualified pension or retirement plan regarding the federal income taxation of your policy or plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the Portfolio and/or its Manager or Distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.

Prospectus    5/25

Alger Large Cap Growth Portfolio
Investment Objective
Alger Large Cap Growth Portfolio seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees, expenses, or charges that may be imposed by qualified pension or retirement plans or under variable annuity contracts or variable life insurance policies. If it did, the fees would be higher.
Alger Large Cap Growth Portfolio
Class	S
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fees	.71%
Distribution and/or Service (12b-1) Fees	.25%
Other Expenses	.36%
Acquired Fund Fees and Expenses	.02%
Total Annual Fund Operating Expenses	1.34%
Fee Waiver*	(.02)%
Total Annual Fund Operating Expenses After Fee Waiver	1.32%
*	Fred Alger Management, LLC (the “Manager”) has contractually agreed to waive its advisory fee in an amount equal to the advisory fees earned on the Portfolio's investment in an affiliated investment company (in the amount of .02% for the last fiscal year). This commitment will remain in effect for the life of this investment, can only be amended or terminated by agreement of the Trust’s Board of Trustees and the Manager, and will terminate automatically in the event of termination of the Investment Advisory Agreement between the Trust, on behalf of the Portfolio, and the Manager.
Example
The following example, which reflects the shareholder fees and operating expenses listed above, is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class S shares of the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The expense example is based on net operating expenses, which reflect the contractual expense limitation agreed to by the Manager. The example does not reflect fees, expenses, or charges that may be imposed by the separate accounts of life insurance companies or qualified pension or retirement plans. If it did, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Class S	$134	$418	$723	$1,590
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 144.26% of the average value of its portfolio.
Principal Investment Strategy
Fred Alger Management, LLC believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, rapidly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from new regulations, a new product innovation or new management.

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The Portfolio focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have a market capitalization equal to or greater than the market capitalization of companies included in the Russell 1000 Growth Index, updated quarterly as reported by the index as of the most recent quarter-end. This index is designed to track the performance of large-capitalization growth stocks. At December 31, 2019, the market capitalization of the companies in this index ranged from $1.52 billion to $1.3 trillion. Equity securities include common or preferred stocks that are listed on U.S. or foreign exchanges.
The Portfolio’s portfolio manager(s) may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result of this disciplined investment process, the Portfolio may engage in active trading of portfolio securities.
The Portfolio may invest a significant portion of its assets in securities of companies conducting business within a single sector, including the information technology, healthcare, consumer discretionary, and industrials sectors.
Principal Risks
An investment in the Portfolio involves risks. The Portfolio’s share price may go down, which means you could lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Risk – An investment in the Portfolio is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk – Your investment in Portfolio shares represents an indirect investment in the securities owned by the Portfolio. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Portfolio shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Portfolio dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Portfolio and its investments.
Equity Securities Risk – As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Portfolio’s price per share will fluctuate due to changes in the market prices of its investments. Also, the Portfolio’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.
Growth Stocks Risk – Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value.
Sector Risk – The Portfolio may have a significant portion of its assets invested in securities of companies conducting business within a single sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Portfolio more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Generally, the more broadly the Portfolio invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
Technology Companies Risk – The Portfolio may have a significant portion of its assets invested in securities of technology companies. Technology companies may have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities, especially over the short term. Technology companies may also face increased competition, government regulation, and risk of obsolescence due to progress in technological developments.
Healthcare Companies Risk – The Portfolio may have a significant portion of its assets invested in securities of healthcare companies. At times, the performance of healthcare companies will lag the performance of other industries or the broader market as a whole, and the performance of such companies may be more volatile. Healthcare companies may also be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences.
Consumer Discretionary Sector Risk – The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns.
Portfolio Turnover (Active Trading) Risk – Because the Portfolio may engage in active trading of portfolio securities, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on an investment. Active trading may also increase short-term gains and losses, which may affect the taxes a shareholder has to pay.

Prospectus    7/25

Performance
The following bar chart and the table beneath it provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. The Russell 1000 Growth Index is an index of common stocks designed to track performance of large-capitalization companies with greater than average growth orientation. The performance numbers do not reflect fees, expenses, or charges that may be imposed by qualified pension or retirement plans or under variable annuity contracts or variable life insurance policies. If they did, the performance numbers would be lower. Remember that the Portfolio’s past performance is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Portfolio’s website www.alger.com.
Annual Total Return for Class S Shares as of December 31 (%)
Best Quarter: Q1 2019 14.57%	Worst Quarter: Q4 2018 -20.31%
Average Annual Total Return as of December 31, 2019
	1 Year	5 Years	10 Years
Class S (Inception 5/1/02)	26.90%	10.59%	11.67%
Russell 1000 Growth Index (reflects no deductions for fees, expenses or taxes)	36.39%	14.63%	15.22%
Management
Investment Manager	Portfolio Manager Primarily Responsible for Day-to-Day Management of the Fund’s Portfolio
Fred Alger Management, LLC	Dan C. Chung, CFA Chief Executive Officer, Chief Investment Officer and Portfolio Manager Since September 2001
Shareholder Information
Purchasing and Redeeming Shares
Because the Portfolio is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension or retirement plans, an individual cannot invest in the Portfolio directly, but may do so only through one of these sources. The Portfolio shares are held in the names of the separate accounts and plans.

Prospectus    8/25

Tax Information
If you have invested through the separate account of a life insurance company or through a qualified pension or retirement plan, please consult the Prospectus or other information provided to you by your participating life insurance company or qualified pension or retirement plan regarding the federal income taxation of your policy or plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the Portfolio and/or its Manager or Distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.

Prospectus    9/25

Alger Mid Cap Growth Portfolio
Investment Objective
Alger Mid Cap Growth Portfolio seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees, expenses, or charges that may be imposed by qualified pension or retirement plans or under variable annuity contracts or variable life insurance policies. If it did, the fees would be higher.
Alger Mid Cap Growth Portfolio
Class	S
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fees	.76%
Distribution and/or Service (12b-1) Fees	.25%
Other Expenses	.47%
Total Annual Fund Operating Expenses	1.48%
Example
The following example, which reflects the shareholder fees and operating expenses listed above, is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class S shares of the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The example does not reflect fees, expenses, or charges that may be imposed by the separate accounts of life insurance companies or qualified pension or retirement plans. If it did, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Class S	$151	$468	$808	$1,768
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 189.22% of the average value of its portfolio.
Principal Investment Strategy
Fred Alger Management, LLC believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, rapidly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from new regulations, a new product innovation or new management.
The Portfolio focuses on mid-sized companies that Fred Alger Management, LLC believes demonstrate promising growth potential. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are designed to track the performance of medium-capitalization stocks. At December 31, 2019, the market capitalization of the companies in these indexes ranged from $1.10 billion to $78.61 billion. Because of the Portfolio’s long-term approach to investing, it could have a significant portion of its assets invested in securities of issuers that have appreciated beyond the market capitalization thresholds noted. Equity securities include common or preferred stocks that are listed on U.S. or foreign exchanges.

Prospectus    10/25

The Portfolio may invest a significant portion of its assets in securities of companies conducting business within a single sector, including the information technology, healthcare, consumer discretionary, and industrials sectors.
The Portfolio’s portfolio manager(s) may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result of this disciplined investment process, the Portfolio may engage in active trading of portfolio securities.
The Portfolio can invest in foreign securities.
Principal Risks
An investment in the Portfolio involves risks. The Portfolio’s share price may go down, which means you could lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Risk – An investment in the Portfolio is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk – Your investment in Portfolio shares represents an indirect investment in the securities owned by the Portfolio. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Portfolio shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Portfolio dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Portfolio and its investments.
Equity Securities Risk – As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Portfolio’s price per share will fluctuate due to changes in the market prices of its investments. Also, the Portfolio’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.
Growth Stocks Risk – Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value.
Mid Cap Securities Risk – There may be greater risk in investing in medium-capitalization companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial resources. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Portfolio because of the potentially less frequent trading of stocks of smaller market capitalization.
Sector Risk – The Portfolio may have a significant portion of its assets invested in securities of companies conducting business within a single sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Portfolio more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Generally, the more broadly the Portfolio invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
Technology Companies Risk – The Portfolio may have a significant portion of its assets invested in securities of technology companies. Technology companies may have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities, especially over the short term. Technology companies may also face increased competition, government regulation, and risk of obsolescence due to progress in technological developments.
Healthcare Companies Risk – The Portfolio may have a significant portion of its assets invested in securities of healthcare companies. At times, the performance of healthcare companies will lag the performance of other industries or the broader market as a whole, and the performance of such companies may be more volatile. Healthcare companies may also be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences.
Industrial Companies Risk – The Portfolio may have a significant portion of its assets invested in securities of companies in the industrial sector. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services.

Prospectus    11/25

Foreign Securities Risk – The Portfolio’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing audit and legal standards.
Portfolio Turnover (Active Trading) Risk – Because the Portfolio may engage in active trading of portfolio securities, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on an investment. Active trading may also increase short-term gains and losses, which may affect the taxes a shareholder has to pay.
Performance
The following bar chart and the table beneath it provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. The Russell Midcap Growth Index is an index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation. The performance numbers do not reflect fees, expenses, or charges that may be imposed by qualified pension or retirement plans or under variable annuity contracts or variable life insurance policies. If they did, the performance numbers would be lower. Remember that the Portfolio’s past performance is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Portfolio’s website www.alger.com.
Annual Total Return for Class S Shares as of December 31 (%)
Best Quarter: Q1 2019 20.32%	Worst Quarter: Q3 2011 -23.72%
Average Annual Total Return as of December 31, 2019
	1 Year	5 Years	10 Years
Class S (Inception 5/1/02)	29.63%	8.77%	10.80%
Russell Midcap Growth Index (reflects no deductions for fees, expenses or taxes)	35.47%	11.60%	14.24%

Prospectus    12/25

Management
Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund’s Portfolio
Fred Alger Management, LLC	Dan C. Chung, CFA Chief Executive Officer Chief Investment Officer and Portfolio Manager Since January 2018
Teresa McRoberts Senior Vice President Since February 2013 Senior Analyst and Portfolio Manager Since February 2015
Although the Portfolio is co-managed, one of the portfolio managers may be primarily responsible for implementation of the day to day investment decisions. This may occur to ensure that the Portfolio’s investment decisions are consistently and promptly implemented.
Shareholder Information
Purchasing and Redeeming Shares
Because the Portfolio is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension or retirement plans, an individual cannot invest in the Portfolio directly, but may do so only through one of these sources. The Portfolio shares are held in the names of the separate accounts and plans.
Tax Information
If you have invested through the separate account of a life insurance company or through a qualified pension or retirement plan, please consult the Prospectus or other information provided to you by your participating life insurance company or qualified pension or retirement plan regarding the federal income taxation of your policy or plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the Portfolio and/or its Manager or Distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.

Prospectus    13/25

Investment Objective, Principal Investment Strategies and Related Risks
The investment objective, principal strategy and primary risks of each Portfolio are discussed individually below. Each of Alger Large Cap Growth Portfolio and Alger Mid Cap Growth Portfolio has adopted a policy to invest at least 80% of its assets in specified securities appropriate to its name (as described in the Portfolio’s Summary Section in this Prospectus) and to provide its shareholders with at least 60 days’ prior notice of any change with respect to this policy. Each Portfolio’s investment objective may be changed by the Board of Trustees without shareholder approval. A Portfolio will provide its shareholders with at least 60 days’ prior notice of any change to its investment objective. A Portfolio may, from time to time, take temporary defensive positions that are inconsistent with the Portfolio’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. A Portfolio may not achieve its investment objective while in a temporary defensive position.
All of a Portfolio’s share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Portfolio’s other share classes due to the differences in charges or expenses. A Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.
Each index used in the Summary Sections is a broad-based index designed to track a particular market or market segment. No expenses, fees or taxes are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest of the underlying securities that make up the respective index.
•	Russell 1000 Growth Index: An unmanaged index designed to measure the performance of a subset of the largest 1,000 capitalization companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.
•	Russell Midcap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.
Additional Information About the Portfolios’ Investment Strategies and Investments
Investment Objectives
Each of Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio and Alger Mid Cap Growth Portfolio seeks long-term capital appreciation.
Principal Investment Strategies and Related Risks
The following are each Portfolio’s investment process, and principal investment strategies and related risks. Each Portfolio may invest in other securities that are not its principal strategy, and such strategies and related risks are described in more detail in the Portfolio’s Statement of Additional Information.
Each Portfolio invests primarily in equity securities. Each Portfolio’s investments in equity securities are primarily in common or preferred stocks, but its equity investments also may include securities convertible into or exchangeable for equity securities (including warrants and rights) and depositary receipts. Each Portfolio invests primarily in companies whose securities are traded on U.S. or foreign exchanges.
Each Portfolio’s equity investments are primarily in “growth” stocks. The Portfolios’ manager, Fred Alger Management, LLC (“Alger Management” or the “Manager”), believes that these companies tend to fall into one of two categories:
•	High Unit Volume Growth
Vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, exercising market dominance, offering new or improved products, or simply fulfilling an increased demand for an existing product line.
•	Positive Life Cycle Change
Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; regulatory change; or merger and acquisition.
Each Portfolio other than Alger Capital Appreciation Portfolio must take into account a company’s market capitalization when considering it for investment. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.
Alger Capital Appreciation Portfolio
Under normal market circumstances, the Portfolio invests at least 85% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any market capitalization that Fred Alger Management, LLC believes demonstrate promising growth potential. Equity securities include common or preferred stocks that are listed on U.S. or foreign exchanges.

Prospectus    14/25

Alger Large Cap Growth Portfolio
The Portfolio focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have a market capitalization equal to or greater than the market capitalization of companies included in the Russell 1000 Growth Index, updated quarterly as reported by the index as of the most recent quarter-end. This index is designed to track the performance of large capitalization growth stocks. At December 31, 2019, the market capitalization of the companies in this index ranged from $1.52 billion to $1.3 trillion. Equity securities include common or preferred stocks that are listed on U.S. or foreign exchanges.
Alger Mid Cap Growth Portfolio
The Portfolio focuses on mid-sized companies that Fred Alger Management, LLC believes demonstrate promising growth potential. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are designed to track the performance of medium-capitalization stocks. At December 31, 2019, the market capitalization of the companies in these indexes ranged from $1.10 billion to $78.61 billion. Because of the Portfolio’s long-term approach to investing, it could have a significant portion of its assets invested in securities of issuers that have appreciated beyond the market capitalization thresholds noted. Equity securities include common or preferred stocks that are listed on U.S. or foreign exchanges.
Principal Risks
Except as may be otherwise noted, the following apply to each Portfolio.
Investment Risk
An investment in a Portfolio is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk
Your investment in Portfolio shares represents an indirect investment in the securities owned by the Portfolio. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Portfolio shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Portfolio dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Portfolio and its investments and could result in increased premiums or discounts to the Portfolio’s net asset value.
Equity Securities Risk
As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. Each Portfolio’s price per share will fluctuate due to changes in the market prices of its investments. Because stock markets tend to move in cycles, stock prices overall may decline. A particular stock’s market value may decline as a result of general market conditions that are not related to the issuing company (e.g., adverse economic conditions or investor sentiment) or due to factors that affect the particular company (e.g., management performance or factors affecting the industry). Also, a Portfolio’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.
Growth Stocks Risk
Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in a Portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value. Expected growth may not be realized.
Small Cap Securities Risk
Alger Capital Appreciation Portfolio may have a significant portion of its assets invested in small-capitalization companies. There may be greater risk investing in small capitalization companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial resources. The share prices of smaller companies tend to be more volatile than those of larger companies. In addition, it may be difficult or impossible to liquidate a security position at a time and price acceptable to a Portfolio because of the potentially less frequent trading of stocks of smaller market capitalization.

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Mid Cap Securities Risk
Alger Mid Cap Growth Portfolio may have a significant portion of its assets invested in medium-capitalization companies. There may be greater risk in investing in medium-capitalization companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial resources. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Portfolio because of the potentially less frequent trading of stocks of smaller market capitalization.
Leverage Risk
Alger Capital Appreciation Portfolio can leverage, that is, borrow money to buy additional securities. By borrowing money, the Portfolios have the potential to increase their returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed. There is a risk that the cost of borrowing money to leverage may exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus the Portfolio’s net asset value could decrease more quickly than if it had not borrowed.
Foreign Securities Risk
Each Portfolio may invest in foreign securities. Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks. There may be less stringent government supervision and oversight of foreign markets than in the United States. There may be less corporate financial information publicly available, less stringent investor protection and disclosure standards, and differing auditing and legal standards.
Investment in securities denominated in foreign currencies is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by a Portfolio and denominated in those currencies. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.
Sector Risk
Each Portfolio may have a significant portion of its assets invested in securities of companies conducting business within a single sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make a Portfolio more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Generally, the more broadly a Portfolio invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
A Portfolio may be more susceptible to particular risks that may affect companies in the information technology sector and technology-related sectors than if it were invested in a wider variety of companies in unrelated sectors. At times, the performance of such companies will lag the performance of other industries or the broader market as a whole. Certain technology related companies may face special risks that their products or services may not prove to be commercially successful. Technology related companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. These factors may lead to limited earnings and/or failing profit margins. As a result, the value of technology related companies’ securities may fall or fail to rise. In addition, many technology related companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities, especially over the short term.
A Portfolio may be more susceptible to particular risks that may affect companies in the healthcare sector than if it were invested in a wider variety of companies in unrelated sectors. At times, the performance of such companies will lag the performance of other industries or the broader market as a whole, and the performance of such companies may be more volatile. The healthcare field is subject to substantial governmental regulation and may, therefore, be adversely affected by changes in governmental policies. These factors may lead to limited earnings and/or failing profit margins. As a result, the value of healthcare companies’ securities may fall or fail to rise. In addition, companies in the healthcare sector can be significantly affected by intense competition, aggressive pricing, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences.

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Portfolio Turnover (Active Trading) Risk
If a Portfolio engages in active trading of portfolio securities, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on an investment. Active trading may also increase short-term gains and losses, which may affect the taxes a shareholder has to pay.
Temporary Defensive Investments
In times of adverse or unstable market, economic or political conditions, a Portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the Portfolio’s assets from a temporary, unacceptable risk of loss, rather than directly to promote the Portfolio’s investment objective. A Portfolio may also hold these types of securities in an amount up to 15% of net assets, pending the investment of proceeds from the sale of Portfolio shares or portfolio securities or to meet anticipated redemptions of Portfolio shares. A Portfolio may not achieve its investment objective while in a temporary defensive position.
Management and Organization
Manager
Fred Alger Management, LLC
360 Park Avenue South
New York, NY 10010
The Manager has been an investment adviser since 1964, and manages investments totaling (at December 31, 2019) approximately $29.1 billion. The Manager has managed each Portfolio since its inception. The Manager is responsible for providing a continuous investment program for the Portfolios, making decisions with respect to all purchases and sales of assets, and placing orders for the investment and reinvestment of Portfolio assets. These advisory responsibilities are subject to the supervision of the Board of Trustees. A discussion of the Trustees’ basis for the approval of the investment advisory agreement between the Trust, on behalf of each Portfolio, and the Manager is available in each Portfolio's annual report to shareholders for its most recent December 31 fiscal year end. The Portfolios pay the Manager advisory fees at the following annual rates based on a percentage of average daily net assets: Alger Capital Appreciation Portfolio – .81% for assets up to $2 billion, .65% for assets between $2 billion and $3 billion, .60% for assets between $3 billion and $4 billion, .55% for assets between $4 billion and $5 billion, and .45% for assets in excess of $5 billion; Alger Large Cap Growth Portfolio – .71% for assets up to $1 billion and .60% for assets in excess of $1 billion; and Alger Mid Cap Growth Portfolio – .76% for assets up to $1 billion and .70% for assets in excess of $1 billion.
The actual advisory fee rate paid by Alger Capital Appreciation Portfolio for the period ended December 31, 2019 was .81% of average daily net assets. The actual advisory fee rate paid by Alger Large Cap Growth Portfolio for the period ended December 31, 2019 was .69% of average daily net assets. The actual advisory fee rate paid by Alger Mid Cap Growth Portfolio for the period ended December 31, 2019 was .76% of average daily net assets.
With respect to Alger Large Cap Growth Portfolio, the Manager has contractually agreed to waive its advisory fee in an amount equal to the advisory fees earned on the Portfolio’s investment in an affiliated investment company. This commitment will remain in effect for the life of this investment.
Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of Portfolio Investments
Portfolio	Portfolio Manager(s)	Since
Alger Capital Appreciation Portfolio	Ankur Crawford, Ph.D. Patrick Kelly, CFA	June 2015 September 2004
Alger Large Cap Growth Portfolio	Dan C. Chung, CFA	September 2001
Alger Mid Cap Growth Portfolio*	Dan C. Chung, CFA Teresa McRoberts	January 2018 February 2015
*	Mr. Chung, the Manager’s Chief Investment Officer, and Ms. McRoberts are each responsible for the management of a portion of the Portfolio. Mr. Chung, for his portion, coordinates and oversees portfolio allocations by members of the Manager’s analyst team for Alger Mid Cap Growth Portfolio. Each analyst is allocated a percentage of the Portfolio’s total assets, is responsible for the management of that portion of the Portfolio, and has such allocation rebalanced on a periodic basis by Mr. Chung.
•	Mr. Chung has been employed by the Manager since 1994. He became a portfolio manager in 2000, Chief Investment Officer in 2001, President in 2003, and Chief Executive Officer in 2006.
•	Dr. Crawford has been employed by the Manager since 2004. She became a portfolio manager and a Senior Vice President in 2010 and an Executive Vice President in 2019. She served as a Vice President and an Analyst from 2007 to 2010, and a Senior Analyst from 2010 to 2016.

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•	Mr. Kelly has been employed by the Manager since 1999. He became a portfolio manager in 2004, an Executive Vice President in 2008, and the Head of Alger Capital Appreciation and Spectra Strategies in 2015.
•	Ms. McRoberts has been employed by the Manager since 2015 as a Senior Vice President, Senior Analyst and Portfolio Manager. Prior to joining the Manager, she was a founder and partner of Bienville Health Science Partners, LP from September 2013 to January 2015. Ms. McRoberts was self-employed from November 2009 to September 2013.
The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts that they manage, and their ownership of securities of the Portfolio(s) that they manage.
Administrator
Pursuant to a separate Fund Administration Agreement, the Manager also provides administrative services to each Portfolio, including, but not limited to: providing office space, telephone, office equipment and supplies; paying compensation of the Portfolio’s officers for services rendered as such; authorizing expenditures and approving bills for payment on behalf of the Portfolio; preparation of the periodic updating of the Portfolio’s Registration Statement, including Prospectus and Statement of Additional Information, for the purpose of filings with the Securities and Exchange Commission and monitoring and maintaining the effectiveness of such filings, as appropriate; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of the Portfolio’s investment portfolio and the publication of the net asset value of the Portfolio’s shares, earnings reports and other financial data; monitoring relationships with organizations providing services to each Portfolio, including the Portfolio’s custodian, transfer agent, blue sky agent and printers; providing trading desk facilities for the Portfolio; supervising compliance by the Portfolio with recordkeeping and periodic reporting requirements under the Investment Company Act of 1940, as amended (the “1940 Act”); preparation of materials for meetings of the Portfolio’s Board of Trustees and preparation of minutes of such meetings; oversight of service providers who file claims for class action lawsuits with respect to securities in the Portfolio; arranging for the Portfolio the required fidelity bond and other insurance, if applicable; and providing executive, clerical and secretarial help needed to carry out these responsibilities. Each Portfolio pays the Manager an administrative fee at the annual rate of 0.0275% of the Portfolio’s average daily net assets.
Pursuant to a separate Shareholder Administrative Services Agreement, the Manager also supervises the Portfolios' transfer agent, UMB Fund Services, Inc. (the “Transfer Agent”), and provides certain shareholder administrative services to the Portfolios. Each Portfolio pays the Manager a shareholder administrative services fee at the annual rate of 0.01% of net assets with respect to Class S Shares.
Shareholder Information
Distributor
Fred Alger & Company, LLC
360 Park Avenue South
New York, NY 10010
Transfer Agent
Alger Family of Funds
c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
Net Asset Value
The value of one share is its “net asset value,” or NAV. The NAV for a Portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange (“NYSE”) is open. Generally, the NYSE is closed on weekends and national holidays.
NAV (net asset value) of a class of shares is computed by adding together the value allocable to the class of the Portfolio’s investments plus cash and other assets, subtracting applicable liabilities and then dividing the result by the number of outstanding shares of the class.
Foreign securities are usually valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. For each Portfolio that invests in foreign securities principally listed on foreign exchanges that may trade on days the NYSE is closed, the value of the Portfolio’s assets may be affected on days when shareholders will not be able to purchase or redeem Portfolio shares.

Prospectus    18/25

The assets of each Portfolio are generally valued on the basis of market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring after the close of the market on which the security is principally traded, the security may be valued on the basis of fair value as determined by the Manager under procedures adopted by The Alger Portfolios' Board of Trustees. A security’s valuation may differ depending on the method used for determining value. Short-term money market instruments held by the Portfolios are generally valued on the basis of amortized cost.
In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by a Portfolio. Significant events may affect a particular company (for example, a trading halt in the company’s securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the NYSE, that the Manager believes has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.
The Manager believes that under certain circumstances foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager’s fair valuation procedures therefore include a procedure whereby foreign securities prices may be “fair valued” to take those factors into account.
Dividends and Distributions and Tax Consequences
Each Portfolio declares and pays dividends and distributions annually. Each Portfolio expects that these annual payments to shareholders will consist of both capital gains and net investment income.
Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by a Portfolio will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Portfolio has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution from their plan account. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution. In certain cases, distributions made to a participant prior to the participant’s reaching age 59-1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.
Because everyone’s tax situation is unique, you should see a tax advisor about federal, state and local tax consequences of investing in a Portfolio.
Classes of Shares
Each Portfolio offers Class I-2 Shares. Each of Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio and Alger Mid Cap Growth Portfolio also offers a second class of shares, Class S Shares. Only Class S Shares are offered in this Prospectus. The classes differ primarily in that Class S Shares are subject to a distribution and shareholder servicing fee, while Class I-2 Shares are not. Pursuant to a plan adopted under Rule 12b-1 under the 1940 Act, Class S Shares pay a distribution and shareholder servicing fee of 0.25% of the Portfolios’ average daily net assets attributable to those shares on an ongoing basis to compensate insurance companies and pension and retirement plan service providers for distribution assistance and shareholder services. Over time, these fees will increase the cost of an investment in Class S Shares and may cost an investor more than paying other types of sales charges. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans.
Such qualified pension and retirement plans include those under the following sections of the Internal Revenue Code:
•	A plan described in § 401(a) that includes a trust exempt from tax under § 501(a);
•	An annuity plan described in § 403(a);
•	An annuity contract described in § 403(b), including a custodial account described in § 403(b)(7);
•	An individual retirement account described in § 408(a);
•	An individual retirement annuity described in § 408(b);
•	A governmental plan within the meaning of plan § 414(d) or an eligible deferred compensation plan within the meaning of § 457(b);

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•	A simplified employee pension of an employer that satisfies the requirements of § 408(k);
•	A plan described in § 501(c)(18);
•	A simple retirement account described in § 408(p);
•	A deemed IRA described in § 408A;
•	A § 415(m) plan that is also a “governmental plan” within the meaning of § 414(d);
•	A § 457(f) plan that has as its sponsor either (i) a charitable organization described in § 818(a)(4), or (ii) a governmental organization described in § 818(a)(4), whose employees are described in § 403(b)(1)(A)(ii); and
•	Any other trust, plan, account, contract, or annuity that the IRS has determined in a letter ruling to be within the scope of Regs. § 1.817-5(f)(3)(iii).
Investors with non-U.S. addresses and intermediary  or insurance company controlled accounts designated as foreign accounts (“Restricted Accounts”) are restricted from investing in the Portfolios. Existing Restricted Accounts may remain in the Portfolios, but are prohibited from making further investments. U.S. Armed Forces and Diplomatic post office addresses abroad are treated as U.S. addresses and can invest in the Portfolios. Addresses in U.S. territories, such as Guam and Puerto Rico, are also treated as U.S. addresses and can invest in the Portfolios , provided eligibility requirements are met .
Purchasing and Redeeming Shares
Because each Portfolio is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in the Portfolio directly, but may do so only through one of these sources. The Portfolio’s shares are held in the names of the separate accounts and plans.
Shares of a Portfolio can be purchased or redeemed on any day the NYSE is open. Orders will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Transfer Agent or other agent appointed by the Distributor. Ordinarily, the Portfolio will issue a redemption check within seven days after the Transfer Agent receives a redemption request in good order. “In good order” means that all necessary information and documentation related to the redemption request have been provided to the Portfolio’s transfer agent or authorized intermediary, if applicable. If your request is not in good order, the Portfolio’s transfer agent may require additional documentation in order to redeem your shares. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted. The Transfer Agent or the Portfolio may reject any purchase order. Share certificates are not issued for shares of the Portfolio.
Under normal circumstances, each Portfolio expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or by selling portfolio assets to generate cash. A Portfolio also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.
Each Portfolio may pay all or a portion of your redemption proceeds in securities rather than cash (i.e., “redeem in kind”) if, for example, the redemption request is during stressed market conditions or the Portfolio believes that a cash redemption may have a substantial impact on the Portfolio and its remaining shareholders. Securities will generally be selected on a pro rata basis pursuant to the Portfolio’s procedures. A shareholder who receives a redemption in kind bears the market risk of the securities until they are converted into cash, in transactions conducted at the shareholder’s expense.
Limitations on Excessive Trading
Each of the Portfolios invests predominantly in U.S.-traded, highly liquid securities for which current New York Stock Exchange closing prices are readily available on a daily basis. Each Portfolio will determine a fair value for portfolio securities for which current market closing prices are not readily available or otherwise require fair valuation in the circumstances discussed under “Net Asset Value.” As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from “stale” pricing. Nonetheless, the presence of small capitalization and medium capitalization securities and/or foreign securities in the Portfolio and other circumstances may invite frequent and/or short-term trading by Portfolio shareholders, for whatever reason implemented. Active trading may be attempted and may, if carried out on a large scale, impose burdens on the Portfolios’ portfolio managers, interfere with the efficient management of the Portfolio, increase a Portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the Portfolio and its other shareholders. The Portfolios therefore discourage market timing, and to the extent possible monitor for market timing patterns.
The Board of Trustees has adopted policies and procedures to discourage frequent and/or short-term trading of Portfolio shares and will generally not accommodate such practices. These policies and procedures allow a Portfolio to reject purchase or exchange orders, on a temporary or permanent basis, or redeem all Portfolio shares from investors that the Manager believes, in

Prospectus    20/25

its reasonable business judgment, are engaging in frequent and/or short-term trading in Portfolio shares or shares of other funds sponsored by the Manager that is detrimental to the Portfolio involved. If the Portfolio rejects your purchase or exchange order, you will not be able to execute that transaction, and neither the Portfolio nor the Manager will be responsible for any losses you may suffer as a result.
In order to detect significant market timing, the Manager, in accordance with policies and procedures approved by the Board of Trustees, will, among other things, seek to monitor overall subscription, redemption and exchange activity, and isolate significant daily activity to determine if there appears to be market timing activity in an individual portfolio. The Portfolios might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts (in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators) or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts. The Manager attempts to monitor these activities in omnibus accounts and will contract with broker-dealers that sell shares of the Portfolios and entities that hold omnibus accounts with its mutual funds to seek to discourage, detect and prevent market timing and active trading. For these and other reasons, there is no guarantee that the Portfolios’ efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful.
Disclosure of Portfolio Holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the Portfolios' portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Portfolios.
Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios' shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios) are acceptable.
The Portfolios make their full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters as an exhibit to their regulatory filings on Form N-PORT. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Portfolios' fiscal quarter.
In addition, the Portfolios make publicly available their respective month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.
In accordance with the foregoing, the Portfolios provide portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. This agreement must be approved by the Portfolios' Chief Compliance Officer.
The Board of Trustees periodically reviews a report disclosing the third parties to whom each Portfolio’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Portfolio and its shareholders.
In addition to material the Portfolios routinely provide to shareholders, the Manager may make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of a Portfolio’s portfolio versus an index (such as P/E (or price to book) ratio, EPS forecasts, alpha, beta, capture ratio, maximum drawdown, standard deviation, Sharpe ratio, information ratio, and market cap analysis), security specific impact on overall portfolio performance, return on equity statistics, geographic analysis, number of holdings, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Portfolios at (800) 992-3863 to obtain such information.
Other Information
In Kind Redemptions. A Portfolio may redeem some of your shares “in kind,” which means that some of the proceeds will be paid with securities the Portfolio owns instead of cash. The Portfolio has elected to be governed by rule 18f-1 under the 1940 Act, pursuant to which the Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Portfolio during any 90-day period for any one shareholder. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash. If a Portfolio pays large redemptions in cash, these transactions may increase the Portfolio's transaction costs and detract from the Portfolio's performance. Large purchases pose similar risks.

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Shares may be worth more or less when you redeem them than they were at the time you bought them.
The Portfolio and Transfer Agent have reasonable procedures in place to determine that instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the Portfolio and the Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions. If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in a Portfolio through an administrator or trustee that maintains a master or “omnibus” account with the Portfolio for trading on behalf of retirement plans and their participants, the administrator may apply limitations of its own on participant transactions. These limitations may be more or less restrictive than the limitations imposed by the Portfolio. Consult with your administrator to determine what purchase and redemption limitations may be applicable to your transactions in Portfolio shares through your retirement plan.
From time to time the Distributor, at its expense from its own resources, may compensate brokers, dealers, investment advisers or others (“Financial Intermediaries”) who are instrumental in effecting investments by their clients or customers in a Portfolio, in an amount up to 1% of the value of those investments. The Distributor may also from time to time, at its expense from its own resources, make payments to Financial Intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of Portfolio assets or 0.50% annually of Portfolio sales attributable to that Financial Intermediary. The Distributor determines whether to make any additional cash payments and the amount of any such payments in response to requests from Financial Intermediaries, based on factors the Distributor deems relevant. Factors considered by the Distributor generally include the Financial Intermediary’s reputation, ability to attract and retain assets for the Portfolio, expertise in distributing a particular class of shares of the Portfolio, entry into target markets, and/or quality of service. In addition, the Distributor may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of the Distributor. Please contact your Financial Intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of a Portfolio or the amount of proceeds received by a Portfolio on the sale of shares.
Redemptions by the Portfolios. If your account, excluding asset-based fee program accounts and accounts held with certain intermediaries, falls below the minimum initial investment amount of the share class in which you are invested, a Portfolio may redeem all the Portfolio shares within your account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to the minimum initial investment amount.
The Portfolios and their agents reserve the right at any time to reject or cancel all or any part of any purchase or exchange order and to redeem all Portfolio shares if it suspects the shareholder is engaged in, or has engaged in, abusive trading practices and/or violations of any applicable securities laws. When an exchange request in respect of Portfolio shares is rejected, such shares may be redeemed from the Portfolio on request of the shareholder. In addition, the Portfolio reserves the right to modify any terms or conditions of purchase of shares of the Portfolio or suspend, change or withdraw all or any part of the offering made by this prospectus. If the Portfolio rejects your purchase or exchange order, you may not be able to execute that transaction, and the Portfolios and their agents will not be responsible for any losses you may suffer as a result.
Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that each Portfolio maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to a Portfolio. Based upon statutory requirements for returned mail, the Portfolio will attempt to locate the shareholder or rightful owner of the account. If the Portfolio is unable to locate the shareholder, then it will determine whether the shareholder’s account would legally be considered abandoned. Your account may be transferred to the state government of your state of residence if no shareholder initiated activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. Each Portfolio is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.
Hypothetical Investment and Expense Information
Hypothetical investment and expense information, which is not required to be included in this Prospectus by the Securities and Exchange Commission, is presented in the chart below. This information is intended to reflect the annual and cumulative effect of a Portfolio’s expenses, including investment advisory fees and other Portfolio costs, on each Portfolio’s total return over a 10-year period. The example assumes the following:
•	You invest $10,000 in the Portfolio and hold it for the entire 10-year period; and

Prospectus    22/25

•	Your investment has a 5% return before expenses each year.
There is no assurance that the stated annual expense ratio will be the expense ratio for any Portfolio classes for any of the years shown. To the extent that the Manager and any of its affiliates alter any fee waivers and/or expense reimbursements pursuant to a voluntary or contractual arrangement, your actual expenses may be higher or lower. This is only a hypothetical presentation made to illustrate what expenses would be under the above scenarios. Your actual expenses are likely to differ (higher or lower) from those shown below.
Alger Capital Appreciation Portfolio
Class S	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	1.21%	1.21%	1.21%	1.21%	1.21%	1.21%	1.21%	1.21%	1.21%	1.21%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	3.79%	7.72%	11.81%	16.04%	20.44%	25.01%	29.74%	34.66%	39.77%	45.06%
End Investment Balance	$10,379	$ 10,772	$ 11,181	$ 11,604	$ 12,044	$ 12,501	$ 12,974	$ 13,466	$ 13,977	$ 14,506
Annual Expense	$ 123	$ 128	$ 133	$ 138	$ 143	$ 148	$ 154	$ 160	$ 166	$ 172
Alger Large Cap Growth Portfolio
Class S	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	1.32%	1.32%	1.32%	1.32%	1.32%	1.32%	1.32%	1.32%	1.32%	1.32%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	3.68%	7.50%	11.45%	15.55%	19.80%	24.21%	28.78%	33.52%	38.44%	43.53%
End Investment Balance	$10,368	$ 10,750	$ 11,145	$ 11,555	$ 11,980	$ 12,421	$ 12,878	$ 13,352	$ 13,844	$ 14,353
Annual Expense	$ 134	$ 139	$ 145	$ 150	$ 155	$ 161	$ 167	$ 173	$ 179	$ 186
Alger Mid Cap Growth Portfolio
Class S	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	1.48%	1.48%	1.48%	1.48%	1.48%	1.48%	1.48%	1.48%	1.48%	1.48%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	3.52%	7.16%	10.94%	14.84%	18.88%	23.07%	27.40%	31.88%	36.53%	41.33%
End Investment Balance	$10,352	$ 10,716	$ 11,094	$ 11,484	$ 11,888	$ 12,307	$ 12,740	$ 13,188	$ 13,653	$ 14,133
Annual Expense	$ 151	$ 156	$ 161	$ 167	$ 173	$ 179	$ 185	$ 192	$ 199	$ 206
Financial Highlights
The financial highlights tables are intended to help you understand each Portfolio’s financial performance for the periods shown. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information in the tables for the fiscal years ended December 31 has been audited by Deloitte & Touche LLP, whose report, along with each Portfolio’s financial statements, is included in the Annual Report, which is available upon request.
Note that the Portfolios’ financial highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this Prospectus or in the plan documents.

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The Alger Portfolios
Alger Capital Appreciation Portfolio Class S	Year ended 12/31/19	Year ended 12/31/18	Year ended 12/31/17	Year ended 12/31/16	Year ended 12/31/15
Net asset value, beginning of period	$ 64.44	$ 79.13	$ 64.50	$ 64.87	$ 69.08
Income from Investment Operations:
Net investment income (loss) (i)	(0.21)	(0.19)	(0.09)	0.04	(0.06)
Net realized and unrealized gain on investments	21.49	0.12	19.93	0.12	4.22
Total from investment operations	21.28	(0.07)	19.84	0.16	4.16
Distributions from net realized gains	(9.87)	(14.62)	(5.21)	(0.53)	(8.37)
Net asset value, end of period	$ 75.85	$ 64.44	$ 79.13	$ 64.50	$ 64.87
Total return	33.24%	(0.37)%	30.74%	0.22%	5.91%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$49,666	$41,858	$50,097	$39,570	$ 39,681
Ratio of net expenses to average net assets	1.21%	1.21%	1.21%	1.21%	1.20%
Ratio of net investment income (loss) to average net assets	(0.28)%	(0.23)%	(0.13)%	0.06%	(0.09)%
Portfolio turnover rate	74.35%	67.68%	61.90%	89.78%	142.01%
(i)	Amount was computed based on average shares outstanding during the period.

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The Alger Portfolios
Alger Large Cap Growth Portfolio Class S	Year ended 12/31/19	Year ended 12/31/18	Year ended 12/31/17	Year ended 12/31/16	Year ended 12/31/15
Net asset value, beginning of period	$ 49.55	$ 60.04	$ 51.62	$ 52.44	$ 58.15
Income from Investment Operations:
Net investment loss (i)	(0.25)	(0.48)	(0.25)	(0.18)	(0.14)
Net realized and unrealized gain (loss) on investments	13.56	1.66	14.71	(0.45)	1.04
Total from investment operations	13.31	1.18	14.46	(0.63)	0.90
Distributions from net realized gains	(1.21)	(11.67)	(6.04)	(0.19)	(6.61)
Net asset value, end of period	$ 61.65	$ 49.55	$ 60.04	$ 51.62	$ 52.44
Total return	26.90%	1.73%	27.95%	(1.20)%	1.35%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$ 4,314	$ 3,752	$ 3,318	$ 5,128	$ 5,753
Ratio of gross expenses to average net assets	1.33%	1.34%	1.27%	1.27%	1.21%
Ratio of expense reimbursements to average net assets	(0.01)%	(0.02)%	—	—	—
Ratio of net expenses to average net assets	1.32%	1.32%	1.27%	1.27%	1.21%
Ratio of net investment loss to average net assets	(0.44)%	(0.72)%	(0.42)%	(0.36)%	(0.23)%
Portfolio turnover rate	144.26%	198.86%	225.52%	249.81%	239.46%
(i)	Amount was computed based on average shares outstanding during the period.

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The Alger Portfolios
Alger Mid Cap Growth Portfolio Class S	Year ended 12/31/19	Year ended 12/31/18	Year ended 12/31/17	Year ended 12/31/16	Year ended 12/31/15
Net asset value, beginning of period	$ 18.21	$ 23.64	$ 18.74	$ 18.65	$ 19.01
Income from Investment Operations:
Net investment loss (i)	(0.16)	(0.23)	(0.15)	(0.07)	(0.14)
Net realized and unrealized gain (loss) on investments	5.52	(1.57)	5.61	0.16	(0.22)
Total from investment operations	5.36	(1.80)	5.46	0.09	(0.36)
Distributions from net realized gains	(2.74)	(3.63)	(0.56)	—	—
Net asset value, end of period	$ 20.83	$ 18.21	$ 23.64	$ 18.74	$ 18.65
Total return	29.63%	(7.79)%	29.18%	0.48%	(1.89)%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$ 3,289	$ 2,994	$ 3,877	$ 3,739	$ 4,422
Ratio of net expenses to average net assets	1.48%	1.46%	1.43%	1.44%	1.34%
Ratio of net investment loss to average net assets	(0.73)%	(0.94)%	(0.68)%	(0.37)%	(0.70)%
Portfolio turnover rate	189.22%	131.42%	111.09%	118.99%	116.84%
(i)	Amount was computed based on average shares outstanding during the period.

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For Information:
By Telephone:	(800) 992-3863
By Mail:	Alger Family of Funds c/o UMB Fund Services, Inc. P.O. Box 2175 Milwaukee, WI 53212-2175
Statement of Additional Information
For more detailed information about each Portfolio and its policies, please read each Portfolio’s Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Portfolios' toll-free number, at the Portfolios' website at http://www.alger.com or by writing to the address above. The Statement of Additional Information is on file with the SEC.
Annual and Semi-Annual Reports
Additional information about a Portfolio’s investments is available in the Portfolio’s annual and semi-annual reports to shareholders. In each Portfolio’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during the period covered by the report. You can receive free copies of these reports by calling the Portfolios' toll-free number, at the Portfolios' website at http://www.alger.com or by writing to the address above. Copies can also be obtained for a duplicating fee by E-mail request to publicinfo@sec.gov. Portfolio documents are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.
Quarterly Portfolio Holdings
Each Portfolio’s most recent month end portfolio holdings are available approximately sixty days after month-end on the Portfolio’s website at www.alger.com. Each Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year as an exhibit to Form N-PORT. Forms N-PORT are available online on the SEC’s website at http://www.sec.gov. A copy of the most recent quarterly holdings may also be obtained from the Portfolios by calling (800) 992-3863.
Distributor: Fred Alger & Company, LLC
The Alger Portfolios                SEC File #811-5550

This is not part of the prospectus.

APPS

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2020
The Alger Portfolios (the “Trust”) is a Massachusetts business trust, registered with the Securities and Exchange Commission (the “SEC”) as an investment company, that offers interests of one or two classes in the following seven portfolios (the “Portfolios”):
	Class	Ticker Symbol
Alger Capital Appreciation Portfolio	I-2 S	ALVOX
Alger Large Cap Growth Portfolio	I-2 S	AAGOX
Alger Mid Cap Growth Portfolio	I-2 S	AMGOX
Alger Weatherbie Specialized Growth Portfolio	I-2	AAMOX
Alger Small Cap Growth Portfolio	I-2	AASOX
Alger Growth & Income Portfolio	I-2	AIGOX
Alger Balanced Portfolio	I-2	ABLOX
The Trust is designed to permit insurance companies that issue variable annuity contracts (“VA contracts”) and variable life insurance policies (“VLI policies”) to offer VA contract and VLI policy holders the opportunity to participate in the performance of one or more of the Portfolios. The Portfolios also offer participation to qualified pension and retirement plans (the “Plans”) which elect to make the Portfolios an investment option for plan participants.
Each Portfolio’s financial statements for the year ended December 31, 2019 are contained in its annual report to shareholders and are incorporated by reference into this Statement of Additional Information.
This Statement of Additional Information is not a prospectus. It contains additional information about the Portfolios and supplements information in the Trust’s Prospectuses dated May 1, 2020. It should be read together with the applicable Prospectus, which may be obtained free of charge by writing Alger Family of Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI 53201-2175, or by calling (800) 992-3863, or by visiting http://www.alger.com.

Investment Strategies and Policies

The Prospectuses discuss the investment objectives of each Portfolio and the principal investment strategies to be employed to achieve those objectives. The principal risks related to each Portfolio’s principal investment strategies are also noted in the Prospectus. This section of the Statement of Additional Information (“SAI”) contains supplemental information concerning all types of securities and other instruments in which a Portfolio may invest, the investment policies and portfolio strategies that the Portfolio may utilize (i.e., both principal and non-principal investment strategies) and certain risks attendant to those investments, policies and strategies (i.e., both principal and non-principal risks of investing in the Portfolio).
In General
The Trust is an open-end management investment company that offers a selection of seven portfolios, each having distinct investment objectives and policies.
Each Portfolio other than the fixed-income portion of Alger Balanced Portfolio seeks to achieve its objectives by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Portfolios will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit-volume growth rate. In order to afford the Portfolios the flexibility to take advantage of new opportunities for investments in accordance with their investment objectives and to meet redemptions, each Portfolio may hold up to 15% of its net assets (35% of net assets, in the case of Alger Balanced Portfolio and Alger Growth & Income Portfolio) in money market instruments and repurchase agreements. This amount may be higher than that maintained by other funds with similar investment objectives.
Each of the Portfolios may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to seek to increase gains and to hedge against the risk of unfavorable price movements.
The investment strategies of Fred Alger Management, LLC , or any affiliate of Fred Alger Management, LLC, that serves as a sub-adviser to a Portfolio (“Alger Management” or the “Manager”) utilize the proprietary research of its analyst and portfolio management team to continually assess the markets and sectors it follows for attractive investment opportunities. With respect to stocks held by the Portfolios, one principle of the portfolio strategy at Alger Management is for analysts and portfolio managers to evaluate the return potential vs. risk (downside) in each stock held in a Portfolio and compare that to those, and other variables, offered by other stocks under coverage within Alger Management’s research team. Portfolio managers, together with investment analysts, at Alger Management continually seek to optimize performance of the Portfolios’ securities holdings by replacing individual stocks, or reducing or increasing their relative weighting in other Portfolios, with stocks evaluated as having better appreciation potential, or improved reward to risk opportunity, or offering the portfolio diversification or other characteristics determined to be beneficial to achieving the Portfolios’ overall objectives. The Portfolios' portfolio turnover rates may vary significantly from year to year as a result of the Portfolios' investment process.
There is no guarantee that a Portfolio’s investment objectives will be achieved.
The Portfolios will not normally engage in the trading of securities for the purposes of realizing short-term profits, but will adjust their holdings as considered advisable in view of prevailing or anticipated market conditions, and turnover will not be a limiting factor should Alger Management deem it advisable to purchase or sell securities.
A Portfolio’s turnover rate is calculated by dividing the lesser of purchases or sales of securities for the fiscal year by the monthly average of the value of the Portfolio’s securities, with obligations with less than one year to maturity excluded. A 100 percent turnover rate would occur, for example, if all included securities were replaced once during the year.

Market Risk
A Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
Common and Preferred Stocks
Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, each Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Each Portfolio may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.
Temporary Defensive and Interim Investments
When market conditions are unstable, or Alger Management believes it is otherwise appropriate to reduce holdings in stocks, the Portfolios can invest up to 100% of their assets in a variety of debt securities for defensive purposes. The Portfolios can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Portfolio shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Portfolios can buy:
•	high-quality, short-term money market instruments, including those issued by the U.S. Treasury or other government agencies;
•	commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies);
•	short-term debt obligations of corporate issuers, certificates of deposit and bankers’ acceptances of domestic and foreign banks and savings and loan associations; and
•	repurchase agreements.
Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly and are not generally subject to significant fluctuations in principal value, and their value will be less subject to interest rate fluctuation than longer-term debt securities.

Convertible Securities
Each Portfolio may invest in convertible securities, which are debt instruments or preferred stocks that make fixed dividend or interest payments and are convertible into common stock. Generally, the market prices of convertible securities tend to reflect price changes in their underlying common stocks, but also tend to respond inversely to changes in interest rates. Convertible securities typically entail less market risk than investments in the common stock of the same issuers. Declines in their market prices are typically not as pronounced as those of their underlying common stocks. Like all fixed-income securities, convertible securities are subject to the risk of default on their issuers’ payment obligations.
U.S. Government Obligations
Each Portfolio may invest in U.S. Government securities, which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. In addition to U.S. Treasury securities, each Portfolio may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.
U.S. Government Agency Securities
These securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association (“FNMA”), Government National Mortgage Association (“GNMA”), Federal Home Loan Bank, Federal Land Bank, Farmers Home Administration, Bank for Cooperatives, Federal Intermediate Credit Bank, Federal Financing Bank, Federal Farm Credit System, the Small Business Administration, Federal Housing Administration, and Maritime Administration. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.
Bank Obligations
These are certificates of deposit, bankers’ acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.
The Portfolios will not invest in any debt security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $250,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation; and (ii) in the case of foreign banks, the security is, in the opinion of Alger Management, of an investment quality comparable to other debt securities which may be purchased by the Portfolios. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.
Foreign Bank Obligations
Investments by the Portfolios in foreign bank obligations and obligations of foreign branches of domestic banks present certain risks, including the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might affect adversely the payment of principal and interest on these obligations. In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and record-keeping standards.

Short-Term Corporate Debt Securities
These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.
Commercial Paper
These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.
Mortgage-Backed Securities
The Alger Balanced Portfolio may invest in mortgage-backed securities that are Agency Pass-Through Certificates, private mortgage pass-through securities or collateralized mortgage obligations (“CMOs”), as described below.
Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by GNMA, FNMA or Federal Home Loan Mortgage Commission (“FHLMC”). GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.
FNMA is a federally chartered and privately owned corporation organized and existing under federal law. FNMA has been placed into conservatorship of the Federal Housing Finance Agency (“FHFA”). Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof has been obligated to finance FNMA’s operation or to assist FNMA in any other manner.
FHLMC is a federally chartered corporation organized and existing under federal law. FHLMC has been placed into conservatorship of the FHFA. Neither the United States nor any agency thereof has been obligated to finance FHLMC’s operations or to assist FHLMC in any other manner.
The mortgage loans underlying GNMA certificates are partially- or fully-guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.
The residential mortgage loans evidenced by Agency Pass-Through Certificates and upon which CMOs are based generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 30 years and provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loan receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a “due-on-sale” clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision. Private mortgage pass-through securities (“Private Pass-Throughs”) are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion.

Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.
The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the credit-worthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.
The Portfolio may invest in stripped mortgage-backed securities. Such securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.
CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and credit-worthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity’s bankruptcy.
CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. In addition, for example:
•	In a sequential-pay CMO structure, one class is entitled to receive all principal payments and pre- payments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.
•	A planned amortization class (“PAC”) of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.
•	An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.
•	As discussed above with respect to pass-through, mortgage-backed securities, an interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.
•	A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as, or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to “caps” and “floors” on adjustments to the interest rates which they bear.

•	A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a “mezzanine” class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.
It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities.
Asset-Backed Securities
The Alger Balanced Portfolio may invest in types of asset-backed securities which represent forms of consumer credit such as automobile and credit card receivables, manufactured (mobile) home loans, home improvement loans and home equity loans. Asset-backed securities are generally privately issued and pass through cash flows to investors. Interest and principal payments depend upon payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the credit-worthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.
Generally, asset-backed securities include many of the risks associated with mortgage-related securities. In general, however, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Asset-backed securities involve certain risks that are not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, including the bankruptcy laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds for repossessed collateral may not always be sufficient to support payments on these securities.
Lower-Rated Securities
The Alger Balanced Portfolio may invest up to 10% of its net assets in fixed-income securities rated below investment grade (“high-yield securities” or “junk bonds”), provided that such securities are rated in one of the two categories just below investment grade (BB and B of S&P Global Ratings, Fitch, Inc., and Dominion Bond Rating Service Limited, Ba and B of Moody’s Investors Service, Inc., bb and b of A.M. Best Company, Inc.) by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”) or, if unrated, are determined by Alger Management to be of equivalent quality. Such lower-rated securities may be subject to certain risks with respect to the issuer’s ability to make scheduled payments of principal and interest, and to greater market fluctuations. While generally providing higher coupons or interest rates than higher-quality securities, lower-quality fixed-income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of their issuers, and exhibit greater price volatility, especially during periods of economic uncertainty or change. Lower-quality fixed-income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher-quality securities, which react primarily to fluctuations in the general level of interest rates. The market for lower-rated securities is generally less liquid than the market for investment-grade fixed-income securities. It may be more difficult to sell lower-rated securities in order to meet redemption requests or respond to changes in the market.
Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis of the issuer at the time of the rating. Therefore, the rating assigned to any particular security is not necessarily a reflection on the issuer’s current financial condition or ability to make timely payments of interest and principal, which may be better or worse than the rating would indicate. In addition, the ratings by NRSROs do not necessarily reflect an assessment of the volatility of a security’s market value or liquidity. To the extent that the Portfolio invests in such securities, the achievement of its investment objective may be more dependent on Alger Management’s own credit analysis. If a security in which the Portfolio has invested is downgraded, so that it would no longer be eligible for purchase by the Portfolio, the Portfolio will not necessarily sell the security immediately; Alger Management will consider whether to retain or dispose of the security in the light of all the circumstances. See the Appendix to this SAI for a discussion of the rating categories.
Variable Rate Master Demand Notes
These are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because these notes are direct lending arrangements between the Portfolio and the issuer, they are not normally traded. Although no active secondary market may exist for these notes, the Portfolio may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Alger Management that the same criteria for issuers of commercial paper are met. In addition, when purchasing variable rate master demand notes, Alger Management will consider the earning power, cash flows and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand. In the event an issuer of a variable rate master demand note were to default on its payment obligations, the Portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.
Repurchase Agreements
Under the terms of a repurchase agreement, a Portfolio would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Portfolio’s holding period. Repurchase agreements may be seen to be loans by the Portfolio collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio’s holding period and not necessarily related to the rate of return on the underlying instrument. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. A Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the Portfolio seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or part of the income from the agreement. Alger Management, as authorized and directed by the Board of Trustees, reviews the credit worthiness of those banks, dealers and clearing corporations with which the Portfolios enter into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.
Reverse Repurchase Agreements
Reverse repurchase agreements are the same as repurchase agreements except that, in this instance, the Portfolio would assume the role of seller/borrower in the transaction. The Portfolio will maintain segregated accounts consisting of cash or liquid securities that at all times are in an amount equal to its obligations under reverse repurchase agreements. The Portfolio will invest the proceeds in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. Under the Investment Company Act of 1940, as amended (the “Act”), reverse repurchase agreements may be considered borrowings by the seller; accordingly, the Portfolio will limit its investments in reverse repurchase agreements and other borrowings to no more than one-third of its total assets.
Firm Commitment Agreements and When-Issued Purchases
Firm commitment agreements and “when-issued” purchases call for the purchase of securities at an agreed price on a specified future date and would be used, for example, when a decline in the yield of securities of a given issuer is anticipated and a more advantageous yield may be obtained by committing currently to purchase securities to be issued later. When a Portfolio purchases a security under a firm commitment agreement or on a when-issued basis it assumes the risk of any decline in value of the security occurring between the date of the agreement or purchase and the settlement date of the transaction. A Portfolio will not use these transactions for leveraging purposes and, accordingly, will segregate cash or liquid securities in an amount sufficient at all times to meet its purchase obligations under these agreements.
Warrants and Rights
Each Portfolio may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a specified amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.
Restricted and Illiquid Securities
Each Portfolio may invest in restricted securities; i.e., securities which are subject to legal or contractual restrictions on their resale. These restrictions might prevent the sale of the securities at a time when a sale would otherwise be desirable. In order to sell securities that are not registered under the federal securities laws it may be necessary for a Portfolio to bear the expense of registration. No restricted securities will be acquired if the acquisition would cause the aggregate value of all illiquid securities to exceed 15% of a Portfolio’s net assets. Each Portfolio may invest in restricted securities governed by Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Rule 144A is designed to facilitate efficient trading of unregistered securities among institutional investors. Rule 144A permits the resale to qualified institutions of restricted securities that, when issued, were not of the same class of securities listed on a U.S. securities exchange or quoted on NASDAQ. In determining the liquidity of a Rule 144A security, a Portfolio will, using information obtained after reasonable inquiry, take into account relevant market, trading, and investment-specific considerations. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolio could be adversely affected.
A Portfolio will not invest more than 15% of its net assets in “illiquid” investments, which include certain restricted securities, securities that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment and repurchase agreements with maturities of greater than seven days; however, restricted securities that are determined by the Portfolio to be liquid are not subject to this limitation.
Short Sales
Each Portfolio may sell securities “short against the box.” While a short sale is the sale of a security the Portfolio does not own, it is “against the box” if at all times when the short position is open the Portfolio owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Short sale transactions have been subject to increased regulatory scrutiny in response to recent market events, including the imposition of restrictions on short-selling certain securities and reporting requirements. Regulatory authorities may from time to time impose restrictions that adversely affect the ability to borrow certain securities in connection with short sale transactions. Regulations imposed by the SEC, and the potential for further interventions by the SEC or other regulators, may discourage or impede short selling practices due to the increased economic, regulatory, compliance and disclosure obligations or risks that they present.
Lending of Portfolio Securities
Each Portfolio may lend securities to brokers, dealers and other financial organizations. The Portfolios will not lend securities to Alger Management or its affiliates. By lending its securities, a Portfolio can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. Government securities or letters of credit are used as collateral. Each Portfolio will adhere to the following conditions whenever its securities are loaned: (a) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the loaned securities including accrued interest exceeds the value of the collateral; (c) the Portfolio must be able to terminate the loan at any time; (d) the

Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities.
A Portfolio bears a risk of loss in the event that the other party to a securities loan transaction defaults on its obligations and the Portfolio is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Portfolio seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction.
Smaller Capitalization Companies
Investing in smaller, newer issuers generally involves greater risk than investing in larger, more established issuers. Such companies, in which Alger Weatherbie Specialized Growth Portfolio and Alger Small Cap Growth Portfolio are likely to invest, may have limited product lines, markets or financial resources and may lack management depth. The securities of such companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.
Foreign Securities
Each Portfolio may invest up to 20% of the value of its total assets in foreign securities. Foreign securities may include companies (i) that are organized under the laws of a foreign country; (ii) whose securities are primarily listed in a foreign country; or (iii) that have a majority of their assets, or derive more than 50% of their revenue or profits from businesses, investments, or sales, outside the U.S. Foreign securities investments may be affected by changes in currency exchange rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealing among nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Portfolio by domestic corporations. It should be noted that there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be more volatile and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on a foreign exchange may be held in custody by a foreign branch of a domestic bank.
The risks associated with investing in foreign securities are often heightened for investments in emerging markets countries. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Portfolio’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. A Portfolio’s purchase and sale of portfolio securities in certain emerging markets countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Portfolio, Alger Management and its affiliates and its clients and other service providers. The Portfolio may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on a Portfolio’s performance and may adversely affect the liquidity of the Portfolio’s investment to the extent that it invests in certain emerging market countries. In addition, some emerging markets countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging markets countries’ currencies may not be internationally traded. Certain of these currencies have experienced volatility relative to the U.S. dollar. If a Portfolio does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Portfolio’s net asset value will be adversely affected. If the Portfolio hedges the U.S. dollar value of securities it owns denominated in currencies that increase in value, the Portfolio will not benefit from the hedge it purchased, and will lose the amount it paid for the hedge. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.
Each Portfolio may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, “ADRs”) and Global Depositary Receipts and Global Depositary Shares (collectively, “GDRs”) and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.
These securities will generally be purchased through “sponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.
Foreign Debt Securities
(Alger Balanced Portfolio)
The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries’ fixed-income markets historically has reflected wide variations relating to the unique characteristics of the country’s economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.
The foreign government securities in which the Portfolio may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.
Foreign government securities also include debt securities of “quasi-governmental agencies” and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers.
Derivative Transactions
Each Portfolio may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivative instruments the Portfolios may use include, but are not limited to options contracts, futures contracts, and options on futures contracts. Derivatives may provide a cheaper, quicker or more specifically focused way for a Portfolio to invest than “traditional” securities would. Alger Management, however, may decide not to employ some or all of these strategies for a Portfolio and there is no assurance that any derivatives strategy used by a Portfolio will succeed. The SEC has proposed a new Rule 18f-4 that, among other matters, would place limits on the use of derivatives by registered investment companies, such as the Portfolios. If the rule were to be adopted in the form proposed, a Portfolio's derivatives transactions may, depending upon the circumstances, be subject to additional oversight and regulatory requirements.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio’s performance.
If a Portfolio invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio’s return or result in a loss. A Portfolio also could experience losses if its derivatives were poorly correlated with the underlying instruments or the Portfolio’s other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.
Each Portfolio, as permitted, may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio’s investment objective and legally permissible for the Portfolio. Before a Portfolio enters into such transactions or makes any such investment, the Portfolio will provide appropriate disclosure in its Prospectus or this SAI.
The Manager has claimed exclusion from the definition of a commodity pool operator under the Commodity Exchange Act and is not subject to registration or regulation as a commodity pool operator.
Options
Each Portfolio may buy and sell (write) exchange listed options in order to obtain additional return or to hedge the value of its portfolio. Hedging transactions are intended to reduce the risk of price fluctuations. A Portfolio may write an option on a security only if the option is “covered.” Although the Portfolios will in any event generally not purchase or write options that appear to lack an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. A Portfolio will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Portfolio’s total assets, although no more than 5% will be committed to transactions entered into for non-hedging purposes.
A call option on a security is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option on a security is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period.
A call option written by a Portfolio on a security is “covered” if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account. A put option written by a Portfolio is “covered” if the Portfolio maintains cash or liquid securities with a value equal to the exercise price in a segregated account, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.
If a Portfolio has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction. Similarly, if a Portfolio is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that a closing purchase or sale transaction can be effected when a Portfolio so desires.
A Portfolio would realize a profit from a closing transaction if the price of the transaction were less than the premium received from writing the option or more than the premium paid to purchase the option; the Portfolio would realize a loss from a closing transaction if the price of the transaction were more than the premium received from writing the option or less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.
An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in a particular option so that the Portfolio would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the option. If a Portfolio, as a covered call option writer, were unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expired or it delivered the underlying security upon exercise or otherwise cover the position.
In addition to options on securities, the Portfolios may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Portfolio would be obligated, in return for the premium received, to make delivery of this amount. A Portfolio could offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it could let the option expire unexercised.
Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolios would not purchase these options unless Alger Management were satisfied with the development, depth and liquidity of the market and Alger Management believed the options could be closed out.
Price movements in a Portfolio’s securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend, in part, on the ability of Alger Management to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, Alger Management might be forced to liquidate portfolio securities to meet settlement obligations.
Although Alger Management will attempt to take appropriate measures to minimize the risks relating to any trading by the Portfolios in put and call options, there can be no assurance that a Portfolio will succeed in any option-trading program it undertakes.
Stock Index Futures and Options on Stock Index Futures
If a Portfolio utilizes these investments, it will do so only for hedging, not speculative, purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Portfolio, as seller, to deliver to the buyer the net cash amount called for in the contract at a specified future time. Put options on futures might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices and securities index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indexes that are permitted investments, a Portfolio would purchase and sell futures contracts on the stock index for which it could obtain the best price with considerations also given to liquidity. While incidental to its securities activities, a Portfolio may use index futures as a substitute for a comparable market position in the underlying securities, although it has not invested in index futures in the past.
The risk of imperfect correlation will increase as the composition of a Portfolio varies from the composition of the stock index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, the Portfolio may, if it uses a hedging strategy, buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such “over-hedging” or “under-hedging” may adversely affect the Portfolio’s net investment results if market movements are not as anticipated when the hedge is established.
An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price during the term of the option. A Portfolio would sell options on stock index futures contracts only as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions could be effected or that there would be correlation between price movements in the options on stock index futures and price movements in the Portfolio’s securities which were the subject of the hedge. In addition, the Portfolio’s purchase of such options would be based upon predictions as to anticipated market trends, which could prove to be inaccurate.
A Portfolio’s use, if any, of stock index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into, if at all, only for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on stock index futures involves payment of a premium for the option without any further obligation on the part of the Portfolio. If a Portfolio were to exercise an option on a futures contract it would be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, or that delivery will occur.
A Portfolio will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Portfolio’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.
Borrowing
Each Portfolio may borrow from banks for temporary or emergency purposes. In addition, Alger Capital Appreciation Portfolio and Alger Weatherbie Specialized Growth Portfolio may borrow money from banks and use it to purchase additional securities. This borrowing is known as leveraging. Leveraging increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the cost of borrowing, including interest paid on the borrowing, the net asset value of the Portfolio’s shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the net asset value of the Portfolio’s shares will decrease faster than would otherwise be the case. A Portfolio is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of its borrowings. Maintaining asset coverage of 300% means that the Portfolio’s liabilities may comprise up to a third of its assets. For example, if the Portfolio had $100 in total assets, and the Portfolio borrowed $50, the Portfolio’s total assets would be $150, and its liabilities would be $50. The Portfolio would have 300% asset coverage. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Portfolio’s securities. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
Interfund Loans
The SEC has granted an exemption permitting the funds advised by Alger Management to participate in an interfund lending program. This program allows the funds to borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each Portfolio may lend uninvested cash in an amount up to 15% of its net assets to other funds, and each Portfolio may borrow in an amount up to 10% of its net assets from other funds. If a Portfolio has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the Portfolio’s total assets, such Portfolio will secure all of its loans from other funds. The ability of the Portfolio to lend cash to or borrow cash from other funds is subject to certain other terms and conditions. The Trust’s Board of Trustees is responsible for overseeing the Trust’s participation in the interfund lending program.
Exchange-Traded Funds
To the extent otherwise consistent with its investment policies and applicable law, each Portfolio may invest in “exchange-traded funds” (“ETFs”), registered investment companies whose shares are listed on a national stock exchange. ETFs, which may be unit investment trusts or open-end management investment companies, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs thus provide another means, in addition to futures and options on indexes, of creating or hedging securities index exposure in a Portfolio’s investment strategies. ETFs are listed on exchanges and trade in the secondary market on a per-share basis.
The values of ETFs are subject to change as the values of their respective component securities or commodities fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs held by a Portfolio. Similarly, investments in ETFs that are designed to correspond to commodity returns involve certain inherent risks generally associated with investment in commodities. Moreover, investments in ETFs may not exactly match the performance of a direct investment in the respective indexes to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities. When a Portfolio invests in an ETF, in addition to the investment advisory fee the investor pays to the Portfolio, the Portfolio pays a management fee with respect to the assets invested in the ETF.
Registered Funds
The Act currently limits a Portfolio’s investment in securities issued by registered funds (including exchange-traded funds described below), subject to certain exceptions, to: (1) 3% of the total voting stock of any one fund; (2) 5% of the Portfolio’s total assets with respect to any one fund; and (3) 10% of the Portfolio’s total assets in the aggregate. However, pursuant to exemptions in the Act and in rules thereunder, a Portfolio may invest in other Alger-sponsored funds in excess of these limits. As a shareholder of another fund, a Portfolio would bear, along with other shareholders, its pro rata portion of the other fund’s expenses in addition to the fees and other expenses that the fund bears directly in connection with its own operations. Alger Management intends, however, to waive the Portfolio’s management fee in an amount corresponding to the management fee borne by the Portfolio as an investor in any underlying Alger fund.

Master Limited Partnerships
Each Portfolio may invest in Master Limited Partnerships (“MLP”). An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. MLPs generally have two classes of owners, the general partner and limited partners. The general partner typically controls the partnership’s operations and management. The Portfolios may purchase publicly traded common units issued to limited partners of MLPs. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded stock. MLP income is generally not subject to entity-level tax; rather, its income, gain or losses pass through to common unitholders. The value of an MLP generally fluctuates predominantly based on prevailing market conditions and the success of the MLP. Investments held by MLPs may be relatively illiquid, and MLPs themselves may trade infrequently and in limited volume. MLPs involve the risks related to their underlying assets, and risks associated with pooled investment vehicles.
Venture Capital and Private Equity Investments
A Portfolio may identify investment opportunities that are not yet available in the public markets and that are accessible only through private equity investments. To capitalize on such opportunities, the Portfolio may invest in venture capital or private equity funds, direct private equity investments and other investments that Alger Management determines to have limited liquidity (“Special Investment Opportunities”). There may be no trading market for Special Investment Opportunities, and the sale or transfer of such securities may be limited or prohibited by contract or legal requirements, or may be dependent on an exit strategy, such as an IPO or the sale of a business, which may not occur, or may be dependent on managerial assistance provided by other investors and their willingness to provide additional financial support. Positions in Special Investment Opportunities may be able to be liquidated, if at all, only at disadvantageous prices. As a result, a Portfolio that holds such positions may be required to do so for several years, if not longer, regardless of adverse price movements. Investment in Special Investment Opportunities may cause a Portfolio to be less liquid than would otherwise be the case.
Cyber Security Risk
With the increasing use of the internet and technology in connection with Portfolio operations, the Portfolios and their service providers are susceptible to greater operational and information security risks through breaches of cyber security. Cyber security breaches include stealing or corrupting data maintained online or digitally, “denial of service” attacks on websites, the unauthorized monitoring, misuse, loss, destruction or corruption of confidential information, unauthorized access to systems, compromises to networks or devices that the Portfolios and their service providers use to service Portfolio operations, and operational disruption or failures in the physical infrastructure or operating systems that support the Portfolios and their service providers. Cyber security breaches affecting a Portfolio or any of the Portfolios’ intermediaries or service providers may adversely impact the Portfolio and its shareholders, potentially resulting in financial losses or the inability of Portfolio shareholders to transact business. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact a Portfolio’s ability to calculate NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Portfolios to regulatory fines or financial losses and/or cause reputational damage. The Portfolios may also incur additional costs for cyber security risk management programs designed to mitigate or prevent the risk of cyber security breaches. Such costs may be ongoing because threats of cyber attacks are constantly evolving. Issuers of securities in which the Portfolios invest are also subject to similar cyber security risks, which could result in material adverse consequences for such issuers, and may cause the Portfolios’ investments in such companies to lose value. There can be no assurance that the Portfolios or their service providers, or the issuers of the securities in which the Portfolios invest, will not suffer losses relating to cyber security breaches in the future.
Investment Restrictions
The investment restrictions numbered 1 through 8 below have been adopted by each of the Portfolios as fundamental policies. Under the Act, a “fundamental” policy may not be changed without the vote of a “majority of the outstanding voting securities” of the Portfolio, which is defined in the Act as the lesser of (a) 67% or more of the shares of the Portfolio present at a Portfolio meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio. Each of the Portfolios’ investment objectives is a non-fundamental policy, which may be changed by the Board of Trustees at any time.

For each Portfolio:
1.  Except as otherwise permitted by the Act (which currently limits borrowing to no more than 33 1⁄3% of the value of the Portfolio’s total assets), or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Portfolio may not borrow money.
2.  Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Portfolio may not act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities.
3.  Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Portfolio may not lend any securities or make loans to others. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Portfolio.
4.  Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Portfolio may not issue any senior security (as such term is defined in Section 18(f) of the Act), except insofar as the Portfolio may be deemed to have issued a senior security by reason of borrowing money in accordance with the Portfolio’s borrowing policies. For purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of senior security.
5.  Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Portfolio may not purchase, hold or deal in real estate, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.
6.  Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Portfolio may not invest in physical commodities or physical commodities contracts, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.
7.  Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Portfolio may not invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.
8.  Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Portfolio may not (a) invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Portfolio’s total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities and securities of other investment companies may be purchased, without regard to any such limitation, nor (b) hold more than 10% of the outstanding voting securities of any single issuer (this restriction in clause (b) applies only with respect to 75% of the Portfolio’s total assets).
Except in the case of the percentage limitation set forth in Investment Restriction No. 1 and as may be otherwise stated, the percentage limitations contained in the foregoing restrictions and in the Portfolio’s other investment policies apply at the time of the purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Portfolio’s assets will not constitute a violation of the restriction. With respect to the percentage limitation set forth in Investment Restriction No. 1, however, if borrowings exceed 33 1⁄3% of the value of the Portfolio’s total assets as a result of a change in values or assets, the Portfolio shall take steps to reduce such borrowings within three days (not including Sundays and holidays) thereafter at least to the extent of such excess.
Portfolio Transactions

Decisions to buy and sell securities and other financial instruments for a Portfolio are made by Alger Management, which also is responsible for placing these transactions, subject to the overall review of the Trust’s Board of Trustees. Although investment requirements for each Portfolio are reviewed independently from those of the other accounts managed by Alger Management and those of the other Portfolios, investments of the type the Portfolios may make also may be made by these other accounts or Portfolios. When a Portfolio and one or more other Portfolios or other accounts managed by Alger Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Alger Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by a Portfolio or the size of the position obtained or disposed of by a Portfolio.
Transactions in equity securities are in most cases effected on U.S. and foreign stock exchanges or in over-the-counter markets and involve the payment of negotiated brokerage commissions. Where there is no stated commission, as in the case of certain securities traded in the over-the-counter markets, the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.
In Alger Management’s view, companies are organic entities that continuously undergo changes in response to, among other things, economic, market, environmental, technological, political and managerial factors. Generally, securities will be purchased for capital appreciation. As a result, the Portfolios may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable. Moreover, it is Alger Management’s philosophy to pursue each Portfolio’s investment objective by managing the Portfolios actively, which may result in high portfolio turnover. The portfolio turnover rate for each Portfolio is included in the Portfolio’s summary prospectuses as well as the financial highlights section of the Portfolio’s prospectuses. Increased portfolio turnover will have the effect of increasing a Portfolio’s brokerage and custodial expenses.
To the extent consistent with applicable provisions of the Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Trust’s Board of Trustees has determined that portfolio transactions will generally be executed through Fred Alger & Company, LLC (“Alger LLC”), a registered broker-dealer, if, in the judgment of Alger Management, the use of Alger LLC is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger LLC charges the Portfolio involved a rate consistent with that which other broker-dealers charge to comparable unaffiliated customers in similar transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Portfolio except pursuant to exemptive rules or orders adopted by the SEC.
In selecting brokers or dealers to execute portfolio transactions on behalf of a Portfolio, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), provided to the Portfolio involved, the other Portfolios and/or other accounts over which Alger Management or its affiliates exercise investment discretion to the extent permitted by law. Weatherbie (as defined below) is included in definition of “Alger Management,” but

Weatherbie does not have an agreement with the Portfolio. The Board of Trustees will periodically review the commissions paid by the Portfolios to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the Portfolios.
Alger LLC does not engage in principal transactions with the Portfolio and, accordingly, received no compensation in connection with securities purchased or sold in that manner, which include certain securities traded in the over-the-counter markets, money market investments and most debt securities.
During the fiscal years ended December 31, 2017, 2018, and 2019, the Portfolios paid commissions in connection with portfolio transactions as follows:
	Broker Commissions Paid for 2017
		Paid to Alger LLC			Soft Dollar Transactions
	Total Paid by the Portfolio	Dollar Amount Paid to Alger LLC	% of Brokerage Commissions Paid to Alger LLC	% of Dollar Amount of Transactions Effected through Alger LLC	Value of Transactions	Commissions
Alger Capital Appreciation Portfolio	$ 328,331	$ 54,808	17%	16%	$231,892,254	$113,567
Alger Large Cap Growth Portfolio	579,482	117,005	20%	13%	434,044,054	213,505
Alger Mid Cap Growth Portfolio	170,345	33,159	19%	19%	87,992,741	59,322
Alger Weatherbie Specialized Growth Portfolio*	22,833	753	3%	6%	1,020,280	794
Alger Small Cap Growth Portfolio	88,417	4,858	5%	6%	27,816,108	29,804
Alger Growth & Income Portfolio	4,550	1,260	28%	23%	1,488,205	1,021
Alger Balanced Portfolio	17,690	4,219	24%	15%	1,796,619	1,326
	$1,211,648	$216,062	18%	14%	$786,050,261	$419,339

	Broker Commissions Paid for 2018
		Paid to Alger LLC			Soft Dollar Transactions
	Total Paid by the Portfolio	Dollar Amount Paid to Alger LLC	% of Brokerage Commissions Paid to Alger LLC	% of Dollar Amount of Transactions Effected through Alger LLC	Value of Transactions	Commissions
Alger Capital Appreciation Portfolio	$263,543	$ 55,334	21%	19%	$246,823,972	$ 91,990
Alger Large Cap Growth Portfolio	396,636	55,026	14%	11%	354,968,339	136,833
Alger Mid Cap Growth Portfolio	212,809	35,309	17%	15%	100,193,351	57,213
Alger Weatherbie Specialized Growth Portfolio*	5,619	-	0%	0%	4,070,409	2,932
Alger Small Cap Growth Portfolio	105,911	20,623	19%	18%	25,789,643	26,663
Alger Growth & Income Portfolio	6,441	874	14%	10%	7,224,887	3,776
Alger Balanced Portfolio	4,200	682	16%	12%	3,407,299	1,920
	$995,159	$167,848	17%	14%	$742,477,900	$321,327

	Broker Commissions Paid for 2019
		Paid to Alger LLC			Soft Dollar Transactions
	Total Paid by the Portfolio	Dollar Amount Paid to Alger LLC	% of Brokerage Commissions Paid to Alger LLC	% of Dollar Amount of Transactions Effected through Alger LLC	Value of Transactions	Commissions
Alger Capital Appreciation Portfolio	$233,717	$ 48,751	21%	21%	$207,328,001	$ 69,409
Alger Large Cap Growth Portfolio	285,832	58,057	20%	18%	291,957,095	98,613
Alger Mid Cap Growth Portfolio	310,005	48,880	16%	15%	118,152,749	78,485
Alger Weatherbie Specialized Growth Portfolio*	1,384	-	0%	0%	1,394,079	1,005
Alger Small Cap Growth Portfolio	94,575	13,453	14%	14%	22,655,137	28,682
Alger Growth & Income Portfolio	4,048	6	0%	0%	1,294,857	1,011
Alger Balanced Portfolio	3,256	5	0%	0%	1,139,468	902
	$932,817	$169,152	18%	18%	$643,921,386	$278,107

*	Alger SMid Cap Growth Portfolio became Alger SMid Cap Focus Portfolio on August 30, 2017, and on October 30, 2019 became Alger Weatherbie Specialized Growth Portfolio.
As of December 31, 2019, Alger Small Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, and Alger Weatherbie Specialized Growth Portfolio did not hold securities of their regular brokers or dealers (as defined in Rule 10b-1 under the Act). As of December 31, 2019, Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Growth & Income, and Alger Balanced Portfolio held securities of their regular brokers or dealers as follows:
Alger Capital Appreciation Portfolio	Dollar Value of Securities Owned
J.P. Morgan Chase & Co., Inc.	$2,859,512
Morgan Stanley	$3,008,565

Alger Large Cap Growth Portfolio	Dollar Value of Securities Owned
Goldman Sachs Group, Inc.	$2,004,070
J.P. Morgan Chase & Co., Inc.	$2,057,683
Morgan Stanley	$1,998,332

Alger Growth & Income Portfolio	Dollar Value of Securities Owned
J.P. Morgan Chase & Co., Inc.	$1,491,859
Morgan Stanley	$ 645,492
Wells Fargo & Co.	$ 302,410

Alger Balanced Portfolio	Dollar Value of Securities Owned
J.P. Morgan Chase & Co., Inc.	$1,450,457
Morgan Stanley	$ 629,952
Wells Fargo & Company	$1,336,892
Disclosure of Portfolio Holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the Portfolio’s securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Portfolios.
Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios' shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios) are acceptable.

The Portfolios make their full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters as an exhibit to their regulatory filings on Form N-PORT. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Portfolios' shares fiscal quarter.
In addition, the Portfolios make publicly available their respective month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.
In accordance with the foregoing, the Portfolios provide portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. This agreement must be approved by the Portfolios’ Chief Compliance Officer.
The Board of Trustees periodically reviews a report disclosing the third parties to whom each Portfolio’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Portfolio and its shareholders.
In addition to material the Portfolios routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of a Portfolio’s portfolio versus an index (such as P/E (or price to book) ratio), EPS forecasts, alpha, beta, capture ratio, maximum drawdown, standard deviation, Sharpe ratio, information ratio, and market cap analysis), security specific impact on overall portfolio performance, return on equity statistics, geographic analysis, number of holdings, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Portfolios at (800) 992-3863 to obtain such information.
Each Portfolio provides its portfolio holdings on a daily basis, with no lag, to each of Abel Noser, Bloomberg, Factset, Security Class Action Services, LLC, Lipper, S&P Global Inc., Thomson Reuters, and Zacks Research. Each Portfolio provides has ongoing arrangements to provide its portfolio holdings to Callan Associates, Epiq eDiscovery Solutions, Inc., ICE Data Services, InsiderScore, Mercer Investment Consulting, Morningstar, Oppenheimer, RBC Capital Markets, Renaissance Macro, Seismic, Synergy Capital Management, and Wilshire. Neither a Portfolio nor any other person is directly compensated for such disclosure, although certain persons receiving such disclosure may be investors in one or more Portfolios and may therefore be subject to fees applicable to all shareholders. Alger Management also manages accounts for individuals and institutions. Holders of these accounts may own many of the same securities as a Portfolio, and therefore may be generally aware of the portfolio holdings of a Portfolio.
Net Asset Value

The price of one share of a class is its “net asset value.” Net asset value is computed by adding the value of the Portfolio’s investments plus cash and other assets allocable to the class, deducting applicable liabilities and then dividing the result by the number of shares of the class outstanding. Shares of two classes of a Portfolio may differ in net asset value. Net asset value is calculated as of the close of business (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open.
The NYSE is generally open on each Monday through Friday, except New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
The assets of the Portfolios are generally valued on the basis of market quotations. Securities for which such information is readily available are valued at the last reported sales price or the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, securities are valued at a price within the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued may be used. Other investments and other assets, including restricted securities and securities for which market quotations are not readily available, are valued at fair value under procedures approved by the Board of Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, as described below, which constitutes fair value as determined by the Board of Trustees. Securities in which the Portfolios invest may be traded in markets that close before the close of the NYSE (normally 4:00 p.m. eastern time). Developments that occur between the close of these markets (generally foreign markets) and the close of the NYSE may result in adjustments to the closing prices to reflect what the investment manager, pursuant to policies established by the Board of Trustees, believes to be fair values of these securities as of the close of the NYSE. The Portfolios may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolios are open.
Valuations of money market instruments with maturities of 60 days or less held by the Portfolios are based on their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument.
Purchases and Redemptions

Shares of the Portfolios are offered by the Trust on a continuous basis to separate accounts of certain life insurance companies (“Participating Insurance Companies”) and to Plans. Shares are distributed by Alger LLC as principal underwriter for the Portfolios pursuant to a distribution agreement (the “Distribution Agreement”) which provides that Alger LLC accepts orders for shares at net asset value and no sales commission or load is charged.
The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectuses describing the VA contracts and VLI policies issued by the Participating Insurance Companies) to be effected on that day pursuant to VA contracts and VLI policies. Plan trustees purchase and redeem Portfolio shares. Plan participants cannot contact the Trust directly to purchase shares of the Portfolios but may invest in shares of the Portfolios only through their Plan. The Portfolios do not assess any fees, either when they sell or when they redeem their shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA contracts or VLI policies. These fees should be described in the Participating Insurance Companies’ prospectuses. Any charges assessed by the Plans should be described in the Plan documents. Participants should contact their Plan sponsor for information concerning the appropriate procedure for investing in the Portfolios.
The Trust may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the NYSE is closed other than customary weekend and holiday closings or during which trading on the NYSE is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the shareholders of the Portfolios; or (iv) at any other time when the Portfolios may, under applicable laws and regulations, suspend payment on the redemption of its shares.
Payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees has adopted procedures which provide that if the Board determines that it would be detrimental to the best interest of the remaining shareholders of a Portfolio to make payment of a redemption order wholly in cash, the Portfolio may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. The Trust has elected to be governed by Rule 18f-1 under the Act, pursuant to which a Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Portfolio, during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Portfolio uses to value its portfolio securities and such valuation will be made as of the time the redemption price is determined.

Distribution Plan
Under a distribution plan (the “Plan”) adopted in accordance with Rule 12b-1 under the Act, each Portfolio that offers Class S shares may pay Alger LLC a fee, at an annual rate of up to 0.25% of the average daily net assets of the Portfolio allocable to Class S shares of the Portfolio, if any, primarily for remittance to Participating Insurance Companies and qualified plan service providers as compensation for distribution assistance and shareholder services with respect to Class S shares. The Plan is a “compensation” type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets allocable to the Class S shares of a Portfolio for recordkeeping and administrative services as well as activities that are primarily intended to result in sales of Class S shares of the Portfolio, including but not limited to preparing, printing and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to prospective and existing contract owners and plan participants; compensating agents; responding to inquiries by contract owners and plan participants; receiving and answering correspondence; contract owner and participant-level recordkeeping and administrative services; and similar activities. The Trustees unanimously approved the Plan on February 5, 2002, and it became effective on May 1, 2002. The Plan and any related agreement that is entered into by the Portfoio in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees and of a majority of the Trustees who are not interested persons (as defined in the Act) of the Portfolio and who have no direct or indirect financial interest in the operation of the Plan or any related agreements (“Independent Trustees”). All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the Independent Trustees, at a meeting called for that purpose. The Plan may not be amended to increase materially the amount to be spent with respect to a Portfolio without the approval of the Class S shareholders of the Portfolio. In addition, the Plan may be terminated with respect to any Portfolio at any time, without penalty, by vote of a majority of the outstanding Class S shares of the Portfolio or by vote of a majority of the Independent Trustees.
Alger LLC’s selling expenses during the fiscal year ended December 31, 2019, were as follows for the Portfolios:
The Alger Portfolios — Class S Shares
	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio	Alger Mid Cap Growth Portfolio	Total
Advertising & Promotion	$ 3,040	$ 252	$ 230	$ 3,522
Compensation to Dealers	113,624	9,779	7,974	131,377
Compensation to Sales Personnel	10,300	859	773	11,932
Printing	482	40	36	558
Total Selling Expenses	$127,446	$10,930	$9,013	$147,389
Participating Insurance Companies and Plans

The Trust currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising from the fact that the interests of the holders of VA contracts and VLI policies may differ, that the Participating Insurance Companies may not be affiliated with each other or that the Portfolios may offer their shares to Plans. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise due to differences of tax treatment or other considerations, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Participating Insurance Company separate accounts or Plans might withdraw their investment in a Portfolio, which might cause the Portfolio to sell portfolio securities at disadvantageous prices, and orderly portfolio management could be disrupted to the potential detriment of the VA contract and VLI policy holders or Plan participants. The VA contracts and VLI policies are described in the separate prospectuses issued by the Participating Insurance Companies, and the Plans are described in the Plan documents made available by the Plan sponsors. The Trust assumes no responsibility for such prospectuses or plan documents.
Tax qualified plans may also invest in the Portfolios. The Trust assumes no responsibility for confirming the tax status of shareholders, or their effect on the tax status of other Portfolio shareholders.

Management

Trustees and Officers of the Trust
The Trust is governed by a Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law.
The Board of Trustees has two standing committees, the Audit Committee and the Nominating Committee. The Audit Committee oversees (a) the Portfolios’ accounting and financial reporting policies and practices and its internal controls and (b) the quality and objectivity of the Portfolios’ financial statements and the independent audit thereof. The members of the Audit Committee are Stephen E. O’Neil, Nathan E. Saint-Amand and Charles F. Baird, Jr. The Audit Committee met 5 times during the Trust’s last fiscal year. The functions of the Nominating Committee are, among other things, to select and nominate all candidates for election who are Independent Trustees to the Trust’s Board and to conduct the self-assessment of the Board and Committee structure. The Nominating Committee, which met once during the Portfolios’ last fiscal year, is composed of all the Independent Trustees.
While the Nominating Committee expects to be able to identify a sufficient number of qualified candidates on its own, it will consider nominations from shareholders that are submitted in writing to the Secretary of the Fund, c/o Fred Alger Management, LLC, 360 Park Avenue South, New York, New York 10010. Any submission should include the following information as to each individual proposed for election or re-election as Trustee: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Portfolios that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an “interested person” (as defined in the Act) of the Trust, and information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in a solicitation of proxies for election of Trustees of a registered investment company in an election contest pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such individual’s written consent to being named in a proxy statement as a nominee and to serving as a Trustee (if elected)). Any such submission must also be submitted by such date and contain such information as may be specified in the Portfolios' By-laws.
Board’s Oversight Role in Management
The Board’s role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Manager, have responsibility for the day-to-day management of the Portfolios, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, liquidity risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager’s Chief Investment Officer (or a senior representative of his office), the Trust’s and the Manager’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee (which consists of three Independent Trustees) meets during its scheduled meetings, and between meetings the Audit Committee chair maintains contact, with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Manager regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. The Board also receives reports from counsel to the Trust or counsel to the Manager and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. In accordance with Rule 22e-4 under the Act, the Board approved a liquidity risk management program (the “LRMP”), which provides the framework for evaluating the liquidity of the Portfolios' investments. The Board, including a majority of the Independent Trustees, appointed the Manager as the administrator of the LRMP, and will review, no less frequently than annually, a written report prepared by the Manager that addresses the operation of the program and assesses its adequacy and effectiveness of implementation. The Manager administers the LRMP through a Liquidity Risk Committee (the “Committee”) that is chaired by the Trust’s Chief Compliance Officer. Under the LRMP, the Committee assesses, manages, and periodically reviews each Portfolio’s liquidity risk and classifies each investment held by a Portfolio as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Board’s oversight role does not make the Board a guarantor of a Portfolio’s investments or activities.
Board Composition and Leadership Structure
The Act requires that at least 40% of a fund’s Trustees not be “interested persons” (as defined in the Act) of the fund and as such not be affiliated with the Manager. To rely on certain exemptive rules under the Act, a majority of a fund’s Trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, 83% of the Trust’s Trustees, including the Chairman of the Board, are Independent Trustees. The Chairman of the Board chairs meetings and executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas, represents the views of the Independent Trustees to management and facilitates communication among the Independent Trustees and their counsel. The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Manager, is appropriate in light of the services that the Manager provides to the Trust and potential conflicts of interest that could arise from this relationship.
Trustees of the Trust, together with information as to their positions with the Trust, and principal occupations, are shown below.
Name, (Year of Birth), and Address(1)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Alger Fund Complex(3) which are Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustee(2):
Hilary M. Alger (1961)	Trustee since 2007	Fundraising Consultant since 2015, Schultz & Williams; Trustee since 2013, Pennsylvania Ballet; School Committee Member since 2017, Germantown Friends School.	27	Board of Directors, Alger Associates, Inc.; Director of Target Margin Theater
Non-Interested Trustees:
Charles F. Baird, Jr. (1953)	Trustee since 2007	Managing Director of North Castle Partners, (private equity securities group).	27
Roger P. Cheever (1945)	Trustee since 2007	Associate Vice President for Principal Gifts since 2008, Harvard University.	27	Board of Directors, Alger SICAV Fund
Stephen E. O’Neil (1932)	Trustee since 1988	Retired.	27
David Rosenberg (1962)	Trustee since 2007	Associate Professor of Law since August 2000, Zicklin School of Business, Baruch College, City University of New York.	27
Nathan E. Saint-Amand M.D. (1938)	Trustee since 1988	Medical doctor in private practice since 1970; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988.	27

(1)	The address of each Trustee is c/o Fred Alger Management, LLC, 360 Park Avenue South, New York, NY 10010.
(2)	Ms. Alger is an “interested person” (as defined in the Act) of the Portfolios by virtue of her ownership control of Alger Associates, Inc. (“Alger Associates”), which controls Alger Management and its affiliates.
(3)	“Alger Fund Complex” refers to the Trust and the four other registered investment companies managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the Boards of Trustees of the other four registered investment companies in the Alger Fund Complex.

Information About Each Trustee’s Experience, Qualifications, Attributes or Skills
The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness. However, the Board believes that Trustees need to have the skills, experience and judgment necessary to address the issues directors of investment companies confront in fulfilling their duties to fund shareholders. These skills include the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., medicine or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Manager, and also may benefit from information provided by the Trust’s or the Manager’s counsel; both Board and Trust counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.
Each Trustee has been a Board member of the Trust and the Alger Fund Complex mutual funds since at least 2007. In addition, the following are among some of the specific experiences, qualifications, attributes or skills that each Trustee possesses (this supplements information provided in the table above), which the Board believes help the Trustees to exercise effective business judgment.
•	Hilary M. Alger — In addition to her tenure as a Board member of all of the Alger Fund Complex mutual funds (some since 2003), Ms. Alger has over 15 years experience in development for non- profit entities, and prior to that, worked as a securities analyst at Alger Management. Ms. Alger owns securities issued by, and serves on the Board of Directors of, Alger Associates.
•	Charles F. Baird, Jr. — In addition to his tenure as a Board member of all of the Alger Fund Complex mutual funds (some since 2000), and his service on the Audit Committee of the Trust, Mr. Baird has over 35 years experience as a business entrepreneur, primarily focusing on private equity securities. His extensive experience in the investment business provides in-depth knowledge of industry practices and standards.
•	Roger P. Cheever — Mr. Cheever has been the Chairman of the Board of all of the Alger Fund Complex mutual funds since 2007, and has been a Board member of some since 2000. Mr. Cheever has over 35 years of experience in the development and management of non-profit entities.
•	Stephen E. O’Neil — In addition to his tenure as a Board member of all of the Alger Fund Complex mutual funds (some since 1973), and his service as Chairman of the Audit Committee of the Trust, Mr. O’Neil has over 45 years experience as a lawyer and private investor.
•	David Rosenberg — In addition to his tenure as a Board member of all of the Alger Fund Complex mutual funds since 2007, Mr. Rosenberg has over 15 years of experience as a professor of business law.
•	Nathan E. Saint-Amand, M.D. — In addition to his tenure as a Board member of all of the Alger Fund Complex mutual funds (some since 1986), Dr. Saint-Amand has been a medical doctor for over 45 years and has served on the boards of several non-profit entities.
The officers of the Trust, their principal occupations, and other information, are shown below.

Name, (Year of Birth), Position with Trust and Address(1)	Principal Occupations	Officer Since
Officers (2):
Hal Liebes (1964) President	Executive Vice President, Chief Operating Officer (“COO”) and Secretary, Alger Management; COO and Secretary, Alger Associates, Inc. and Alger Alternative Holdings, LLC; Director, Alger SICAV, Alger International Holdings, and Alger Dynamic Return Offshore Fund; Vice President, COO, Member, and Secretary, Alger Capital, LLC and Alger Group Holdings, LLC; Executive Director and Chairman, Alger Management, Ltd.; Manager and Secretary, Weatherbie Capital, LLC and Alger Apple Real Estate LLC; Manager, Alger Partners Investors I, LLC and Alger Partners Investors KEIGF; Secretary, Alger-Weatherbie Holdings, LLC and Alger Boulder I LLC; and Director and Secretary, The Foundation for Alger Families.	2005
Tina Payne (1974) Secretary, Chief Compliance Officer	Since 2017, Senior Vice President, General Counsel, and Chief Compliance Officer (“CCO”), Alger Management; Senior Vice President, General Counsel, and Secretary, Alger LLC; CCO, Alger Management, Ltd.; Assistant Secretary, Weatherbie Capital, LLC and Alger Alternative Holdings, LLC; and since 2019, Assistant Secretary, Alger-Weatherbie Holdings, LLC. Formerly, Senior Vice President and Associate General Counsel, Cohen & Steers Capital Management, from 2007 to 2017.	2017
Michael D. Martins (1965) Treasurer, AML Compliance Officer	Senior Vice President, Alger Management.	2005
Anthony S. Caputo (1955) Assistant Treasurer	Vice President, Alger Management.	2007
Sergio M. Pavone (1961) Assistant Treasurer	Vice President, Alger Management.	2007
Mia Pillinger (1989) Assistant Secretary	Associate Counsel of Alger Management since 2020. Formerly, Associate at Willkie Farr & Gallagher, LLP, from 2016 to 2020.	2020
Rachel I. Winters (1987) Assistant Secretary	Paralegal and Compliance Officer of Alger Management since 2018. Formerly, Senior Paralegal, VanEck Associates Corporation, from 2017 to 2018 and Compliance Officer and Paralegal, Cohen & Steers Capital Management from 2014 to 2017.	2020

(1)	The address of each officer is c/o Fred Alger Management, LLC, 360 Park Avenue South, New York, NY 10010.
(2)	Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Alger Fund Complex.
No director, officer or employee of Alger Management or its affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Trust. Effective January 1, 2020, each Independent Trustee receives a fee of $134,000 per annum, paid pro rata by each portfolio in the Alger Fund Complex, plus travel expenses incurred for attending meetings. The Independent Trustee appointed as Chairman of the Board of Trustees receives an additional compensation of $20,000 per annum paid pro rata by each portfolio in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata by each portfolio in the Alger Fund Complex. Prior to January 1, 2020, each Independent Trustee received a fee of $122,000 per annum, paid pro rata by each portfolio in the Alger Fund Complex, plus travel expenses incurred for attending meetings; the Chairman of the Board of Trustees received an additional compensation of $30,000 per annum paid pro rata by each portfolio in the Alger Fund Complex; and each member of the Audit Committee received a fee of $11,000 per annum, paid pro rata by each portfolio in the Alger Fund Complex.
The Trustees and officers of the Trust are permitted to purchase shares of the Portfolios without the payment of any sales charge. Applicable sales charges are waived for these individuals because no selling effort by the Distributor, Alger LLC, is involved and in order to promote the alignment of such individuals’ economic interests with the Trust.
The Trust did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended December 31, 2019. The following table provides compensation amounts paid to current Independent Trustees for the fiscal year ended December 31, 2019.

Compensation Table
Name of Person	Aggregate Compensation from The Alger Portfolios	Total Compensation Paid to Trustee from The Alger Fund Complex
Charles F. Baird, Jr	$8,293	$133,000
Roger P. Cheever	$9,478	$152,000
Stephen E. O’Neil	$8,293	$133,000
David Rosenberg	$7,607	$122,000
Nathan E. Saint-Amand	$8,293	$133,000
The following table shows each Trustee’s beneficial ownership as of December 31, 2019, by dollar range, of equity securities of the Portfolio and of the funds in the Alger Fund Complex overseen by that Trustee. The ranges are as follows: A = none; B = $1 — $10,000; C = $10,001 — $50,000; D = $50,001 — $100,000; E = over $100,000.
None of the Independent Trustees and none of their immediate family members owns any securities issued by Alger Management, Alger LLC, or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management or Alger LLC. The table reflects Ms. Alger’s beneficial ownership of shares of the Portfolios, and of all funds in the Alger Fund Complex overseen by Ms. Alger as a Trustee, that are owned by various entities that may be deemed to be controlled by Ms. Alger. As of the fiscal year ended December 31, 2019, Trustees beneficially owned any equity securities of any Portfolio because no Trustees had invested in the type of insurance contract through which the Portfolios must be purchased.
Name of Trustee	Alger Capital Appreciation	Alger Large Cap Growth	Alger Mid Cap Growth	Alger Weatherbie Specialized Growth	Alger Small Cap Growth	Alger Growth & Income	Alger Balanced	Aggregate Dollar Range of Equity Securities of Funds Overseen by Trustee in Alger Fund Complex
Interested Trustee:
Hilary M. Alger	A	A	A	A	A	A	A	E
Independent Trustees:
Charles F. Baird, Jr.	A	A	A	A	A	A	A	E
Roger P. Cheever	A	A	A	A	A	A	A	E
Stephen E. O’Neil	A	A	A	A	A	A	A	D
David Rosenberg	A	A	A	A	A	A	A	C
Nathan E. Saint-Amand	A	A	A	A	A	A	A	A
Investment Manager
Alger Management has been in the business of providing investment advisory services since 1964 and, as of December 31, 2019, had approximately $29.1 billion in assets under management. Alger Management is indirectly owned by Alger Associates, a financial services holding company. Alger Associates and, indirectly, Alger Management are controlled by Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger, who own in the aggregate in excess of 99% of the voting rights of Alger Associates.
Alger Management serves as investment adviser to the Portfolios pursuant to a written agreement between the Trust, on behalf of the Portfolios, and Alger Management (the “Advisory Agreement”), and under the supervision of the Board of Trustees. The services provided by Alger Management under the Advisory Agreement include: making investment decisions for the Portfolios, placing orders to purchase and sell securities on behalf of the Portfolios, and selecting broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. Alger LLC may serve as each Portfolio’s broker in effecting most portfolio transactions on securities exchanges and can retain commissions in accordance with certain regulations of the SEC. Alger Management employs professional securities analysts who provide research services exclusively to the Portfolios and other accounts for which Alger Management or its affiliates serve as investment adviser or subadviser. Alger Management pays the salaries of all officers of the Trust who are employed by the Trust and Alger Management. Alger Management bears all expenses in connection with the performance of its services under the Advisory Agreement.

As compensation for its services, the Trust has agreed to pay the Manager an investment advisory fee, accrued daily and payable monthly, at the annual rates set forth below as a percentage of the average daily net asset value of the relevant Portfolio: Alger Capital Appreciation Portfolio — .81% for assets up to $2 billion, .65% for assets between $2 billion and $3 billion, .60% for assets between $3 billion and $4 billion, .55% for assets between $4 billion and $5 billion, and .45% for assets in excess of $5 billion; Alger Large Cap Growth Portfolio — .71% for assets up to $1 billion and .60% for assets in excess of $1 billion; Alger Mid Cap Growth Portfolio — .76% for assets up to $1 billion and .70% for assets in excess of $1 billion; Alger Weatherbie Specialized Growth Portfolio and Alger Small Cap Growth Portfolio — .81% for assets up to $1 billion and .75% for assets in excess of $1 billion; Alger Growth & Income Portfolio — .50%; and Alger Balanced Portfolio — .71% for assets up to $1 billion and .55% for assets in excess of $1 billion.
Additionally, with respect to Alger Weatherbie Specialized Growth Portfolio, the Manager has agreed to reimburse expenses (excluding acquired fund fees and expenses, dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses) through April 30, 2021 to the extent necessary to limit the total annual operating expenses of the Class I-2 shares of the Portfolio to 1.05% of the Class’s daily average net assets. With respect to Alger Large Cap Growth Portfolio, the Manager has contractually agreed to waive its advisory fee in an amount equal to the advisory fees earned by it on the Portfolio's investment in an affiliated investment company. This agreement will remain in effect for the life of this investment.
Alger Management pays a sub-advisory fee to Weatherbie Capital, LLC (“Weatherbie” or the “Sub-Adviser”), an affiliate of the Manager, out of its own resources at no additional charge to the Alger Weatherbie Specialized Growth Portfolio. Alger Management pays Weatherbie 70% of the advisory fee received by Alger Management from Specialized Growth Portfolio, net of any waivers. During the fiscal years ending December 31, 2017, 2018, and 2019 Alger Management paid Weatherbie $1,908, $0, and $0, respectively, under the terms of the Sub-Advisory Agreement in respect of Specialized Growth Portfolio. Weatherbie began sub-advising Specialized Growth Portfolio in 2017.
During the fiscal years listed below, Alger Management earned the following under the terms of the Advisory Agreement:
Portfolio	2019	2018	2017
Alger Capital Appreciation Portfolio	$4,031,817	$4,288,391	$4,455,772
Alger Large Cap Growth Portfolio	$1,948,884	$2,062,030	$1,865,485
Alger Mid Cap Growth Portfolio	$1,062,990	$1,095,250	$1,009,477
Alger Weatherbie Specialized Growth Portfolio*	$ 11,572	$ 45,594	$ 35,366
Alger Small Cap Growth Portfolio	$1,748,376	$1,744,389	$1,589,918
Alger Growth & Income Portfolio	$ 160,639	$ 182,150	$ 218,383
Alger Balanced Portfolio	$ 325,243	$ 327,418	$ 490,369

*	Alger SMid Cap Growth Portfolio became Alger SMid Cap Focus Portfolio on August 30, 2017, and on October 30, 2019 became Alger Weatherbie Specialized Growth Portfolio.
During the fiscal years ended December 31, 2017, 2018, and 2019, respectively, Alger Management waived and/or reimbursed the following Portfolios the respective amounts set forth in the table below, pursuant to contractual agreements to limit expenses that were substantially the same as those described above:
Portfolio	2019	2018	2017
Alger Large Cap Growth Portfolio	$ 39,025	$ 4,376	$ 0
Alger Weatherbie Specialized Growth Portfolio*	$140,050	$131,787	$102,064

*	Alger SMid Cap Growth Portfolio became Alger SMid Cap Focus Portfolio on August 30, 2017, and on October 30, 2019 became Alger Weatherbie Specialized Growth Portfolio.

Administrative Services
From time to time Alger Management or its affiliates may compensate insurance companies or their affiliates whose customers hold shares of the Portfolios for providing a variety of record-keeping, administrative, marketing and/or shareholder support services. This compensation, which may be paid at a rate of up to .45% of the net asset value of shares held by those customers, will be paid from Alger Management’s or its affiliates’ resources, and not from the assets of the Portfolios.
Pursuant to a separate administration agreement between the Trust, on behalf of the Portfolios, and Alger Management (the “Fund Administration Agreement”), Alger Management also provides administrative services to the Portfolios, including, but not limited to: providing office space, telephone, office equipment and supplies; authorizing expenditures and approving bills for payment on behalf of the Portfolios; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of each Portfolio’s investment portfolio and the publication of the net asset value of each Portfolio’s shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Portfolios, including the Portfolios' Custodian, Transfer Agent and printers; providing trading desk facilities for the Portfolios; and supervising compliance by the Portfolios with recordkeeping and periodic reporting requirements under the Act.
Alger Management’s administrative fee is .0275% of average daily net assets, and pursuant to an Accounting Agency Agreement between Brown Brothers Harriman & Co. (“BBH”) and the Portfolios, for a fee of 0.014% of the Portfolios' average daily net assets for the first $5 billion in assets and 0.0125% for assets over $5 billion, BBH provides accounting and bookkeeping services and calculation of the net asset value of the Portfolios' shares.
During the fiscal years ended December 31, 2017, 2018, and 2019, respectively, Alger Management earned under the terms of the Fund Administration Agreement, approximately:
Portfolio	2019	2018	2017
Alger Capital Appreciation Portfolio	$136,883	$145,593	$151,276
Alger Large Cap Growth Portfolio	$ 75,485	$ 79,867	$ 72,255
Alger Mid Cap Growth Portfolio	$ 38,463	$ 39,631	$ 36,527
Alger Weatherbie Specialized Growth Portfolio*	$ 393	$ 1,548	$ 1,201
Alger Small Cap Growth Portfolio	$ 59,358	$ 59,223	$ 53,979
Alger Growth & Income Portfolio	$ 8,835	$ 10,018	$ 10,266
Alger Balanced Portfolio	$ 12,597	$ 12,682	$ 18,993

*	Alger SMid Cap Growth Portfolio became Alger SMid Cap Focus Portfolio on August 30, 2017, and on October 30, 2019 became Alger Weatherbie Specialized Growth Portfolio.
Alger Management has also entered into a Shareholder Administrative Services Agreement with the Trust. The services provided and the fees paid pursuant to that agreement are discussed in the “Transfer Agent” section below.
Securities Lending
Growth & Income Portfolio participated in the Brown Brothers Harriman Global Securities Lending Program during the fiscal year ended December 31, 2019. As securities lending agent, the responsibilities of Brown Brothers Harriman & Co. (“BBH”) included lending the securities, receipt of collateral, holding and administration of collateral, maintenance of collateral margin, return of collateral, provision of statements, and adherence to operational procedures. All loans were collateralized by cash invested in a money market fund. The total fees were split between the Portfolio (75%) and BBH (25%) as lending agent.
For the fiscal year ended December 31, 2019, Growth & Income Portfolio earned $1,696 in gross income from securities lending activities, including income from cash collateral reinvestment. The borrowers paid premiums of $1,462, and were paid rebates of $155. The Portfolio paid an agency fee of $385 to BBH. The Portfolio’s net income from securities lending activities was $1,156.

Sub-Adviser
Fred Alger Management, LLC has entered into a Sub-Advisory Agreement with Weatherbie, a wholly-owned subsidiary of Alger Associates and an affiliate of Fred Alger Management, LLC. Weatherbie, subject to the supervision and approval of Fred Alger Management, LLC, provides investment management of the Alger Weatherbie Specialized Growth Portfolio’s assets.
Description of Portfolio Manager Compensation Structure
An Alger portfolio manager’s compensation generally consists of salary and an annual bonus. In addition, portfolio managers are eligible for health and retirement benefits available to all Alger employees, including a 401(k) plan sponsored by Alger Management. A portfolio manager’s base salary is typically a function of the portfolio manager’s experience (with consideration given to type, investment style and size of investment portfolios previously managed), education, industry knowledge and the individual’s performance in his or her role. Base salaries will grow over time for Alger’s superior employees, rewarding their performance and contributions to the firm.
Bonus may be a significant portion of an individual’s compensation and can vary from year to year. The annual bonus considers various factors, including:
•	the firm’s overall financial results and profitability;
•	the firm’s overall investment management performance;
•	current year’s and prior years’ pre-tax investment performance (both relative and absolute) of the portfolios for which the individual is responsible, based on the benchmark of each such portfolio;
•	qualitative assessment of an individual’s performance with respect to the firm’s investment process and standards; and
•	the individual’s leadership contribution within the firm.
While the benchmarks and peer groups used in determining a portfolio manager’s compensation may change from time to time, Alger Management may refer to benchmarks, such as those provided by Russell Investments and S&P Global Ratings, and peer groups, such as those provided by Lipper Inc. and Morningstar Inc., that are widely-recognized by the investment industry.
Alger Management has implemented a profit participation plan (“PPP”) that gives key personnel the opportunity to have equity-like participation in the long-term growth and profitability of the firm. Senior members of the firm are eligible to receive awards annually in the PPP. The PPP reinforces the portfolio managers’ commitment to generating superior investment performance for the firm’s clients. The awards are invested in Alger mutual funds and have a four-year vesting schedule. The total award earned can increase or decrease with the firm’s investment and earnings results over the four-year period.
Additionally, the Alger Partners Plan provides key investment executives with phantom equity that allows participants pro-rata rights to growth in the Firm’s book value, dividend payments and participation in any significant corporate transactions (e.g. partial sale, initial public offering, merger, etc.). The Firm does not have a limit on the overall percentage of the firm’s value it will convey through this program. Participation in this program is determined annually.

Other Accounts Managed by Portfolio Managers
The numbers and assets of other accounts managed by the portfolio managers of the Portfolios as of December 31, 2019 are as follows.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Gregery S. Adams*	3	$ 304,188,268	3	$ 74,021,188	9	$ 15,002,850
Joshua D. Bennettx†	2	$ 712,170,824	4	$ 148,735,190	14	$ 975,811,934
Dan C. Chung*∞	8	$ 1,053,962,674	3	$ 74,021,188	7	$ 23,477,558
Ankur Crawford#±	6	$13,593,530,775	11	$1,878,507,753	56	$2,954,548,509
H. George Daix†	2	$ 712,170,824	4	$ 148,735,190	14	$ 975,811,934
Patrick Kelly#	5	$13,578,821,952	10	$1,876,208,439	55	$2,954,423,019
Teresa McRoberts	3	$ 487,303,877		—	1	$ 2,087,279
Matthew A. Weatherbie^†	1	$ 594,671,940	3	$ 251,011,042	14	$ 975,811,934
Amy Y. Zhang	4	$ 4,313,906,683	1	$ 394,812,414	3	$ 61,732,780

*	The portfolio manager also manages Alger Dynamic Return Fund, a hedge fund included as a pooled investment vehicle. The advisory fee of Alger Dynamic Return Fund is based on the performance of the account, which had assets of approximately $29 million as of December 31, 2019.
#	The portfolio manager also managed a separate account, included in “Other Accounts,” with an advisory fees based on the performance of the account. The account had assets of approximately $205 million as of December 31, 2019.
†	The portfolio manager also co-managed a separate account, included in “Other Accounts,” which may charge additional fees based on the performance of the account. The account had assets of approximately $110 million as of December 31, 2019.
x	The portfolio manager also co-managed a private hedge fund, included in “Other Pooled Investment Vehicles,” which may charge additional fees based on the performance of the account. The account had assets of approximately $28 million as of December 31, 2019.
^	The portfolio manager also managed a private hedge fund, included in “Other Pooled Investment Vehicles,” which may charge additional fees based on the performance of the account. The account had assets of approximately $169 million as of December 31, 2019.
∞	The portfolio manager also manages Alger 35 Fund, a mutual fund included as a registered investment company. The advisory fee of Alger 35 Fund is based upon the performance of the Fund, which has assets of approximately $10 million as of December 31, 2019.
±	The portfolio manager also manages Alger 25 Fund, a mutual fund included as a registered investment company. The advisory fee of Alger 35 Fund is based upon the performance of the Fund, which has assets of approximately $15 million as of December 31, 2019.
Securities Owned by the Portfolio Managers
As of the fiscal year ended December 31, 2019, no portfolio manager beneficially owned any equity securities of any Portfolio because no portfolio manager had invested in the type of insurance contract through which the Portfolios must be purchased.
Distributor
Alger LLC, the principal underwriter for the Portfolios, is located at 360 Park Avenue South, New York, NY 10010. It is an affiliate of Alger Management.
From time to time Alger LLC, at its expense from its own resources, may compensate brokers, dealers, investment advisers or others (“financial intermediaries”) who are instrumental in effecting investments by their clients or customers in the Trust, in an amount up to 1% of the value of those investments. Alger LLC may also from time to time, at its expense from its own resources, make payments to other financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of the value of Trust assets or 0.50% annually of the value of Trust sales attributable to that financial intermediary. Alger LLC determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors Alger LLC deems relevant. Factors considered by Alger LLC generally include the financial intermediary’s reputation, ability to attract and retain assets for the Trust, expertise in distributing a particular class of shares of the Trust, entry into target markets, and/or quality of service.
Financial intermediaries with whom Alger LLC has its most significant arrangements to make additional cash compensation payments are Ameriprise Financial Services, Inc., Charles Schwab & Co, Chase Life Insurance Company, GWFS Equities Inc, Lincoln Benefit Life, LPL Financial Corporation, Merrill Lynch, Pierce, Fenner & Smith, Midland National Life Ins Co, MML Distributors LLC, Morgan Stanley Smith Barney LLC, National Financial Services Co, Nationwide Investment Services Corp, Noramco, Oneamerica Securities, Inc., Oppenheimer & Co Inc., Pershing LLC, Principal Securities, Inc., Prudential Investment Management Service, Raymond James & Associates, Inc., RBC Capital Markets

LLC, Sammons Financial Network, Talcott Resolution Life Insurance Co, Td Ameritrade Clearing, Inc., UBS Financial Services, Inc., Wells Fargo Clearing Services LLC. In addition, Alger LLC may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of Alger LLC. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of a Portfolio or the amount of proceeds received by a Portfolio on the sale of shares.
Independent Registered Public Accounting Firm

Deloitte & Touche LLP serves as the Trust’s independent registered public accounting firm.
Code of Ethics

Alger Management personnel (“Access Persons”) are permitted to engage in personal securities transactions, including transactions in securities that may be purchased or held by the Portfolios, subject to the restrictions and procedures of the Trust’s Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must pre-clear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can obtain a copy of the Trust’s Code of Ethics by calling the Trust toll-free at (800) 992-3863.
Expenses

Each Portfolio will generally bear its own expenses. Operating expenses for each Portfolio generally consist of all costs not specifically borne by Alger Management, including investment management fees, fees for necessary professional and brokerage services, costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. In addition, Class S shares of each Portfolio may pay Alger LLC for expenses incurred in distributing shares of that class and for servicing shareholder accounts. Trustwide expenses not identifiable to any particular Portfolio or class will be allocated in a manner deemed fair and equitable by the Board of Trustees. From time to time, Alger Management, in its sole discretion and as it deems appropriate, may assume certain expenses of one or more of the Portfolios while retaining the ability to be reimbursed by the applicable Portfolio for such amounts prior to the end of the fiscal year. This will have the effect of lowering the applicable Portfolio’s overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are assumed or reimbursed, as the case may be.
Dividends

Each share class will be treated separately in determining the amounts of dividends or investment income and distributions of capital gains payable to holders of its shares. Dividends and distributions will be automatically reinvested at net asset value on the payment date for each shareholder’s account in additional shares of the Portfolio that paid the dividend or distribution or, in the case of VA contracts and VLI policies, will be paid in cash at the election of the Participating Insurance Company. With respect to each Portfolio other than Alger Growth & Income Portfolio, any dividends of the Portfolios will be declared and paid annually. Alger Growth & Income Portfolio declares and pays dividends from net investment income quarterly. Distributions of any net realized capital gains earned by a Portfolio usually will be made annually. Participating Insurance Companies and Plans will be informed about the amount and character of dividends and distributions from the relevant Portfolio for federal income tax purposes.
The classes of a Portfolio may have different dividend and distribution rates. Class I-2 dividends generally will be greater than those of Class S due primarily to the 12b-1 fees associated with Class S shares. However, dividends paid to each class of shares in a Portfolio will be declared and paid at the same time and will be determined in the same manner as those paid to the other class.

Taxes

The following is a summary of selected federal income tax considerations that may affect the Trust and its shareholders. The summary is not intended to substitute for individual tax advice and investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of investing in the Portfolios.
Each Portfolio will be treated as a separate taxpayer with the result that, for federal income tax purposes, the amounts of net investment income and capital gains earned will be determined on a Portfolio-by-Portfolio (rather than on a Trust-wide) basis.
If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as long-term capital gains. If a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Portfolio failed to qualify as a regulated investment company for a period greater than one taxable year, the Portfolio may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.
Each Portfolio has been structured so that each qualifies separately as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify, a Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities; and (b) meet certain quarterly diversification tests.
As a regulated investment company, a Portfolio will not be subject to federal income tax on its net investment income and net realized capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and net realized short-term capital gains for the taxable year is distributed. All net investment income and net realized capital gains distributed by a Portfolio will be reinvested automatically in additional shares of the Portfolio or paid in cash. Amounts reinvested in additional shares will be considered to have been distributed to shareholders.
The Trust distributes shares in the Portfolios to Participating Insurance Companies which will hold those shares, directly or indirectly, in a “segregated asset account” within the meaning of the Code. To qualify as a segregated asset account, the Portfolio in which such an account holds shares must meet the diversification requirements of Section 817(h) of the Code and the regulations promulgated thereunder.
The Trust has undertaken to meet the diversification requirements of Section 817(h) of the Code. This undertaking may limit the ability of a particular Portfolio to make certain otherwise permitted investments.
Income on assets of a segregated asset account will not be taxable currently to VA contracts or VLI policy holders if that account has met the diversification requirements under Section 817(h) of the Code. In the event an account is not so qualified, all VA contracts or VLI policies allocating any amount of premiums to such account will not qualify as “annuity contracts” or “life insurance” for federal income tax purposes. In that event, the holder of the VA contract or VLI policy would be taxed as though he owned a proportionate amount of the assets held by such account during and after all periods for which the account failed to be qualified.
Generally, distributions from a Plan will be taxable as ordinary income at the rate applicable to the participant at the time of distribution. In certain cases, distributions made to a participant from a Plan prior to the date on which the participant reaches age 59½ are subject to a penalty tax equivalent to 10% of the amount so distributed, in addition to the ordinary income tax payable on such amount for the year in which it is distributed.

Custodian and Transfer Agent

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110 serves as custodian for the Trust pursuant to a custodian agreement under which it holds the Portfolios’ assets. UMB Fund Services, Inc. (“UMB”), 235 W. Galena Street, Milwaukee, WI 53212 serves as transfer agent for the Portfolios. Prior to October 7, 2019, DST Asset Manager Solutions, Inc. served as transfer agent for the Portfolios. Under the transfer agency agreement, UMB processes purchases and redemptions of shares of the Portfolios, maintains the shareholder account records for each Portfolio, handles certain communications between shareholders and the Trust, and distributes any dividends and distributions payable by the Portfolios. The Trust, Alger LLC (or its affiliates) and non-affiliated third-party service providers may enter into agreements for recordkeeping services.
Pursuant to the transfer agency agreement, UMB is compensated on a per-account basis, subject to a minimum total fee amount across the fund complex. These fees will be allocated across the Portfolios on a pro-rata basis by assets. The Trust has entered into a Shareholder Administrative Services Agreement with Alger Management to act as a liaison and to provide administrative oversight of UMB and related services. Alger Management is paid on an asset-based basis for these services. During the fiscal years ended October 31, 2017, 2018, and 2019, the Portfolios paid to Alger Management under the Shareholder Administrative Services Agreement:
Portfolio	2019	2018	2017
Alger Capital Appreciation Portfolio	$49,776	$52,943	$55,009
Alger Large Cap Growth Portfolio	$27,449	$29,043	$26,274
Alger Mid Cap Growth Portfolio	$13,987	$14,411	$13,283
Alger Weatherbie Specialized Growth Portfolio*	$ 143	$ 563	$ 437
Alger Small Cap Growth Portfolio	$21,585	$21,535	$19,629
Alger Growth & Income Portfolio	$ 3,213	$ 3,643	$ 3,733
Alger Balanced Portfolio	$ 4,581	$ 4,612	$ 6,907

*	Alger SMid Cap Growth Portfolio became Alger SMid Cap Focus Portfolio on August 30, 2017, and on October 30, 2019 became Alger Weatherbie Specialized Growth Portfolio.
Counsel to the Trust

The law firm Proskauer Rose LLP, 11 Times Square, New York, NY 10036, acts as counsel to the Trust.
Principal Holders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of any class of outstanding shares of a Portfolio. A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a Portfolio or acknowledges the existence of such control may be presumed to control the Portfolio. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to a Portfolio’s fundamental policies or terms of the investment advisory agreement with the Advisor. Certain of the investors below are believed to hold the indicated shares as nominee.
Additionally, the Manager or an affiliate of the Manager (the “seed investor”) may provide initial funding to or otherwise invest in a Portfolio. A seed investor may redeem its investment in a Portfolio at any time and without prior notice, which could adversely affect a Portfolio and its shareholders, such as by causing the Portfolio to realize taxable gains that will be distributed to other shareholders, and increasing Portfolio transaction costs and expense ratios.
The following table contains information regarding persons of record who own five percent or more of any share class of the Portfolio. All holdings are expressed as a percentage of a class of the Portfolio’s outstanding shares as of March 31, 2020.
Unless otherwise indicated, the Portfolio has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. The Trustees and officers of the Trust, as a group, held  directly less than 1% of each class of each Portfolio.

Alger Balanced Portfolio
Name and Address	Fund Classes	Percentage of Total Shares Held
AUL Group Retirement Annuity ............................. Separate Account II ATTN: Separate Accounts P.O. Box 368 Indianapolis, I.N. 46206-0368	I-2	8.78%
American National Insurance Company ........................ Variable Universal Life 1 Moody Plz. Galveston, T.X. 77550-7947	I-2	10.99%
Ameritas Life Ins. Corp. .................................. Ameritas Variable Separate Acct V ATTN: Variable Trades 5900 O St. Lincoln, N.E. 68510-2234	I-2	11.25%
Ameritas Life Ins. Corp. .................................. Ameritas Variable Separate Acct VA-2 ATTN: Variable Trades 5900 O St. Lincoln, N.E. 68510-2234	I-2	12.72%
Zurich American Life Insurance Co. .......................... Variable Annuity Separate Account ATTN: Separate Account Reporting P.O. Box 19097 4 South Greenville, S.C. 29602-9097	I-2	41.61%
Alger Capital Appreciation Portfolio
Name and Address	Fund Classes	Percentage of Total Shares Held
AUL Group Retirement Annuity ............................. Separate Account II ATTN: Separate Accounts P.O. Box 368 Indianapolis, I.N. 46206-0368	I-2	12.26%
AUL American Unit Trust ................................. ATTN: Separate Accounts P.O. Box 368 Indianapolis, I.N. 46206-0368	I-2	8.85%
Ameritas Life Ins. Corp. .................................. Separate Acct D ATTN: Variable Trades 5900 O St. Lincoln, N.E. 68510-2234	I-2	5.34%
Ameritas Life Ins. Corp. .................................. Separate Acct G ATTN: Variable Trades 5900 O St. Lincoln, N.E. 68510-2234	I-2	5.76%
Jefferson National Ins. Co. ................................ ATT: Separate Accounts C1B 10350 Ormsby Park Pl., Ste. 600 Louisville, K.Y. 40223-6175	I-2	9.46%

Name and Address	Fund Classes	Percentage of Total Shares Held
Lincoln Benefit Life – Variable Life .......................... Allstate Financial P.O. Box 94210 Palatine, I.L. 60094-4210	I-2	7.21%
Lincoln Benefit Life Company .............................. Allstate and Prudential 5801 SW 6th Ave. Topeka, K.S. 66636-1001	S	5.28%
Midland National Life Ins. Co. .............................. ATTN: Variable Annuity Dept. 4350 Westown Pkwy. West Des Moines, I.A. 50266-1036	S	86.14%
Zurich American Life Insurance Co. .......................... Variable Annuity Separate Account ATTN: Separate Account Reporting P.O. Box 19097 4 South Greenville, S.C. 29602-9097	I-2	10.36%
Alger Growth & Income Portfolio
Name and Address	Fund Classes	Percentage of Total Shares Held
American National Insurance Company ........................ Variable Universal Life 1 Moody Plz. Galveston, T.X. 77550-7947	I-2	8.60%
Delaware Life Insurance Company ........................... Retirement Products and Services Accounting Control 1601 Trapelo Rd., Ste. 30 Waltham, M.A> 02451-7360	I-2	14.29%
Lincoln Benefit Life – Variable Life .......................... 200 SW 6th Ave. Topeka, K.S. 66603-3704	I-2	12.39%
Lincoln Benefit Life – Variable Life .......................... P.O. Box 94210l Palatine, IL 60094	I-2	21.15%
Transamerica Life Insurance Co. ............................ Separate A/C VA-6 4333 Edgewood R., NE Cedar Rapids, I.A> 52499-0001	I-2	8.24%
Transamerica Occidental Life .............................. ATTN: Marcus Leh 1150 S. Olive St., #T-24-01 Los Angeles, C.A. 90015-2847	I-2	7.77%
Alger Large Cap Growth Portfolio
Name and Address	Fund Classes	Percentage of Total Shares Held
AUL Group Retirement Annuity ............................. Separate Account II ATTN: Separate Accounts P.O. Box 368 Indianapolis, I.N. 46206-0368	I-2	7.95%

Name and Address	Fund Classes	Percentage of Total Shares Held
AUL American Unit Trust ................................. ATTN: Separate Accounts P.O. Box 368 Indianapolis, I.N. 46206-0368	I-2	12.44%
GE Life and Annuity Assurance Co. .......................... Separate Account III Variable Products Dept. 6610 W Broad St. Richmond, V.A. 23230-1702	I-2	10.67%
Great-West Life & Annuity Insurance Company ................... Unit Valuations 2T2 8515 East Orchard Road Englewood, C.O. 80111-5002	I-2	5.77%
Jefferson National Ins. Co. ................................ ATT: Separate Accounts C1B 10350 Ormsby Park Pl., Ste. 600 Louisville, K.Y. 40223-6175	I-2	5.40%
Lincoln Benefit Life – Variable Life .......................... P.O. Box 94210 Palatine, I.L. 60094-4210	I-2	5.68%
Lincoln Benefit Life Company .............................. 5801 SW 6th Ave. Topeka, K.S. 66636-1001	S	94.38%
Midland National Life Insurance Co. .......................... ATTN: Variable Annuity Dept. 4350 Westown Pkwy. WDM, IA 50266Montpelier, V.T. 05604-001	I-2	5.23%
National Variable Life Insurance ............................ ATTN: Investment Accounting M415 1 National Life Dr. Montpelier, V.T. 05604-001	I-2	5.38%
Alger Mid Cap Growth Portfolio
Name and Address	Fund Classes	Percentage of Total Shares Held
Great-West Life & Annuity Insurance Co. ...................... Future Fund Series Unit Valuations 2T2 8515 East Orchard Road Englewood, C.O. 80111-5002	I-2	8.92%
Jefferson National Ins. Co. ................................ ATT: Separate Accounts C1B 10350 Ormsby Park Pl., Ste. 600 Louisville, K.Y. 40223-6175	I-2	6.90%
Lincoln Benefit Life Company .............................. Allstate and Prudential 5801 SW 6th Ave. Topeka, K.S. 66636-1001	I-2 S	5.36% 90.24%
Lincoln Benefit Life – Variable Life .......................... Allstate Financial P.O. Box 94210 Palatine, I.L. 60094-4210	I-2	22.65%

Name and Address	Fund Classes	Percentage of Total Shares Held
Midland National Life Ins. Co. .............................. ATTN: Variable Annuity Dept. 4350 Westown Pkwy. West Des Moines, I.A. 50266-1036	I-2	6.83%
Nationwide Life Insurance Company - NMVAII ................... CO IPO Portfolios Accounting P.O. Box 182029 Columbus, OH 43218	S	9.76%
Zurich American Life Insurance Co. .......................... Variable Annuity Separate Account ATTN: Craig Lambertson 2500 Westfield Dr. Elgin, I.L. 60124-7700	I-2	7.61%
Alger Small Cap Growth Portfolio
Name and Address	Fund Classes	Percentage of Total Shares Held
Delaware Life Insurance Company ........................... OF New York ACCT H ATTN Accounting Control SC 3241 1601 Trapelo Rd., Ste. 30 Waltham, M.A> 02451-7360	I-2	5.53%
GE Life and Annuity Assurance Co. .......................... Separate Account III Variable Products Dept. 6610 W Broad St. Richmond, V.A. 23230-1702	I-2	9.77%
MetLife Investors USA Insurance Co. ......................... Separate Account A ATTN: Shar Nevenhoven 4700 Westown Parkway, Suite 200 West Des Moines, I.A. 50266-6715	I-2	27.32%
National Life Insurance Company ........................... PMLIC-VLI C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, O.H. 43218-2029	I-2	13.26%
As of March 31, 2020, the following principal holders owned 25% or more of the total outstanding shares of each Portfolio. Such ownership may be beneficially held by individuals or entities other than the owner listed.
Alger Balanced Portfolio
Name and Address	Percentage of Total Shares Held
Zurich American Life Insurance Co. ..................................... Variable Annuity Separate Account ATTN: Separate Account Reporting P.O. Box 19097 Greenville, S.C. 29602-9097	41.61%

Alger Small Cap Growth Portfolio
Name and Address	Percentage of Total Shares Held
MetLife Investors USA Insurance Co. .................................... Separate Account A ATTN: Shar Nevenhoven 4700 Westown Parkway, Suite 200 West Des Moines, I.A. 50266-6715	27.32%
Alger Weatherbie Specialized Growth Portfolio
Name and Address	Percentage of Total Shares Held
New York Life Investment Mgmt LLC .................................... ATTN: Ashesh Upadhyay 30 Hudson St. Jersey City, N.J. 07302-4600	84.07%
Organization

The Trust has been organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated April 6, 1988 (the “Trust Agreement”). Alger Small Cap Growth Portfolio (formerly Alger American SmallCap Growth Portfolio, and Alger American Small Capitalization Portfolio), Alger Growth & Income Portfolio (formerly Alger American Income & Growth Portfolio), Alger Large Cap Growth Portfolio (formerly Alger American LargeCap Growth Portfolio, and Alger American Growth Portfolio), Alger Balanced Portfolio (formerly Alger American Balanced Portfolio, and Alger American Fixed Income Portfolio), Alger Mid Cap Growth Portfolio (formerly Alger American MidCap Growth Portfolio), Alger Capital Appreciation Portfolio (formerly Alger American Capital Appreciation Portfolio, and Alger American Leveraged AllCap Portfolio) and Alger Weatherbie Specialized Growth Portfolio (formerly Alger SMid Cap Focus Portfolio, Alger SMid Cap Growth Portfolio, Alger American SMidCap Growth Portfolio, and Alger American SmallCap and MidCap Growth Portfolio) commenced operations on September 21, 1988, November 15, 1988, January 9, 1989, September 5, 1989, May 3, 1993, January 25, 1995, and October 10, 2007, respectively. The Trust offers an unlimited number of shares of seven series, representing the shares of the Portfolios. The Board of Trustees may establish additional Portfolios at any time. The word “Alger” in the Trust’s name has been adopted pursuant to a provision contained in the Trust Agreement. Under that provision, Alger Associates, Inc. may terminate the Trust’s license to use the word “Alger” in its name when Alger Management ceases to act as the Fund’s investment manager.
On April 30, 2002, Class S Shares were added to the Trust’s Portfolios. The previously existing shares were designated Class O shares on that date, and were redesignated Class I-2 shares on September 23, 2009. Shares of each Portfolio are thus divided into two classes, Class I-2 and Class S, except that each of Alger Weatherbie Specialized Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio and Alger Balanced Portfolio currently offer only Class I-2 Shares.
The classes differ in that (a) each class has a different class designation; (b) only the Class S Shares are subject to a distribution and shareholder servicing fee under a plan adopted pursuant to rule 12b-1 under the Act; and (c) to the extent that one class alone is affected by a matter submitted to a shareholder vote, then only that class has voting power on the matter. Neither class of shares has a conversion feature. The Alger Growth & Income Portfolio discontinued Class S Shares on December 13, 2006. Alger Balanced Portfolio discontinued Class S Shares on November 23, 2010. Alger Small Cap Growth Portfolio discontinued Class S Shares on February 17, 2012.
Shares do not have cumulative voting rights, which means that holders of more than 50 percent of the shares voting for the election of Trustees can elect all Trustees. Shares have equal voting rights, which cannot be adversely modified, other than by majority vote. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Portfolio, except with respect to the election of Trustees and the ratification of the selection of an independent registered public accounting firm. Shareholders generally vote by class within a Portfolio on matters in which the interests of one class differ from those of another. Physical share certificates are not issued for shares of the Trust.
Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Under the Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust’s outstanding shares.
Although the Trust is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust’s Declaration of Trust. Shareholders of one Portfolio may vote only on matters that affect that Portfolio.
Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires the Trustees to use their best efforts to ensure that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote.
Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.
Under normal circumstances, other than the shares issued to Alger LLC in connection with its creation and initial capitalization, the Trust intends to distribute shares of the Portfolios only to Participating Insurance Companies and Plans, so that only Participating Insurance Companies and their separate accounts and Plans will be considered shareholders of the Portfolios. Although the Participating Insurance Companies and their separate accounts and the Plans are the shareholders or investors, the Participating Insurance Companies will pass through voting rights to their VA contract and VLI policy holders. Plan sponsors may or may not pass through voting rights to Plan participants, depending on the terms of the Plan’s governing documents. For a discussion of voting rights please refer to the Participating Insurance Companies’ prospectuses or the Plan documents.
The Trust is an open-end management investment company. The Portfolios are classified as “diversified” investment companies under the Act. A “diversified” investment company is required, with respect to 75% of its assets, to limit its investment in any one issuer (other than the U.S. government and other investment companies) to no more than 5% of the investment company’s total assets. The Portfolios intend to continue to qualify as “regulated investment companies” under the Internal Revenue Code; one of the requirements for such qualification is a quarterly diversification test, applicable to 50% (rather than 75%) of a Portfolios’ assets, similar to the requirement stated above.
Proxy Voting Policies and Procedures

The Board of Trustees of the Trust has delegated authority to vote all proxies related to the Portfolios' portfolio securities to Alger Management, the Portfolios' investment manager. Alger Management, an investment adviser registered under the Investment Advisers Act of 1940, as amended, maintains discretionary authority over client accounts, including the Portfolios, and is responsible for voting proxies of all foreign and domestic securities held in the Portfolios. Alger Management views the responsibility its clients have entrusted to it seriously and has adopted and implemented written policies and procedures designed to ensure that proxies are voted in the best interests of its clients.

Alger Management receives and considers the recommendations of Institutional Shareholder Services Inc. (“ISS”), a leading proxy voting service provider and registered investment adviser. ISS issues voting recommendations and casts votes on the proxies based on pre-determined proxy voting guidelines intended to vote proxies in the clients’ best interests, which are summarized below. To the extent ISS has a material conflict of interest with the company whose proxies are at issue, ISS may recuse itself from voting proxies. Alger Management monitors ISS’s proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of the applicable Portfolio. Further, Alger Management has a process in place for making voting determinations in the event of a conflict of interest.
Alger Management maintains records of its proxy voting policies and procedures. Alger Management or ISS, on Alger Management’s behalf, maintains proxy statements received regarding securities held by the Portfolios; records of votes cast on behalf of each Portfolio; records of requests for proxy voting information; and any documents prepared that were material to making a voting decision.
No later than August 31st each year, the Portfolios proxy voting record for the most recent 12 months ended June 30th will be available upon request by calling (800) 992-3863 and on the Portfolios website and on the Securities and Exchange Commission’s website at http://www.sec.gov.
The following is a summary of the two sets of voting guidelines used (as applicable) by Alger Management, or ISS on Alger Management’s behalf, to vote proxies of securities held by the Portfolios.
Overview of ISS’s Specialty SRI U.S. Proxy Voting Guidelines
ISS’s SRI proxy voting guidelines, like the other Specialty Policy proxy voting guidelines, have been formulated to help institutional investors align their corporate governance philosophies and investment objectives with their proxy voting activities. They have been developed specifically to reflect the perspectives of the SRI investor constituency and are designed to represent the views of related organizations and applicable global initiatives. The ISS SRI guidelines are generally supportive of proposals that promote:
•	Greater disclosure of corporate environmental policies including climate change and greenhouse gas or toxic emissions;
•	Greater transparency of social policies such as those concerning workplace discrimination and corporate board diversification efforts, human rights, and compliance with human/labor rights norms/codes of conduct; and
•	Reporting on sustainable business practices including recycling, wood procurement, water use, operations in sensitive or protected areas, energy efficiency/renewable energy, and incorporation of sustainability-related performance metrics into executive compensation.
In addition, the SRI guidelines are also supportive of the following topics:
•	Board diversity — recommend votes against nominating committee members when the board lacks diversity (the ISS Benchmark guidelines do not consider diversity when providing recommendations on board members);
•	ESG risk management — recommend votes against directors individually, on a committee, or potentially the entire board due to material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company, including failure to adequately manage or mitigate environmental and social risks (the ISS Benchmark guidelines do not recommend votes against directors for ESG risks);
•	Auditor independence — recommend votes against auditor ratification when non-audit fees exceed a quarter of total fees paid to auditor (the ISS Benchmark guidelines recommend votes against the auditor ratification when non audit fees exceed half of total fees); and
•	Environmental stewardship and socially responsible/sustainable business practices.
The SRI guidelines will generally support proxy voting proposals that call for actions beyond disclosure reporting of corporate environmental policies or resolutions seeking greater transparency around social policies and practices — including support for proposals seeking adoption of policies on topics such as human/labor rights, workplace safety or discrimination, access to pharmaceutical drugs, incorporation of sustainability-related performance metrics into executive compensation, hydraulic fracturing and climate change and greenhouse gas or toxic emissions, among others.

The SRI guidelines also have a higher bar when evaluating Management Say-On-Pay proposals (MSOPs) that outline executive compensation programs compared to the ISS Benchmark Policy, with greater emphasis on the strength of alignment between pay and performance when executive pay has outpaced returns to shareholders over short- and long-term periods. The guidelines also place greater scrutiny on pay quantum relative to the firm’s peers as well as with respect to other executive officers within the firm in question, in the context of company performance and the proportion of executive pay that is performance-contingent. A separate document providing more details on the SRI policy’s approach to MSOPs is available.
Further, the SRI guidelines also assess whether any relevant social or environmental metrics are a component of performance-based pay elements in executive pay programs, particularly in instances where significant ESG controversies have been identified that pose potential material risks to the company and its shareholders.
Overview ISS’s Specialty SRI International Proxy Voting Guidelines
ISS’s SRI International proxy voting guidelines, like the other Specialty Policy proxy voting guidelines, have been formulated to help institutional investors align their corporate governance philosophies and investment objectives with their proxy voting activities for international holdings. They have been developed specifically to reflect the perspectives of the SRI investor constituency and are designed to represent the views of related organizations and applicable global initiatives. The ISS SRI International guidelines are generally supportive of proposals that promote:
•	Greater disclosure of corporate environmental policies including climate change and greenhouse gas or toxic emissions;
•	Greater transparency of social policies such as those concerning workplace discrimination and corporate board diversification efforts, human rights, and compliance with human/labor rights norms/codes of conduct; and
•	Reporting on sustainable business practices including recycling, wood procurement, water use, operations in sensitive or protected areas, energy efficiency/renewable energy, and incorporation of sustainability-related performance metrics into executive compensation.
•	In addition, the SRI International guidelines are also supportive of the following topics:
•	Board diversity — evaluate gender diversity on boards in international markets when reviewing director elections, to the extent that disclosure and market practices permit (the ISS Benchmark guidelines do not consider diversity when providing recommendations on board members);
•	ESG risk management — recommend votes against directors individually, the relevant committee, or potentially the entire board due to material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company, including failure to adequately manage or mitigate environmental and social risks (the ISS Benchmark guidelines do not recommend votes against directors for ESG risks); and
•	Environmental stewardship and socially responsible/sustainable business practices.
ISS’s Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that the companies in which they invest conduct their business in a socially and environmentally responsible manner. Social Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. We incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.
ISS SRI International Proxy Voting Guidelines Background
ISS’s SRI international voting guidelines reflect a broad consensus of the socially responsible investor community in promoting the dual objectives of SRI investors — financial returns and responsible social/environmental conduct by corporations.

The SRI guidelines, which have been in place for more than sixteen years, have been developed in collaboration with our SRI clients and SRI market participants, and are also informed by the active ownership and investment philosophies of globally recognized initiatives such as the UNEP FI, the UN PRI, the UN Global Compact, CERES/Sullivan Principles, and environmental and social European Union Directives, among others.
Investor and Shareholder Information

Investors and shareholders may contact the Trust toll-free at (800) 992-3863 for further information regarding the Trust and the Portfolios, including current performance quotations, as well as for assistance in selecting a Portfolio. Holders of VA contracts or VLI policies issued by Participating Insurance Companies and participants in Plans for which shares of one or more Portfolios are the investment vehicle may receive from the Participating Insurance Companies or Plan sponsor unaudited semi-annual financial statements and year-end financial statements audited by the Trust’s independent public accountants. Each report will show the investments owned by each of the Portfolios and the market values of the investments and will provide other information about the Portfolio and its operations.
Financial Statements

The Trust’s audited financial statements for the year ended December 31, 2019 are contained in its Annual Report to Shareholders for that period, and are hereby incorporated by reference. A copy of the Report to Shareholders may be obtained by calling (800) 992-3863.
Potential Conflicts of Interest

Information in the following discussion relating to the business, practices, policies and rights of Alger Management and its affiliates has been provided by Alger Management.
Summary
Alger Management and Alger LLC, an affiliated registered broker-dealer and a member of the New York Stock Exchange, are owned by Alger Group Holdings, LLC, which is wholly-owned by Alger Associates. Additionally, Alger Management is under common ownership with Weatherbie Capital, LLC, a registered investment adviser based in Boston, Massachusetts. Alger LLC serves as the principal underwriter for the Portfolios and as a broker-dealer for securities trades placed on behalf of Alger Management clients and accounts. Alger LLC does not conduct public brokerage business and substantially all of its transactions are for clients of Alger Management if their investment guidelines and relevant regulations that govern their accounts allow it. Neither Alger Management nor any of its management personnel is registered or plans to register as a futures commission merchant, commodity pool operator, commodity trading advisor, or an associated person of these entities. From time to time, Alger LLC, Alger Management, Alger Group Holdings, LLC, or Alger Associates, Inc., or other affiliated persons (“Alger Affiliates”) may hold controlling positions in certain pooled investment vehicles, such that they are considered affiliates.
In addition to serving as investment adviser of the mutual funds in the Alger Family of Funds, Alger Management is the investment adviser to Alger Dynamic Return Fund LLC, a Delaware limited liability company, as well as to Alger SICAV, a publicly offered pooled investment vehicle registered in Luxembourg. Alger Management also serves as a sub-adviser to third-party registered investment companies, as well as a bank collective investment trust. From time to time, Alger Affiliates may own significant stakes in one or more of the above entities.
Alger Affiliates also have other direct and indirect interests in the equity markets, directly or through investments in pooled products, in which the Portfolios directly and indirectly invest. Investors should be aware that this may cause Alger Affiliates to have conflicts that could disadvantage the Portfolios.
As a registered investment adviser under the Investment Advisers Act of 1940, as amended, Alger Management is required to file and maintain a registration statement on Form ADV with the SEC. Form ADV contains information about assets under management, types of fee arrangements, types of investments, conflicts and potential conflicts of interest, and other relevant information regarding Alger Management. Alger Management’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

Conflicts as a Result of the Manager’s Other Affiliates
Selection of Administrative and Other Service Providers.    Alger Management may choose to (and currently does) have Alger Affiliates provide administrative services, shareholder services, brokerage and other account services to the Portfolios. While any such engagement would be on market terms, it will nevertheless result in greater benefit to Alger Management than hiring a similarly qualified unaffiliated service provider.
In connection with these services and subject to applicable law, Alger Affiliates, including the Manager, may from time to time, and without notice to investors or clients, in-source or outsource certain processes or functions that it provides in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest, including which processes or functions to in-source or outsource, which entity to outsource to, and the fees charged by the Alger Affiliates or the third party. Alger Management maintains policies designed to mitigate the conflicts described herein; however, such policies may not fully address situations described above.
Information the Investment Adviser May Receive.    Alger Management and its affiliates may have or be deemed to have access to the current status of certain markets, investments and funds because of Alger Affiliates’ brokerage and other activities. Alger Affiliates may therefore possess information which, if known to Alger Management, might cause Alger Management to seek to dispose of, retain or increase interests in investments held by a Portfolio, or acquire certain positions on behalf of a Portfolio. Moreover, Alger Management and its affiliates may come into possession of material, non-public information that would prohibit or otherwise limit its ability to trade on behalf of the Portfolios. A fund not advised by Alger Management would not be subject to these restrictions. Alger Management maintains policies designed to prevent the disclosure of such information; however, such policies may not fully address situations described above.
Allocation Issues
As Alger Management manages multiple accounts or funds managed or advised by Alger Affiliates (including Alger Management) or in which Alger Affiliates (including Alger Management) or its personnel have interests (collectively, the “client/Alger Affiliates accounts”), issues can and do arise as a result of how Alger Management allocates investment opportunities. In an effort to treat all clients/Alger Affiliates reasonably in light of all factors relevant to managing an account, aggregated trades will generally be allocated pro rata among the Portfolios and client/Alger Affiliates accounts whenever possible. There are exceptions to this practice, however, as described below:
Unusual Market Conditions.    During periods of unusual market conditions, Alger Management may deviate from its normal trade allocation practices. During such periods, Alger Management will seek to exercise a disciplined process for determining its actions to appropriately balance the interests of all accounts, including the Portfolios, as it determines in its sole discretion.
Availability of Investments.    The availability of certain investments such as initial public offerings or private placements may be limited. In such cases, all client/Alger Affiliates accounts (including the Portfolios) may not receive an allocation. As a result, the amount, timing, structuring or terms of an investment by a Portfolio may differ from, and performance may be lower than, investments and performance of other client/Alger Affiliates accounts.
Alger Management, as a general practice, allocates initial public offering shares and other limited availability investments pro rata among the eligible client/Alger Affiliates accounts (including the Portfolios) where the portfolio manager seeks an allocation. An account or accounts may not receive an allocation because it lacks available cash, is restricted from making certain investments, the account pays a performance fee, the account is so large that the allocation is determined to not be meaningful to the account’s overall performance, or due to co-investment by Alger Affiliates. When a pro rata allocation of limited availability investments is not possible or is not appropriate, Alger Management considers numerous other factors to determine an appropriate allocation. These factors include (i) Alger Management’s good faith assessment of the best use of such limited opportunities relative to the account’s investment objectives, investment limitations and requirements of the accounts; (ii) suitability requirements and the nature of the investment opportunity, including relative attractiveness of a security to different accounts; (iii) relative size of applicable accounts; (iv) impact on overall performance and allocation of such securities may have on accounts; (v) cash and liquidity considerations, including without limitation, availability of cash for investment; (vi) minimum denomination, minimum increments, de minimus threshold and round lot consideration; (vii) account investment horizons, investment objectives and guidelines; (viii) an account’s risk tolerance and/or risk parameters; (ix) tax sensitivity of accounts; (x) concentration of positions in an account; (xi) appropriateness of a security for the account given the benchmark and benchmark sensitivity of an account; (xii) use of the opportunity as a replacement for another security Alger Management believes to be attractive for an account of the availability of other appropriate investment opportunities; (xiii) considerations related to giving a subset of accounts exposure to an industry; and/or (xiv) account turnover guidelines.
In some circumstances, it is possible that the application of these factors may result in certain client/Alger Affiliates accounts receiving an allocation when other accounts do not. Moreover, Alger Affiliates, or accounts in which Alger Affiliates and/or employees have interests, may receive an allocation or an opportunity not allocated to other accounts or the Portfolios.
Portfolio managers who manage multiple strategies exercise investment discretion over each strategy on an individualized basis and therefore may allocate investments (including IPOs and secondary offerings) in a different manner for each strategy. Considerations for such different allocations, include, but are not limited to, when an allocation to a particular strategy results in a de minimis investment, different investment policies and objectives of one strategy versus another; as well as the implementation of strategy objectives such as sector or industry weightings. As a result of such allocations, there will be instances when funds within a strategy managed by the same portfolio manager do not participate in an investment that is allocated among funds invested in another strategy managed by the same portfolio manager. For example, it is generally the case that investment strategies with larger AUM do not participate in allocations of IPOs and secondary offerings as the allocation of limited shares will result in the strategy receiving de minimis amounts of shares to allocate across strategies. Such investment decisions may result in a loss of investment opportunity for funds that may otherwise have been suited to invest in such offerings.
Please visit www.alger.com for a current list of portfolio managers by strategy as well as strategy AUM.
Differing Guidelines, Objectives and Time Horizons.    Because client/Alger Affiliates accounts (including the Portfolios) are managed according to different strategies and individual client guidelines, certain accounts may not be able to participate in a transaction or strategy employed by Alger Management.
Actions taken by one account could affect others. For example, in the event that withdrawals of capital result in one account selling securities, this could result in securities of the same issuer falling in value, which could have a material adverse effect on the performance of other accounts (including the Portfolios) that do not sell such positions.
Alger Affiliates may also develop and implement new strategies, which may not be employed in all accounts or pro rata among the accounts where they are employed, even if the strategy is consistent with the objectives of all accounts. Alger Affiliates may make decisions based on such factors as strategic fit and other portfolio management considerations, including an account’s capacity for such strategy, the liquidity of the strategy and its underlying instruments, the account’s liquidity, the business risk of the strategy relative to the account’s overall portfolio make-up, the lack of efficacy of, or return expectations from, the strategy for the account, and any such other factors as Alger Affiliates deem relevant in their sole discretion. For example, such a determination may, but will not necessarily, include consideration of the fact that a particular strategy will not have a meaningful impact on an account given the overall size of the account, the limited availability of opportunities in the strategy and the availability of other strategies for the account.
Investing in Different Classes of the Same Issuer.    Conflicts also arise when one or more client/Alger Affiliates accounts (including a Portfolio) invests in different classes of securities of the same issuer. As a result, one or more client/Alger Affiliates accounts may pursue or enforce rights with respect to a particular issuer in which a Portfolio has invested, and those activities may have an adverse effect on the Portfolio. For example, if a client/Alger Affiliates account holds debt securities of an issuer and a Portfolio holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the client/Alger Affiliates account which holds the debt securities may seek a liquidation of the issuer, whereas the Portfolio which holds the equity securities may prefer a reorganization of the issuer. In addition, Alger Management may also, in certain circumstances, pursue or enforce rights with respect to a particular issuer jointly on behalf of one or more client/Alger Affiliates accounts, the Portfolio, or Alger Affiliates. The Portfolios may be negatively impacted by Alger Affiliates’ and other client/Alger Affiliates accounts’

activities, and transactions for the Portfolios may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case had Alger Affiliates and other client/Alger Affiliates accounts not pursued a particular course of action with respect to the issuer of the securities.
Conflicts Related to Timing of Transactions.    When Alger or a client/Alger Affiliates account implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for a Portfolio (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Portfolio receiving less favorable trading results. In addition, the costs of implementing such portfolio decisions or strategies could be increased or the Portfolio could otherwise be disadvantaged. Alger Affiliates may, in certain cases, implement internal policies and procedures designed to limit such consequences to client/Alger Affiliates accounts, which may cause a Portfolio to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
Moreover, each client/Alger Affiliates account is managed independently of other accounts. Given the independence in the implementation of advice to these accounts, there can be no warranty that such investment advice will be implemented simultaneously. Neither Alger Management nor its affiliates will always know when advice issued has been executed and, if so, to what extent. Alger Management and its affiliates will use reasonable efforts to procure timely execution. It is possible that prior execution for or on behalf of an account could adversely affect the prices and availability of the securities and instruments in which the Portfolios invest. In other words, an account, by trading first, may increase the price or decrease the availability of a security to the Portfolios.
In some instances, Alger Management is retained through programs sponsored by unaffiliated financial intermediaries, advisers or planners in which Alger Management serves as an investment adviser (“wrap programs”). Alger Management offers advisory services through single contract programs, dual contract programs and model portfolio programs. Given the structure of the wrap programs and the fact that payments to Alger Management are paid directly by the wrap sponsor, Alger Management does not believe it receives any direct compensation from clients who participate in the wrap programs. Because wrap clients generally pay the wrap sponsor to effect transactions for their accounts, Alger Management does not aggregate transactions on behalf of wrap program accounts with other accounts or funds it advises. Because of the distinct trading process Alger Management follows for wrap accounts and the portfolio limitations of the wrap programs, the timing of trades for wrap accounts may differ from other accounts and will generally be made later in time than for other accounts managed by Alger Management.
The fact that personnel of certain Alger Affiliates are dedicated to one or more Portfolios, accounts or clients may be a factor in determining the timing of implementation and allocation of opportunities sourced by such personnel. Alger Affiliates may delay trades for a Fund or account in order to aggregate such trades. Alger Affiliates may also consider reputational matters and other considerations. Differences in allocations will affect the performance of the Portfolios.
Cross Transactions.    From time to time and for a variety of reasons, certain client/Alger Affiliates accounts may buy or sell positions in a particular security while a Portfolio is undertaking the opposite strategy. Trading in the opposite manner could disadvantage the Portfolio. Moreover, Alger Affiliates may have a potentially conflicting division of loyalties and responsibilities to both parties in such a case. For example, Alger Management will represent both the Portfolio on one side of a transaction and another account on the other side of the trade (including an account in which Alger Affiliates may have a proprietary interest) in connection with the purchase of a security by such Portfolio. In an effort to reduce this negative impact, and when permitted by applicable law, the accounts may enter into “cross transactions.” A cross transaction, or cross trade, occurs when the Manager causes a Portfolio to buy securities from, or sell a security to, another client of Alger Management or Alger Affiliates. Alger Management will ensure that any such cross transactions are effected on commercially reasonable market terms and in accordance with applicable law, including but not limited to Alger Management’s fiduciary duties to all accounts.
Valuation of Assets.    Alger Affiliates may have a conflict of interest in valuing the securities and other assets in which a Portfolio may invest. Alger Management is generally paid an advisory fee based on the value of the assets under management, so more valuable securities will result in a higher advisory fee. Alger Management may also benefit from showing better performance or higher account values on periodic statements.

Certain securities and other assets in which the Portfolios may invest may not have a readily ascertainable market value and will be valued by Alger Management in accordance with the valuation guidelines described in the valuation procedures adopted by the Portfolios. Such securities and other assets may constitute a substantial portion of a Portfolio’s investments. Alger Management’s risk of misstating the value of securities is greater with respect to illiquid securities like those just described.
Alger Affiliates may hold proprietary positions in a Portfolio. One consequence of such proprietary positions is that Alger Management may be incented to misstate the value of illiquid securities.
Regulatory Conflicts.    From time to time, the activities of the Portfolios may be restricted because of regulatory or other requirements applicable to Alger Affiliates and/or their internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. As a result, Alger Affiliates may implement internal restrictions that delay or prevent trades for the Portfolios, which could result in less favorable execution of trades and may impact the performance of the Portfolios.
Certain activities and actions may be considered to result in reputational risk or disadvantage for the management of the Portfolios and Alger Management as well as for other Alger Affiliates. Such situations could arise if Alger Affiliates serve as directors of companies the securities of which a Portfolio wishes to purchase or sell or is representing or providing financing to another potential purchaser. The larger Alger Management’s investment advisory business and Alger Affiliates’ businesses, the larger the potential that these restricted list policies will impact the performance of the Portfolios.
Other Potential Conflicts Relating to the Management of the Portfolio by the Manager
Potential Conflicts Relating to Alger Affiliates’ Proprietary Activities and Activities On Behalf of Other Accounts.    Alger Management may purchase or sell, for itself or Alger Affiliates, mutual funds or other pooled investment vehicles, commercial paper or fixed-income securities that it recommends to its clients. The results achieved by Alger Affiliates proprietary accounts may differ from those achieved for other accounts. Alger Management will manage the Portfolios and its other client/Alger Affiliates accounts in accordance with their respective investment objectives and guidelines. However, Alger Management may give advice, and take action, with respect to any current or future client/Alger Affiliates accounts that may compete or conflict with the advice Alger Management may give to the Portfolios including with respect to the return of the investment, the timing or nature of action relating to the investment or method of exiting the investment.
The directors, officers and employees of Alger Affiliates, including Alger Management, may buy and sell securities or other investments for their own accounts (including through investment funds managed by Alger Affiliates, including Alger Management). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Portfolios. To reduce the possibility that the Portfolios will be materially adversely affected by the personal trading described above, Alger Management has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Portfolios’ portfolio transactions. Alger Management has adopted a code of ethics (the “Code of Ethics”) and monitoring procedures relating to certain personal securities transactions by personnel of Alger Management which Alger Management deems to involve potential conflicts involving such personnel, client/Alger Affiliates accounts managed by Alger Management and the Portfolios. The Code of Ethics requires that personnel of Alger Management comply with all applicable federal securities laws and with the fiduciary duties and anti-fraud rules to which Alger Management is subject. The Code of Ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.
Potential Conflicts in Connection With Proxy Voting
Alger Management has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of clients, including the Portfolios, and to help ensure that such decisions are made in accordance with Alger Management’s fiduciary obligations to its clients. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of Alger Management may have the effect of favoring the interests of other clients or Alger Affiliates provided that Alger Management believes such voting decisions to be in accordance with its fiduciary obligations. In other words, regardless of what Alger Management’s conflict of interest is, the importance placed on exercising a client’s right to vote dictates that Alger Management will cast the vote in accordance with its voting guidelines even if Alger Management, its affiliate, or its client, somehow, indirectly, benefits from that vote. For a more detailed discussion of these policies and procedures, see the section of this SAI entitled “Proxy Voting Policies and Procedures.”
Conflicts in Connection with Sales-Related Incentives.
Alger Affiliates and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to a Portfolio or its shareholders. Alger Affiliates and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher for some products or services than for others, and the remuneration and profitability to Alger Affiliates and such personnel resulting from transactions on behalf of or management of the Portfolios may be greater or lesser than the remuneration and profitability resulting from other funds or products.
Conflicts may arise in relation to sales-related incentives. Alger Affiliates and its personnel may receive greater compensation or greater profit in connection with certain funds in the Alger Family of Funds than with other funds, including the Portfolios. Differentials in compensation may be related to the fact that Alger Affiliates may pay a portion of their advisory fee to an unaffiliated investment adviser, or to other compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of Alger Affiliates and their personnel to recommend certain funds in the Alger Family of Funds over other funds, including the Portfolios.
Alger Affiliates may also have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Portfolios, or who engage in transactions with or for the Portfolios. For example, Alger Affiliates regularly participate in industry and consultant sponsored conferences and may purchase educational, data related or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help Alger Affiliates understand the consultant’s points of view on the investment management process. Consultants and other parties that provide consulting or other services or provide service platforms for employee benefit plans to potential investors in the Portfolios may receive fees from Alger Affiliates or the Portfolios in connection with the distribution of shares in the Portfolios or other Alger Affiliates products. For example, Alger Affiliates may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, or other products or services offered or managed by Alger Management. Alger Affiliates may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. Alger Affiliates’ membership in such organizations allows Alger Affiliates to participate in these conferences and educational forums and helps Alger Affiliates interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, Alger Affiliates’ personnel, including employees of Alger Affiliates, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Portfolios or that may recommend investments in the Portfolios or distribute the Portfolios. In addition, Alger Affiliates, including Alger Management, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. Personnel of Alger Affiliates may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Portfolios or other dealings with the Portfolios that create incentives for them to promote the Portfolios or certain portfolio transactions.
To the extent permitted by applicable law, Alger Affiliates or the Portfolios may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote client/Alger Affiliates accounts, the Portfolios and other products. In addition to placement fees, sales loads or similar distribution charges, payments may be made out of Alger Affiliates’ assets, or amounts payable to Alger Affiliates rather than a separately identified charge to the Portfolios, client/Alger Affiliates accounts or other products. Such payments may compensate Intermediaries for, among other things: marketing the Portfolios, client/Alger Affiliates accounts and other products (which may consist of payments resulting in or relating to the inclusion of the Portfolios, client/Alger Affiliates accounts and other products on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries); access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; fees for directing investors to the Portfolios, client/Alger Affiliates accounts and other products; “finders fees” or “referral fees” or other fees for providing assistance in promoting the Portfolios, client/Alger Affiliates accounts and other products (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Portfolios, client/Alger Affiliates accounts and other products. Such payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of interests sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. Furthermore, subject to applicable law, such payments may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs. The additional payments by Alger Affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing or other investor services that are in addition to the fees paid for these services by such products.
The payments made by Alger Affiliates or the Portfolios may be different for different Intermediaries. The payments may be negotiated based on a range of factors, including but not limited to, ability to attract and retain assets, target markets, customer relationships, quality of service and industry reputation. Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.
Potential Conflicts in Connection with Brokerage Transactions
Trade Aggregation.    If Alger Management believes that the purchase or sale of a security is in the best interest of more than one client/Alger Affiliates account (including the Portfolios), it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Aggregation of trades under this circumstance should, on average, decrease the costs of execution. In the event Alger Management aggregates a trade for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of trades is expected to be used, allocations are generally pro rata and if not, will be designed so as not to systematically and consciously favor or disfavor any account in the allocation of investment opportunities. The accounts aggregated may include registered and unregistered investment companies, Alger Affiliates Accounts (including the Portfolios), and separate accounts. Transaction costs will be shared by participants on a pro-rata basis according to their allocations. Alger Management may delay the execution of a trade for a client account so it may be included as part of an aggregated trade.
When orders are aggregated for execution, it is possible that Alger Affiliates will benefit from such trades, even in limited capacity situations. Alger Management maintains policies and procedures that it believes are reasonably designed to deal equitably with conflicts of interest that may arise in certain situations when purchase or sale orders for an account are aggregated for execution with orders for Alger Affiliates Accounts. Alger Management may aggregate trades for its clients and affiliates in private placements pursuant to internally developed procedures. In such cases, Alger Management will only negotiate the price of such investments, and no other material terms of the offering, and will prepare a written allocation statement reflecting the allocation of the securities.
Alger Management is not required to bunch or aggregate trades if portfolio management decisions for different accounts are made separately, or if it determines that bunching or aggregating is not practicable, or with respect to client directed accounts.
Even when trades are aggregated, prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Portfolios will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Portfolios. In addition, under certain circumstances, the Portfolios will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

Soft Dollars.    Alger Management relies primarily on its own internal research group to provide primary research in connection with buy and sell recommendations. However, Alger Management does pay for both brokerage fees and soft dollars. Soft dollars would include any general research services provided by a third party vendor. Such research generally will be used as a secondary source of research information. The research services that Alger Management may receive from brokerage firms include research on specific industries and companies; macroeconomic analyses; analyses of national and international events and trends; evaluations of thinly traded securities; computerized trading screening techniques and securities ranking services; and general research services (i.e., Bloomberg, Reuters).
Commissions for the combination of execution and research services may be higher than for execution services alone. Alger Management may pay higher commissions for receipt of brokerage and research services in connection with securities trades that are consistent with the “safe harbor” provisions of Section 28(e) of the Securities Exchange Act. This benefits Alger Management because it does not have to pay for the research, products, or services. Such benefit gives Alger Management an incentive to select a broker-dealer based on its interest in receiving the research, products, or services rather than on its clients’ interest in receiving the most favorable execution.
Research or other services obtained in this manner may be used in servicing any or all of the Portfolios and other client/Alger Affiliates accounts. This includes client/Alger Affiliates accounts other than those that pay commissions to the broker providing soft dollar benefits. To the extent permitted by applicable law, such products and services may disproportionately benefit other client/Alger Affiliates accounts relative to the Portfolios based on the amount of brokerage commissions paid by the Portfolios and such other client/Alger Affiliates accounts. Neither the research services nor the amount of brokerage given to a particular broker-dealer are made through an arrangement or commitment that obligates Alger Management to pay selected broker-dealers for the services provided.
Alger Management has entered into certain commission sharing arrangements that it considers soft dollar arrangements, and that comply with the terms of Section 28(e) of the Securities Exchange Act. A commission sharing arrangement allows Alger Management to aggregate commissions at a particular broker-dealer and to direct that particular broker-dealer to pay various other broker-dealers from this pool of aggregate commissions for research and research services the firms have provided to Alger Management. These arrangements allow Alger Management to limit the broker-dealers it trades with, while maintaining valuable research relationships.
In certain cases, a research service may serve additional functions that are not related to the making of investment decisions (such as accounting, record keeping or other administrative matters). Where a product obtained with commissions has such a mixed use, Alger Management will make a good faith allocation of the cost of the product according to its use. Alger Management will not use soft dollars to pay for services that provide only administrative or other non-research assistance.

Appendix
Description of certain rating categories assigned by S&P Global Ratings, a division of S&P Global Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch, Inc. (“Fitch”), Dominion Bond Rating Service Limited (“DBRS”) and A. M. Best Company, Inc. (“Best”).
Commercial Paper and Short-Term Ratings
The designation A-l by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-l.
The rating Prime-l (P-l) is the highest commercial paper rating assigned by Moody’s. Issuers of P-l paper must have a superior capacity for repayment of short-term promissory obligations and ordinarily will be evidenced by leading market positions in well-established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
The rating Fitch-l (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-l is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.
Bond and Long-Term Ratings S&P
Bonds rated AA by S&P are judged by S&P to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (S&P’s highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
S& P’s BBB-rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative elements begin to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.
Debt rated BB and B by S&P is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.
Debt rated B by S&P has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or B rating.

MOODY’S
Bonds rated Aa by Moody’s are judged to be of high quality by all standards. Together with bonds rated Aaa (Moody’s highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds that are rated A by Moody’s possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment in the future.
Moody’s Baa-rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.
Bonds rated Ba by Moody’s are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
Bonds rated B by Moody’s generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
FITCH
Bonds rated AAA by Fitch are judged by Fitch to be strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.
Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB-rated bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
Fitch’s BB-rated bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.
Fitch’s B-rated bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

DBRS
Bonds rated AAA by DBRS are considered to be of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.
Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.
Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the A category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.
Bonds rated BBB are considered to be of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.
Bonds rated BB are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.
Bonds rated “B” are regarded as highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.
A.M. Best
The issuer of long-term debt rated aaa has, in A.M. Best’s opinion, an exceptional ability to meet the terms of its obligation. The rating aa is assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of its obligation., and issues are rated a where the ability to meet the terms of the obligation is regarded as strong. The issuer of debt rated bbb is considered to have an adequate ability to meet the terms of its obligation but to be more susceptible to changes in economic or other conditions.
The issuer of bb-rated long-term debt has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes. The issuer of long-term debt rated b is considered to have extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

Investment Manager:
Fred Alger Management, LLC
360 Park Avenue South
New York, New York 10010
Distributor:
Fred Alger & Company, LLC
360 Park Avenue South
New York, New York 10010
Transfer Agent:
Alger Family of Funds
c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
Custodian Bank:
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110
Independent Registered Public
Accounting Firm:
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112
Counsel:
Proskauer Rose LLP
11 Times Square
New York, New York 10036
The Alger Portfolios
STATEMENT OF
ADDITIONAL
INFORMATION
May 1, 2020
APPSAI

PART C
OTHER INFORMATION
Item 28.	EXHIBITS

Exhibit No.	Description of Exhibit
(a)	Articles of Incorporation:
(a-1)	Amended and Restated Declaration of Trust, dated September 13, 2012, incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement filed with the SEC on April 12, 2013
(a-2)	Certificate of Amendment to Declaration of Trust, dated August 7, 2017, filed herewith
(a-3)	Certificate of Amendment to Declaration of Trust, dated October 31, 2019, filed herewith
(b)	Amended and Restated By-laws of Registrant, filed herewith
(c)	See Exhibits (a) and (b)
(d)	Investment Advisory Agreements:
(d-1)	Investment Advisory Agreement for Registrant, dated January 17, 2007, incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement filed with the SEC on April 12, 2007
(d-2)	Restated Fee Schedule to Investment Advisory Agreement, effective September 17, 2019, filed herewith
(d-3)	Contract to Support Fee Waiver/Expense Reimbursement for Weatherbie Specialized Growth Portfolio, filed herewith
(d-4)	Contract to Support Fee Waiver/Expense Reimbursement for Alger Large Cap Growth Portfolio, incorporated by reference to Post-Effective Amendment No. 61 to the Registration Statement filed with the SEC on April 15, 2019
(d-5)	Form of Sub-Advisory Agreement between Fred Alger Management, LLC and Weatherbie Capital, LLC, incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement filed with the SEC on February 6, 2017
(e)	Underwriting Contracts: Amended and Restated Distribution Agreement, dated May 19, 2015, filed herewith
(g)	Custodian Agreements:
(g-1)	Custodian Agreement between Brown Brothers Harriman & Co. and Registrant dated February 29, 2008, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement filed with the SEC on March 12, 2008
(g-2)	Amendment to Custodian Agreement, dated January 6, 2017, filed herewith
(g-3)	Amendment to Custodian Agreement, dated November 15, 2017, filed herewith
(g-4)	Amendment to Custodian Agreement, dated December 20, 2017, filed herewith
(g-5)	Amendment to Custodian Agreement, dated October 15, 2018, filed herewith
(h)	Other Material Contracts:
(h-1)	Shareholder Administrative Services Agreement among Alger Shareholder Services, Inc., the Registrant, et al., effective February 28, 2005, incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement filed with the SEC on April 11, 2005
(h-2)	Amendment No. 1 to Shareholder Administrative Services Agreement, effective June 30, 2007, filed herewith
(h-3)	Amendment No. 2 to Shareholder Administrative Services Agreement, effective June 30, 2010, filed herewith
(h-4)	Amendment No. 3 to the Shareholder Administrative Services Agreement, effective December 29, 2010, incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement filed with the SEC on April 13, 2012
(h-5)	Amendment No. 4 to Shareholder Administrative Services Agreement, effective August 1, 2016, filed herewith
(h-6)	Amendment No. 5 to Shareholder Administrative Services Agreement, effective December 28, 2017, filed herewith

Exhibit No.	Description of Exhibit
(h-7)	Transfer Agency Agreement Between Certain Investment Companies Managed by Fred Alger Management, LLC (including Registrant) and UMB Fund Services, Inc., dated October 5, 2019, filed herewith
(h-8)	Fund Administration Agreement for Registrant, dated May 11, 2018, filed herewith
(h-9)	Accounting Agency Agreement between Brown Brothers Harriman & Co. and Registrant dated February 29, 2008, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement filed with the SEC on March 12, 2008
(h-10)	Amendment to the Accounting Agency Agreement between Registrant and Brown Brothers Harriman & Co., dated June 1, 2009, incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement filed with the SEC on April 13, 2012
(h-11)	Amendment to the Accounting Agency Agreement between Registrant and Brown Brothers Harriman & Co., dated October 24, 2011, incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement filed with the SEC on April 13, 2012
(h-12)	Amendment to the Accounting Agency Agreement between Registrant and Brown Brothers Harriman & Co., dated January 6, 2017, filed herewith
(h-13)	Amendment to the Accounting Agency Agreement between Registrant and Brown Brothers Harriman & Co., dated August 17, 2017, filed herewith
(h-14)	Amendment to the Accounting Agency Agreement between Registrant and Brown Brothers Harriman & Co., dated June 1, 2018, filed herewith
(h-15)	Amendment to the Accounting Agency Agreement between Registrant and Brown Brothers Harriman & Co., dated October 15, 2018, filed herewith
(i)	Legal Opinions:
(i-1)	Opinions of Sullivan & Worcester, incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement filed with the SEC on January 23, 1989
(i-2)	Opinions of Sullivan & Worcester, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement filed with the SEC on April 9, 1998
(i-3)	Consent of Sullivan & Worcester, incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement filed with the SEC on April 30, 2001
(j)	Consent of Deloitte & Touche LLP, filed herewith
(k)	Omitted Financial Statements: Not applicable
(l)	Initial Capital Agreements:
(l-1)	Purchase Agreement relative to the shares of the Alger American Money Market, Income and Growth, Small Capitalization and Growth Portfolios, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement filed with the SEC on April 9, 1998
(l-2)	Purchase Agreement relative to the shares of the Alger American Fixed Income Portfolio, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement filed with the SEC on April 9, 1998
(l-3)	Purchase Agreement relative to the shares of the Alger American MidCap Growth Portfolio, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement filed with the SEC on April 9, 1998
(l-4)	Purchase Agreement relative to the shares of the Alger American Leveraged AllCap Portfolio, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement filed with the SEC on April 9, 1998
(m)	Class S Distribution Plan, dated May 18, 2017, filed herewith
(n)	Rule 18f-3 Multiple Class Plan dated March 6, 2014, incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement filed with the SEC on April 11, 2014
(p)	Amended and Restated Code of Ethics, filed herewith
(q)	Powers of Attorney executed by Hal Liebes, Michael D. Martins, Hilary M. Alger, Charles F. Baird, Jr., Roger P. Cheever, Stephen E. O’Neil, David Rosenberg, and Nathan E. Saint-Amand, M.D., incorporated by reference to Post-Effective Amendment No. 59 to the Registration Statement filed with the SEC on April 18, 2018

Item 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
None.
Item 30.	INDEMNIFICATION
Under Section 8.4 of Registrant’s Agreement and Declaration of Trust, any past or present Trustee or officer of Registrant (including persons who serve at Registrant’s request as directors, officers or Trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”)) is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a Covered Person. This provision does not authorize indemnification when it is determined, in the manner specified in the Agreement and Declaration of Trust, that such Covered Person has not acted in good faith in the reasonable belief that his actions were in or not opposed to the best interests of Registrant. Moreover, this provision does not authorize indemnification when it is determined, in the manner specified in the Agreement and Declaration of Trust, that such Covered Person would otherwise be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Expenses may be paid by Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such Covered Person to repay such expenses to Registrant in the event that it is ultimately determined that indemnification of such expenses is not authorized under the Agreement and Declaration of Trust and either (i) the Covered Person provides security for such undertaking, (ii) Registrant is insured against losses from such advances, or (iii) the disinterested Trustees or independent legal counsel determines, in the manner specified in the Agreement and Declaration of Trust, that there is reason to believe the Covered Person will be found to be entitled to indemnification.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission (the “SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Item 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
Fred Alger Management, LLC (“Alger Management”), which serves as investment manager to the Fund, is generally engaged in rendering investment advisory services to institutions and, to a lesser extent, individuals. Alger Management presently serves as investment adviser to four other open-end investment companies.
Set forth below is the name and principal business address of each company, excluding Alger Management advised funds, for which a director or officer of Alger Management serves as a director, officer or employee:
Alger Boulder I LLC
Alger Associates, Inc.
Alger Alternative Holdings, LLC
Alger Apple Real Estate, LLC
Alger Capital, LLC
Alger International Holdings
Alger Group Holdings, LLC
Fred Alger & Company, LLC
The Foundation for Alger Families
360 Park Avenue South
New York, New York 10010
Alger Management, Ltd.
78 Brook Street
London
W1K 5EF
United Kingdom
Alger-Weatherbie Holdings, LLC

Weatherbie Capital, LLC
265 Franklin Street
Boston, Massachusetts 02110
Listed below are the officers of Alger Management.
NAME AND POSITION WITH ALGER MANAGEMENT	OTHER SUBSTANTIAL BUSINESS, PROFESSION OR VOCATION
Daniel C. Chung Chairman, President and Chief Executive Officer	President and Chief Executive Officer, Alger Associates, Inc., Alger Capital, LLC, Alger Group Holdings, LLC, Alger Apple Real Estate, LLC and Alger Boulder I LLC; Manager, Weatherbie Capital, LLC; Director, Alger Management, Ltd.; Director and Chairman, Alger International Holdings; President, Chief Executive Officer and Manager, Alger Alternative Holdings, LLC; Chairman, President and Manager, Alger-Weatherbie Holdings, LLC; and President and Director, The Foundation for Alger Families
Robert Kincel Chief Financial Officer, Senior Vice President and Treasurer	Chief Financial Officer and Treasurer, Alger Associates, Inc.; Chief Financial Officer, Treasurer and Senior Vice President, Fred Alger & Company, LLC; Treasurer and Manager, Weatherbie Capital, LLC and Alger-Weatherbie Holdings, LLC; Director, Alger International Holdings; Chief Financial Officer, Treasurer and Manager, Alger Alternative Holdings, LLC; Chief Financial Officer, Treasurer and Vice President, Alger Capital, LLC and Alger Group Holdings, LLC; Treasurer, Alger Apple Real Estate, LLC and Alger Boulder I LLC; Treasurer and Director, The Foundation for Alger Families
Hal Liebes Executive Vice President, Chief Operating Officer and Secretary	Chief Operating Officer and Secretary, Alger Associates, Inc.; Chief Operating Officer, Secretary and Manager, Alger Alternative Holdings, LLC; Director, Alger SICAV, Alger International Holdings, and Alger Dynamic Return Offshore Fund; Vice President, Chief Operating Officer, Member, and Secretary, Alger Capital, LLC and Alger Group Holdings, LLC; Executive Director and Chairman, Alger Management, Ltd.; Manager and Secretary, Weatherbie Capital, LLC and Alger Apple Real Estate LLC; Manager, Alger Partners Investors I, LLC, Alger-Weatherbie Holdings, LLC and Alger Partners Investors KEIGF; Secretary, Alger Boulder I LLC; and Director and Secretary, The Foundation for Alger Families
Tina Payne Senior Vice President, General Counsel, Chief Compliance Officer	Senior Vice President, General Counsel, and Secretary, Fred Alger & Company, LLC; Chief Compliance Officer, Alger Management, Ltd.; Assistant Secretary, Weatherbie Capital, LLC, Alger Alternative Holdings, LLC and Alger-Weatherbie Holdings, LLC
For more information as to the business, profession, vocation or employment of a substantial nature of additional officers of Alger Management, reference is made to Alger Management’s current Form ADV (SEC File No. 801-06709) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

Item 32.	PRINCIPAL UNDERWRITER

(a)	Fred Alger & Company, LLC (“Alger LLC”) acts as principal underwriter for Registrant, The Alger Funds, The Alger Institutional Funds, The Alger Funds II, and Alger Global Focus Fund.
(b)	The information required by this Item 32 with respect to each director, officer or partner of Alger LLC is incorporated by reference to Schedule A of Form BD filed by Alger LLC pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-6423).
(c)	Not applicable.
Item 33.	LOCATION OF ACCOUNTS AND RECORDS
All accounts and records of Registrant are maintained by Mr. Robert Kincel, Alger LLC, Harborside Plaza 5, 185 Hudson Street, Suite 2310, Jersey City, NJ 07311.
Item 34.	MANAGEMENT SERVICES
Not applicable.
Item 35.	UNDERTAKINGS
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 16th day of April, 2020.
THE ALGER PORTFOLIOS
By:	/s/ Hal Liebes
Hal Liebes, President

ATTEST:	/s/ Tina Payne
Tina Payne, Secretary
Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Hal Liebes	President (Principal Executive Officer)	April 16, 2020
Hal Liebes
/s/ Michael D. Martins	Treasurer (Principal Financial Officer)	April 16, 2020
Michael D. Martins
*	Trustee	April 16, 2020
Charles F. Baird
*	Trustee	April 16, 2020
Roger P. Cheever
*	Trustee	April 16, 2020
Hilary M. Alger
*	Trustee	April 16, 2020
David Rosenberg
*	Trustee	April 16, 2020
Nathan E. Saint-Amand
*	Trustee	April 16, 2020
Stephen E. O’Neil

*By:	/s/ Hal Liebes
Hal Liebes Attorney-In-Fact

Exhibit Index
Exhibit No.	Description of Exhibit
(a-2)	Certificate of Amendment to Declaration of Trust, dated August 7, 2017
(a-3)	Certificate of Amendment to Declaration of Trust, dated October 31, 2019
(b)	Amended and Restated By-laws of Registrant
(d-2)	Restated Fee Schedule to Investment Advisory Agreement, effective September 17, 2019
(d-3)	Contract to Support Fee Waiver/Expense Reimbursement for Weatherbie Specialized Growth Portfolio
(e)	Amended and Restated Distribution Agreement, dated May 19, 2015
(g-2)	Amendment to Custodian Agreement, dated January 6, 2017
(g-3)	Amendment to Custodian Agreement, dated November 15, 2017
(g-4)	Amendment to Custodian Agreement, dated December 20, 2017
(g-5)	Amendment to Custodian Agreement, dated October 15, 2018
(h-2)	Amendment No. 1 to Shareholder Administrative Services Agreement, effective June 30, 2007
(h-3)	Amendment No. 2 to Shareholder Administrative Services Agreement, effective June 30, 2010
(h-5)	Amendment No. 4 to Shareholder Administrative Services Agreement, effective August 1, 2016
(h-6)	Amendment No. 5 to Shareholder Administrative Services Agreement, effective December 28, 2017
(h-7)	Transfer Agency Agreement Between Certain Investment Companies Managed by Fred Alger Management, LLC (including Registrant) and UMB Fund Services, Inc., dated October 5, 2019
(h-8)	Fund Administration Agreement for Registrant, dated May 11, 2018
(h-12)	Amendment to the Accounting Agency Agreement between Registrant and Brown Brothers Harriman & Co., dated January 6, 2017
(h-13)	Amendment to the Accounting Agency Agreement between Registrant and Brown Brothers Harriman & Co., dated August 17, 2017
(h-14)	Amendment to the Accounting Agency Agreement between Registrant and Brown Brothers Harriman & Co., dated June 1, 2018
(h-15)	Amendment to the Accounting Agency Agreement between Registrant and Brown Brothers Harriman & Co., dated October 15, 2018
(j)	Consent of Deloitte & Touche LLP
(m)	Class S Distribution Plan, dated May 18, 2017
(p)	Amended and Restated Code of Ethics